                                 EXHIBIT 10.12

                    FORM OF POHANKA CONTRIBUTION AGREEMENT








                            CAPITAL AUTOMOTIVE L.P.
                            -----------------------


                    AGREEMENT FOR CONTRIBUTION OF INTERESTS
                    ---------------------------------------


                               November 24, 1997

                               TABLE OF CONTENTS
                               -----------------
                                                                                Page
                                                                                ----
 I.    CONTRIBUTION OF INTERESTS............................................ - 1 -
            1.1      Certain Definitions.................................... - 1 -
            1.2      Contribution........................................... - 3 -
            1.3      Consideration for Contribution......................... - 3 -
            1.4      [Intentionally omitted]................................ - 3 -
            1.5      Subject to Partnership Agreement....................... - 3 -
            1.6      Capitalized Terms...................................... - 3 -

 II.   ADJUSTMENTS.......................................................... - 3 -
            2.1      Unit Adjustment........................................ - 3 -
            2.2      Adjustments with Respect to Units...................... - 4 -

 III.  REDEMPTION OF UNITS.................................................. - 4 -
            3.1      Redemption Right; Limit on Redemptions................. - 4 -
            3.2      Registered Shares...................................... - 4 -

 IV.   OPERATION OF PROPERTY THROUGH CLOSING................................ - 4 -
            4.1      Business Practice...................................... - 4 -
            4.2      No Sale or Encumbrance................................. - 5 -
            4.3      Leases, Service Contracts and Management Contracts..... - 5 -
            4.4      Termination of Leases; New Company Leases.............. - 5 -
            4.5      Compliance............................................. - 5 -
            4.6      Notice of Inaccuracy or Incompleteness................. - 5 -
            4.7      Access................................................. - 6 -
            4.8      Insurance.............................................. - 6 -
            4.9      Fulfillment of Obligation.............................. - 6 -
            4.10     Financial Statements and Reports....................... - 6 -

 V.    STATUS OF TITLE TO PROPERTY.......................................... - 6 -
            5.1      State of Title......................................... - 6 -
            5.2      Preliminary Evidence of Title.......................... - 6 -
            5.3      Title Defects.......................................... - 8 -

 VI.   CLOSING PRORATIONS AND ADJUSTMENTS................................... - 9 -
            6.1      Prorations and Adjustments............................. - 9 -

 VII.  CLOSING............................................................. - 10 -
            7.1      Closing Date.......................................... - 10 -

            7.2      Closing Documents....................................................... - 10 -
            7.3      Conditions to the Partnership's Obligation to Close..................... - 14 -
            7.4      Conditions to the Contributor's Obligation to Close..................... - 16 -
            7.5      Transaction Costs....................................................... - 16 -

VIII.  CASUALTY LOSS AND CONDEMNATION........................................................ - 17 -
            8.1      Casualty................................................................ - 17 -
            8.2      Condemnation or Taking.................................................. - 17 -

IX.    REPRESENTATIONS AND WARRANTIES OF THE CONTRIBUTORS.................................... - 18 -
            9.1      Organization............................................................ - 18 -
            9.2      Authority............................................................... - 18 -
            9.3      Interest in Contributed Properties...................................... - 18 -
            9.4      Investment.............................................................. - 19 -
            9.5      Title to the Properties................................................. - 20 -
            9.6      No Defaults............................................................. - 21 -
            9.7      No Litigation; No Condemnation.......................................... - 21 -
            9.8      No Violation............................................................ - 21 -
            9.9      Required Obligations.................................................... - 22 -
            9.10     Condition of Properties................................................. - 22 -
            9.11     Warranties.............................................................. - 22 -
            9.12     Utilities............................................................... - 22 -
            9.13     Zoning.................................................................. - 22 -
            9.14     Improvements............................................................ - 22 -
            9.15     Environmental Matters................................................... - 23 -
            9.16     Insurance............................................................... - 25 -
            9.17     Management.............................................................. - 25 -
            9.18     Compliance.............................................................. - 25 -
            9.19     Leases; Rent Rolls...................................................... - 25 -
            9.20     Service Contracts; Management Contracts................................. - 27 -
            9.21     Permits................................................................. - 27 -
            9.22     Financial Statements.................................................... - 28 -
            9.23     Undisclosed Liabilities................................................. - 28 -
            9.24     Contracts............................................................... - 28 -
            9.25     Tax Matters............................................................. - 28 -
            9.26     Employee Benefit Liabilities. .......................................... - 28 -
            9.27     [Intentionally Omitted]................................................. - 28 -
            9.28     Taxes................................................................... - 29 -
            9.29     Special Filings......................................................... - 29 -
            9.30     [Intentionally Omitted]................................................. - 29 -
            9.31     Books and Records....................................................... - 29 -
            9.32     No Brokers.............................................................. - 29 -
            9.33     All Material Information................................................ - 29 -

            9.34     Survival of Warranties......................................... - 30 -

X.     [INTENTIONALLY OMITTED]......................................................  -30-

XI.    REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND THE
PARTNERSHIP.........................................................................  -30 -
            11.1     Organization, Good Standing and Qualification.................. - 30 -
            11.2     Authorization.................................................. - 30 -
            11.3     No Violation................................................... - 31 -
            11.4     Public Offering................................................ - 31 -
            11.5     Tax Status..................................................... - 31 -
            11.6     No Litigation.................................................. - 31 -
            11.7     No Brokers..................................................... - 31 -
            11.8     Survival....................................................... - 31 -

XII.   COVENANTS.................................................................... - 32 -
            12.1     Covenants of the Company and the Partnership................... - 32 -
            12.2     Covenants of the Contributors and the Contributing Entities.... - 34 -
            12.3     No Claim Against Contributed Property.......................... - 35 -
            12.4     DRO Election; Bottom Guaranty Election......................... - 35 -

XIII.  DUE DILIGENCE PERIOD......................................................... - 37 -
            13.1     Due Diligence Period........................................... - 37 -
            13.2     Access to Properties and Materials............................. - 37 -
            13.3     Adjustment Following Due Diligence............................. - 37 -

XIV.   DEFAULTS AND REMEDIES........................................................ - 38 -
            14.1     Indemnification by Contributors................................ - 38 -
            14.2     Remedies....................................................... - 39 -
            14.3     Indemnification by the Company and the Partnership............. - 40 -
            14.4     Indemnification Procedures..................................... - 40 -

XV.    MISCELLANEOUS................................................................ - 43 -
            15.1     Assignment..................................................... - 43 -
            15.2     Entire Agreement............................................... - 43 -
            15.3     Notices........................................................ - 43 -
            15.4     Governing Law.................................................. - 45 -
            15.5     Litigation Costs............................................... - 45 -
            15.6     Counterparts................................................... - 45 -
            15.7     Offer and Acceptance........................................... - 45 -
            15.8     Arbitration.................................................... - 46 -

                                   EXHIBITS

A.           Partnership Agreement
4.4 (a)      Form of  Company Lease
4.4 (c)      Guaranty and Subordination Agreement
7.2.1(i)     Investor Questionnaires
7.2.1(p)     Lender's Estoppel Certificate
7.2.1(q)     Opinion of Contributor's Counsel
7.2.2(f)     Opinion of Company Counsel

                                   SCHEDULES

          DISCLOSURE SCHEDULE

I.           Contributors (Names and Addresses)
1.2          Schedule of Properties; Ownership Interests in Properties and
              Contribution Amounts
1.3(a)       Schedule of Units Issued in Consideration for Each Property
1.3(b)       Mortgage Debt
4.1          Prior Occupants
4.4(b)       Guaranties
5.1          Permitted Exceptions
9.6          Material Defaults
9.13         Zoning
9.15.5(a)    The Treatment, Storage and Disposal Locations for Substances of
              Concern
9.15.5(b)    Storage Tanks
9.15.5(c)    Existence of Asbestos
9.15.9(f)    Environmental Permits and Authorizations
9.16         Insurance
9.19         Lease Disclosures
9.19.2       Leases and Rent Rolls
9.19.13      Other Landlords
9.20(a)      Service Contracts
9.20(b)      Management Contracts
9.23         Assumed Liabilities of Contributors
9.24         Contracts
9.26         Employee Benefit Plans/Employment Contracts/Employee Benefit
              Liabilities
12.1.5       Restrictions on Sale and/or Financing of Specified Properties
12.4.5       Limitations on Indebtedness
14.2.1       Indemnitors

                            CAPITAL AUTOMOTIVE L.P.

                    AGREEMENT FOR CONTRIBUTION OF INTERESTS
                    ---------------------------------------

          THIS AGREEMENT FOR CONTRIBUTION OF INTERESTS (the "Agreement") is made and entered into as of this 24th day of November 1997, by and among the persons and entities named on Schedule I hereto consisting of all of the owners of an
                      ----------
interest in any of the Properties listed on Schedule 1.2 (each individually, a
                                            ------------
"Contributor" and, if more than one Contributor, collectively, the "Contributors"), and CAPITAL AUTOMOTIVE REIT, a Maryland real estate investment trust (the "Company"), having offices at 1925 North Lynn Street, Suite 306, Arlington, Virginia 22209 on its own behalf, and CAPITAL AUTOMOTIVE L.P., a Delaware limited partnership (the "Partnership"), having offices at 1925 North Lynn Street, Suite 306, Arlington, Virginia 22209.

                                   RECITALS
                                   --------

          A. The Partnership was formed on November 13, 1997. At the Closing, the Limited Partnership Agreement, as amended and restated, will be substantially in the form appended hereto as Exhibit A (the "Partnership
                                             ---------
Agreement"). The Partnership is intended to result in an umbrella partnership real estate investment trust in which the Company shall be the sole general partner (the "General Partner") and shall hold the number of Units (as hereinafter defined) of partnership interest set forth in Schedule A to the
                                                          ----------
Partnership Agreement.

          B. Each Contributor has such interest in the real property and improvements as is set forth opposite its name on Schedule 1.2 hereto. Each
                                                  ------------
Contributor is the legal and beneficial owner of fee simple title to all of the real property and improvements set forth on such Schedule 1.2 hereto (including
                                                 ------------
the residual interests in any tenant improvements thereon), which are individually referred to as a "Property" and collectively, the "Properties."

          C. Each Contributor desires to transfer all of its interest in each of the Properties set forth on Schedule 1.2 to the Partnership in exchange for
                               ------------
Units (as hereafter defined) in the Partnership in the amounts set forth in
Schedule 1.3(a) upon and subject to the terms and conditions of this Agreement.
---------------

          NOW THEREFORE, in consideration of and in reliance upon the above Recitals, the terms, covenants and conditions contained in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

          I.   CONTRIBUTION OF INTERESTS
               -------------------------

               1.1  Certain Definitions.  For purposes of this Agreement:
                    -------------------

               1.1.1 "Units" means units of limited partnership interest in the Partnership, including the limited partnership interests held by the Company and those to be issued to the Contributors pursuant to this Agreement. The Units to be issued to the Contributors pursuant to this Agreement are sometimes referred to herein as the "Initial Units."

               1.1.2 "Shares" means the common shares of beneficial interest, par value $.01 per share, of the Company.

               1.1.3 "Initial Shares" means the Shares of the Company registered under the Securities Act of 1933, as amended (the "Act"), pursuant to a registration statement on Form S-11 (the "Registration Statement") to be filed with the Securities and Exchange Commission (the "Commission") on or about November 1997.

               1.1.4 "Affiliate" means with respect to any Person, (i) any Person that holds direct or indirect beneficial ownership (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended) of voting securities or other voting interests representing at least five percent (5%) of the outstanding voting power of a Person or equity securities or other equity interests representing at least five percent (5%) of the outstanding equity securities or interests in a Person, or (ii) any Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with such Person.

               1.1.5 A "Person" shall mean and include natural persons, corporations, limited partnerships, general partnerships, joint stock companies, joint ventures, associations, companies, trusts, banks, trust companies, land trusts, business trusts, Indian tribes or other organizations, whether or not legal entities, and governments and agencies and political subdivisions thereof.

               1.1.6 For purposes of this Agreement, the "knowledge" of a party shall mean the actual knowledge of such party's officers, senior executives, managing partners, general partners, majority shareholders, key employees or their equivalents.

               1.2  Contribution.  Subject to the terms and conditions of this
                    ------------
Agreement, at the Closing (as hereinafter defined), each Contributor shall convey and transfer its entire right, title and interest in the Properties identified on Schedule 1.2 to the Partnership, excluding items of movable
              ------------
personal property attached to the Property that relate to the business conducted on the Property and may readily be removed from the Property without material damage whether or not such items are "fixtures," ("Excluded Personal Property"). The interests and Properties to be transferred as herein provided are hereinafter collectively referred to as the "Contribution."

               1.3  Consideration for Contribution.  In consideration for the
                    ------------------------------
Contribution, the Partnership shall issue to each Contributor, or to such partners and beneficial owners of the Contributor as the Contributor shall designate in writing (the "Designees"), the number of Units in consideration for each Property as set forth on Schedule 1.3(a) hereto. The number of Units to be
                              ---------------
issued in consideration for each Property (the "Contribution Value") shall be the quotient of the Contribution Amount for such Property (as defined hereafter) minus the Mortgage Debt (as defined hereafter) encumbering such Property divided by the Market Price (as defined hereafter). The parties agree that, as of the date hereof and as of the Closing Date, each Initial Unit has a fair market value equal to the initial price to the public of the Initial Shares at the time and date the Registration Statement is declared effective by the Commission (the "Market Price"). The Contributors represent and warrant that each Property is subject to mortgage indebtedness set forth opposite the description of such Property on Schedule 1.3(b) of this Agreement, which mortgage indebtedness shall
            ---------------
be the principal balance of, plus the accrued interest on, the mortgages encumbering such Property at the Closing Date (the "Mortgage Debt"). For purposes of this Agreement, "Contribution Amount" means the acquisition cost of any Property, as stated on Schedule 1.3(a) plus the amount of the Closing Costs
                           ---------------
(as defined in Section 7.5.1), which total shall be used to calculate the number
               -------------
of Units to be issued to the Contributors at the Closing in exchange for their contribution of such Property to the Partnership.

               1.4  [Intentionally omitted]

               1.5  Subject to Partnership Agreement. The Units issued pursuant
                    --------------------------------
to this Agreement shall be subject in all respects to the terms and provisions of the Partnership Agreement.

               1.6  Capitalized Terms. Capitalized terms used in this Agreement
                    -----------------
that are not otherwise defined herein shall have, unless otherwise indicated, the meanings assigned to them in the Partnership Agreement.

          II.  ADJUSTMENTS
               -----------

               2.1  Unit Adjustment. The number of Units issuable as
                    ---------------
consideration for the Properties will be adjusted as follows: (a) to the extent the total Mortgage Debt on a Property is different from the amount on Schedule
                                                                      --------
1.3(b) ("Different Mortgage Debt"), an adjustment shall be made to the number of
------
Units to be issued to the Contributors hereunder, by dividing the total dollar amount of the Different Mortgage Debt by the Market Price and the quotient thereof shall be the number by which the number of Units issuable pursuant to this Agreement shall be reduced if the Mortgage Debt exceeds the scheduled amount, or increased if the Mortgage Debt is less than the scheduled amount; and (b) pursuant to Sections 7.2.1(o), 7.5.1, 8.1, 8.2, 13.3 and 15.7 of this Agreement, as applicable.

               2.2  Adjustments with Respect to Units  In the event of any stock
                    ---------------------------------
split, stock dividend, reclassification, recapitalization or other adjustment in respect of the outstanding Shares prior to the Closing Date, the number of Units to be issued to the Contributors will be proportionately adjusted so that the Units will equate to the Shares on a one-to-one basis.

          III. REDEMPTION OF UNITS
               -------------------

               Anything in the Partnership Agreement to the contrary notwithstanding, the following provisions shall apply:

               3.1  Redemption Right; Limit on Redemptions. The Contributors
                    --------------------------------------
shall have the right to require the Partnership to redeem all or a portion of the Units held by such Contributor (the "Redemption Event") on or after the date which is two (2) years after the date that the Registration Statement is declared effective by the Commission (the "Effective Date") in accordance with and subject to the limitations set forth in Section 8.05 of the Partnership Agreement.

               3.2  Registered Shares.  If the Company exercises its option to
                    ------------------
deliver Shares pursuant to Section 8.05 of the Partnership Agreement upon a Redemption Event, the Company shall deliver to the Contributor Shares that have been registered for resale under the Act pursuant to a registration statement on Form S-3 (or equivalent form of registration statement then in effect) declared effective by the Commission.

          IV.  OPERATION OF PROPERTY THROUGH CLOSING
               -------------------------------------

               Through the Closing Date:

               4.1  Business Practice. Except as otherwise provided in this
                    -----------------
Article 4, the Contributors shall continue, or shall cause any Affiliate, tenant, or third party managing, maintaining or occupying, as the case may be, any of the Properties as shall be designated by the Partnership or the Company (referred to herein individually as a "Prior Occupant" and collectively as the "Prior Occupants") to continue, to manage, maintain and operate the Properties in accordance with sound and prudent business practices and keep the Properties and the tangible personal property thereon in good condition and repair, ordinary wear and tear excepted. The Contributors shall instruct such Prior Occupant not to make any change in its management, maintenance or operation of the Properties or in its normal and customary other practices. The Prior Occupants are identified on Schedule 4.1 to this Agreement.
                            ------------

               4.2  No Sale or Encumbrance. None of the Contributors shall sell,
                    ----------------------
mortgage, pledge, hypothecate or otherwise transfer or dispose of all, or any part of any Property or any interest therein, nor shall any Contributor initiate, consent to, approve or otherwise take any action with respect to zoning or any other governmental rules or regulations presently applicable to all or any part of any Property, nor shall any Contributor permit any new limited or general partners, shareholders or members to be admitted to any Contributor.

               4.3  Leases, Service Contracts and Management Contracts. Except
                    --------------------------------------------------
as provided in Section 4.4, the Contributors shall not, nor shall they cause or permit any Prior Occupant to, terminate, modify, extend, amend or renew any Lease (as defined in Section 6.1.3 hereof), Service Contract (as defined in
Section 9.20 hereof), Management Contract (as defined in Section 9.20 hereof) or enter into any new Lease (other than the Company Lease pursuant to Section 4.4 of this Agreement) or Service Contract without the prior written consent of the Company or the Partnership; provided, however, that the failure of the Company or the Partnership to object to any such action within thirty (30) days after written notice to it by Contributor shall be deemed to reflect the Company's or the Partnership's consent thereto. Notwithstanding the foregoing, all Service Contracts and Management Contracts relating to the respective Properties shall remain in effect after the Closing Date, except for those Service Contracts and Management Contracts that the Partnership requires to be terminated as of the Closing Date.

               4.4  Termination of Leases; New Company Leases. Prior to the
                    -----------------------------------------
Closing Date the Contributors shall cause the termination of all Leases. Simultaneously with the execution of this Agreement, the Contributors shall cause the Prior Occupant of each Property, or an Affiliate thereof, to execute and deliver to the Partnership an occupancy lease with the Partnership for each of the Properties substantially in the form attached hereto as Exhibit 4.4 (a)
                                                               ---------------
(referred to hereafter individually as a "Company Lease" and collectively as the "Company Leases"), on terms and conditions (including Rent (as defined in such Company Lease)) acceptable to the Partnership. The Base Annual Rent (as defined in the Company Lease) called for under the Company Lease as set forth on the Exhibits and Schedules attached to the Company Lease shall be increased by the proportion that the Closing Costs (as defined in Section 7.5.1) bears to the acquisition cost of such Property as stated on Schedule 1.3(a).The effective
                                               ---------------
date of such Company Leases shall be the Closing Date. The Company Leases shall be guaranteed as set forth on Schedule 4.4(b) using a Guaranty and Subordination
                              ---------------
Agreement substantially in the form attached hereto as Exhibit 4.4(c).
                                                       --------------

               4.5  Compliance. None of the Contributors shall knowingly take or
                    ----------
fail to take any action that will cause the Properties to fail to comply with any federal, state, municipal and other governmental laws, ordinances, requirements, rules, regulations, notices, codes and orders, or any agreements, covenants, conditions, easements and restrictions currently in effect relating to the Properties.

               4.6  Notice of Inaccuracy or Incompleteness. The Contributors
                    --------------------------------------
shall promptly give written notice to the Company of the occurrence of any event of which Contributors have knowledge and which may adversely affect the completeness or accuracy of any representation or warranty made or to be made by Contributors under or pursuant to this Agreement.

               4.7  Access.  The Contributors shall cause the Company and its
                    ------
representatives to have reasonable access to the Properties, subject to the prior rights, if any, of any Prior Occupant; provided, however, that without the consent of the Contributor, the representatives of the Partnership shall not disclose to any Prior Occupant the existence of this Agreement or the transactions contemplated hereby.

               4.8  Insurance. The Contributors shall cause the existing
                    ---------
insurance coverages on the Properties and the business of the Contributors to be maintained in full force and effect at the Closing Date.

               4.9  Fulfillment of Obligation.  To the extent any Contributor is
                    -------------------------
obligated, pursuant to any contract, agreement, covenant, lease, including any Lease, or other understanding entered into prior to the date hereof with any Prior Occupant, governmental subdivision or any other third party, to effect any construction, make any improvements or take any action, the Contributors shall cause any such construction, improvements and/or action to be taken, completed and fully paid for by such Contributor, at its expense, prior to the Closing Date. No such obligation shall be unfulfilled, and no liability for or payment in respect of any such obligation shall be unsatisfied as of the Closing Date.

               4.10 Financial Statements and Reports. The Contributors shall
                    --------------------------------
provide to the Company financial statements, agings of accounts receivable, and other financial, operating or statistical information for each Property upon any reasonable request of the Company, and the general partner or chief financial officer, as the case may be, of each Contributor shall certify that, to the best of his or its knowledge, such financial statements and other reports are true, accurate and complete in all material respects.

          V.   STATUS OF TITLE TO PROPERTY
               ---------------------------

               5.1  State of Title.  At Closing, the Contributors shall own,
                    --------------
beneficially and of record, good and marketable fee simple title to the Properties, subject only to the mortgages listed on Schedule 9.23 hereto (the
                                                    -------------
"Mortgages") and those covenants, conditions and restrictions set forth on
Schedule 5.1 hereto (the "Scheduled Exceptions").  The Mortgages and acceptable
------------
Scheduled Exceptions are referred to collectively herein as the "Permitted Exceptions."

               5.2  Preliminary Evidence of Title. Within no more than 30 days
                    -----------------------------
after the date hereof, the Contributors and the Partnership shall obtain, in a form acceptable to the Partnership, the following documents to evidence the condition of the title to each of the Properties:

               5.2.1 Commitments (the "Title Commitments") to the Partnership for ALTA Form B (1987) Owner's Title Insurance Policies committing to insure, at standard rates, title to each Property as being good and marketable, subject only to the Permitted Exceptions, in the amount of the fair market value of each such Property, issued by a title company acceptable to the Company and the Partnership (the "Title Insurer"). The Title Commitments shall be effective as of the Closing Date, and shall reflect that fee simple title is held by the respective Contributor. Each Owner's Title Insurance Policy to be issued to the Partnership at Closing pursuant to
                         Section 7.2.2 below ("Title Insurance Policies") shall contain an extended coverage endorsement over the general or standard exceptions which are a part of the printed form of the policy and subject only to the Permitted Exceptions. Each Title Insurance Policy shall, in addition, (a) include provisions for co-insurance, in such amounts of liability acceptable to the Partnership and the Company; (b) not contain any Survey exception, (c) not contain any exceptions for
                         (i) liens for labor or material, whether or not of record, (ii) parties in possession (other than Prior Occupants under the Leases, solely as such Prior Occupants), (iii) unrecorded easements, and (iv) taxes and special assessments not shown on the public records, (d) provide for the following endorsements:
                         (i) an access endorsement insuring that there is direct and unencumbered access to the Land from all adjacent public streets and roads, (ii) a survey endorsement insuring that all foundations in place as of the date of such policy are within the lot lines and applicable setback lines, that the improvements do not encroach on adjoining land or any easements, and that there are no encroachments of improvements from adjoining land on any or the Properties or any part thereof, (iii) an ALTA Form 3.1 zoning endorsement insuring that the Properties are zoned for the buildings and the operation thereof as contemplated by the terms and provisions of this Agreement, (iv) a non-imputation endorsement, by which the Title Insurer waives any defense based upon knowledge of any person or entity (other than the knowledge of the Partnership or its designees), (v) each Property constitutes a separate lot of record and is separately assessed for real estate tax purposes, (vi) an endorsement commonly referred to as a "Fairway endorsement," providing among other things, that the Title Insurer waives any defense based on a dissolution or termination of the insured partnership or the formation of a new partnership solely by reason of one or more transfers of all or any part of the partnership interests of any one or more of the general partners of the insured to the Company or the Partnership and/or any one or more of the limited partners of the insured, and/or the transfer of any one or more of the limited partner's interests to the current general partner, the Company or the Partnership, and (vii) such other endorsements as the Partnership and the Company may reasonably require.

               5.2.2 Written results of searches reflecting any liens, judgements, tax liens, bankruptcies, and open dockets (the "UCC Searches"), conducted by a company reasonably acceptable to the Partnership. The UCC Searches shall name each Contributor, Prior Occupant, and Property, and shall search the appropriate land records and central filing office for Uniform Commercial Code financing statements.

               5.2.3 Legible copies of all documents of record referred to in any Title Commitment or disclosed by the UCC Searches, and all other documents evidencing or, to the extent in the possession or control of the Contributors, relating to, matters reflected in any Title Commitment or the UCC Searches.

               5.2.4 Current ALTA/ACSM land title surveys of each of the Properties (the "Surveys") dated on or after the date of this Agreement, certified to the Partnership and the Title Insurer (and such other persons or entities as the Partnership may designate) by a surveyor registered in the State where the Property is located. Each Survey shall be in form and substance acceptable to the Partnership and the Title Insurer.

               5.3  Title Defects. The Partnership shall have the right to
                    -------------
review the Title Commitments, UCC Searches or Surveys (or any revision or update of any of them) and to require the Contributor to remove, correct, and cure any defects in the title or other such matters relating to the title that the Partnership determines, in its sole discretion, are acceptable and those that are unacceptable. The Partnership shall notify the Contributors of those matters listed on Schedule 5.1 that are acceptable, which shall be referred to as the
          ------------
"Scheduled Exceptions." The Partnership shall notify the Contributors within ten
(10) business days after the Partnership receives the Title Commitments, UCC Searches or Surveys, as the case may be, of any such defects or matters that the Partnership finds to be unacceptable, and, prior to the Closing Date, such Contributors shall, (i) as to any such exception or other matter of a nonmonetary nature, use reasonable efforts to remove, correct and cure such defects or such other matters, and (ii) as to any such defect or other matter of a monetary nature, cause such lien or encumbrance or other matter to be discharged and released, in each case to the reasonable satisfaction of the Partnership; except that such Contributor shall not be required to expend more than $50,000 with respect thereto. If such Contributor fails to remove, correct and cure such defects or such other matters, the Partnership may, at its option and as its exclusive remedy, (x) terminate this Agreement, in which event this Agreement, without further action of the parties, shall become null and void and neither party shall have any further rights or obligations under this Agreement, (y) terminate this Agreement with respect to such Property and reduce the number of Units to be issued by the Contributors to the Contribution Value of such Property, or (z) elect to accept title to such Property and discharge or release any liens, encumbrances or other matters of a monetary nature or which may otherwise be discharged, released or removed by the payment of a monetary sum and deduct from the number of Initial Units issuable to the Contributors the number of Units that is equal to the lesser of (a) the quotient of such aggregate monetary sums paid by the Partnership for the correction, removal and cure of such defects and other matters (plus expenses in connection therewith) divided by the Market Price, or (b) $50,000. If the Partnership fails to make any such election, the Partnership shall be deemed to have elected the option contained in clause (y).

          VI.  CLOSING PRORATIONS AND ADJUSTMENTS
               ----------------------------------

               6.1  Prorations and Adjustments. All prorations and adjustments
                    --------------------------
(the "Prorations") with respect to the Property or Properties, for the period up to and through the Closing Date, shall be the responsibility of or belong to the Contributors and all such Prorations for the period after the Closing Date shall be the responsibility of or belong to the tenant under the applicable Company Lease. The Company and the Partnership shall have no responsibility for, and will receive no benefit from, the Prorations, and the Contributor shall have liability for such Prorations. Such Prorations shall include, but not be limited to, the following:

               6.1.1 real estate and personal property taxes and assessments;

               6.1.2 common area maintenance fees and reimbursements for prior years property taxes payable by Prior Occupants;

               6.1.3 the rent payable by Prior Occupants under leases in effect immediately prior to the Closing Date (the "Leases") as set forth on Schedule 9.19.2 hereto;
                                                   ---------------

               6.1.4 the full amount of security deposits paid under the Leases, together with interest thereon if required by law or otherwise;

               6.1.5 water, electric, telephone and all other utility and fuel charges and those that are meter read will be read by the appropriate utility and service transferred as of the Closing Date;

               6.1.6     amounts due and prepayments under the Service
                         Contracts;

               6.1.7     assignable license and permit fees;

               6.1.8     other expenses of operation and similar items; and

               6.1.9 all or any other disbursements, payments, and obligations relating to the Property, except for payments under any Mortgages transferred to the Partnership at the Closing, the payments for which shall be obligations of the Partnership as of, but not before, the Closing Date.

               6.1.10 Notwithstanding the foregoing, any refunds of real or personal property taxes for tax years beginning prior to the Closing Date shall belong to Contributors, and if paid to the Partnership shall be promptly refunded by the Partnership to Contributors in cash.

          VII. CLOSING
               -------

               7.1  Closing Date. The closing of the transactions contemplated
                    ------------
by this Agreement (the "Closing") shall occur at the offices of Wilmer, Cutler & Pickering, 2445 M Street, N.W. Washington, D.C. 20037-1420, at 10:00 a.m. on January 31, 1998, or such other time or place as shall follow the closing of the initial public offering of Initial Shares of the Company pursuant to the Registration Statement, provided that all conditions to Closing have been satisfied or waived, or at such other time and place as the Contributors and the Company shall agree in writing, provided, however, that under no circumstances shall the Closing occur later than March 31, 1998. The "Closing Date" shall be the date of the Closing.

               7.2  Closing Documents
                    -----------------

               7.2.1     Contributors. Not later than five (5) business days
                         ------------
                         prior to the Closing Date, the Contributors shall deliver to the Company and the Partnership the following:

                         a.   deeds and assignments for the Properties;

                         b. if not previously delivered pursuant to a waiver by the Company, executed copies of all Company Leases, effective at Closing;

                         c. any affidavits, certificates and other documents (including without limitation non-imputation affidavits and/or certificates) that are reasonably necessary for the Title Insurer to issue the Owner's Title Insurance Policies in the form and condition required by this Agreement;

                         d. evidence satisfactory to the Partnership that all mortgages and other indebtedness secured by the Properties that are not being specifically assumed by the Partnership have been paid in full;

                         e. for each Contributor that is a corporation, a corporate resolution authorizing the transactions contemplated by this Agreement, a certificate of good standing, a certified copy of the articles of incorporation and bylaws, and a certificate of incumbency certifying the titles and signatures of the corporate officers authorized to consummate the transactions contemplated hereunder on behalf of Contributor and such other evidence of Contributor's power and authority as the Company reasonably requests;

                         f. for each Contributor that is a partnership or a limited liability company, a resolution authorizing the Contribution in exchange for the Units the execution of closing documents and the transactions contemplated by this Agreement, a certificate of good standing, a certified copy of the partnership or operating agreement governing such Contributor, and a certificate of incumbency certifying the titles and signatures of the general partners or members authorized to consummate the transactions contemplated hereunder on behalf of Contributor and such other evidence of power and authority of the Contributor as the Partnership reasonably requests;

                         g. for each Contributor, an affidavit stating, under penalty of perjury, its U.S. taxpayer identification number and that it is not a foreign person within the meaning of Section 1445 of the Internal Revenue Code of 1986, as amended (the "Code");

                         h. a counterpart of the Partnership Agreement executed by each Contributor;

                         i.   investor questionnaires ("Investor
                              Questionnaires") in the form attached to this Agreement as Exhibit 7.2.1(i) executed by each
                                           ----------------
                              Contributor;

                         j. letters advising Prior Occupants of the change in ownership of the Properties and directing Prior Occupants to pay Rent to the Partnership or as the Partnership may direct;

                         k. an updated Rent Roll (as defined in Section 9.19.2) as of the Closing Date (including a listing of all delinquent and prepaid rents);

                         l. agreements from each Prior Occupant who leases any Property terminating its Leases with Contributors;

                         m. all of the original Leases, written Service Contracts and Management Contracts and any and all building plans, surveys, site plans, engineering plans and studies, utility plans, landscaping plans, development plans, specifications drawings, marketing artwork, construction drawings, soil tests, complete warranty book including all contractors and subcontractors and other documentation concerning all or any part of each Property to the extent that any of the foregoing documents are in the possession or control of Contributors;

                         n. any bonds, warranties or guaranties which are in any way applicable to any Property or any part thereof to the extent any of the foregoing are in the possession or control of Contributors;

                         o. If the Company shall so request, the Contributor shall deliver to the Company a letter (an "Estoppel Letter") in a form acceptable to the Company, dated not more than thirty (30) days prior to the Closing Date, from each tenant under each Lease. The Estoppel Letter shall be fully completed in a manner reasonably satisfactory to the Company, and with no modifications other than those reasonably acceptable to the Company. In the event Estoppel Letters in form and content reasonably satisfactory to the Company are not received by the Company and the Partnership within the time prescribed herein, then the Partnership and the Company, at their option and as a non-exclusive remedy, upon notice to the Contributors, may immediately terminate this Agreement, or may terminate this Agreement with respect to the relevant Property, in which case the number of Initial Units issuable hereunder as set forth on
                              Schedule 1.3(a) shall be reduced by the
                              ---------------
                              Contribution Value of such Property.

                         p.   a certificate in the form attached hereto as
                              Exhibit 7.2.1(p) (a "Lender's Estoppel
                              ----------------
                              Certificate") from each mortgagee of each
                              Contributor and each Property and from any other person or entity that has, or may have as a result of the transactions contemplated hereby, a security interest in any of the Properties. In the event that the Lender's Estoppel Certificates in form and content reasonably satisfactory to the Company are not received by the Company and the Partnership within the time period prescribed herein, then the Partnership and the Company, at their option and as a non-exclusive remedy, may terminate this Agreement upon notice to the Contributor, or may terminate this Agreement with respect to the relevant Property, in which case the number of Initial Units issuable hereunder as set forth on Schedule 1.3(a) shall be reduced by
                                           ---------------
                              the Contribution Value of such Property.

                         q. an opinion of Contributor's counsel substantially in the form attached hereto as Exhibit 7.2.1(q);
                                                             ----------------
                              and

                         r. all other documents reasonably required by the Company in connection with the transactions contemplated by this Agreement.

          7.2.2  Partnership.  At the Closing, the Partnership shall
                 -----------
                 deliver the following:

                         a. Initial Units, as required by Sections 1 and 2 of this Agreement;

                         b. an executed counterpart of the Partnership Agreement executed by the Company, as the General Partner of the Partnership;

                         c. for the Company, a resolution of its Board of Trustees authorizing the transactions contemplated hereby and a certificate of good standing from the State Department of Assessments and Taxation of the State of Maryland;

                         d. for the Partnership, evidence of the Partnership's authorization of the transactions contemplated hereby and a certified copy of the Partnership Agreement and a Certificate of Limited Partnership certified by the Secretary of State of Delaware; and

                         e. an opinion of Wilmer, Cutler & Pickering, substantially in the form attached hereto as
                              Exhibit 7.2.2(f).
                              ----------------

               7.3  Conditions to the Partnership's Obligation to Close.  At the
                    ---------------------------------------------------
option of the Partnership, the obligations of the Company and the Partnership under this Agreement are subject to the satisfaction of the following conditions (unless explicitly waived in writing):

               7.3.1 Each Contributor shall have terminated such existing Management Contracts with any Prior Occupant as have been specified in writing by the Company or the Partnership prior to the Closing Date.

               7.3.2 Each Contributor shall have terminated all Leases prior to the Closing Date.

               7.3.3 Each Contributor shall have terminated such existing Service Contracts as have been specified in writing by the Company or the Partnership prior to the Closing Date.

               7.3.4 Each and every representation and warranty of the Contributors contained in this Agreement is true, correct and complete in all material respects as of the date hereof and at all times through the Closing Date.

               7.3.5 All Prior Occupants shall be paying rental on all Properties as set forth in the Estoppel Letter approved by the Company and sent to each such Prior Occupant.

               7.3.6 The Contributors shall have fully performed and satisfied each and every material obligation, term and condition to be performed and satisfied by them under this Agreement.

               7.3.7 All consents, authorizations, certificates, Estoppel Letters, Lender's Estoppel Certificates and approvals required to be obtained by the Contributors in connection with the Agreement shall have been obtained, including but not limited to all consents, approvals and authorizations (without any conditions or requirements) required to be obtained under any Mortgage, deed of trust or other instrument relating to any of the Properties or pursuant to which any of the Contributors are bound in order to complete the transactions contemplated under this Agreement.

               7.3.8 The Company shall simultaneously with the Closing close the initial public offering of the Initial Shares.

               7.3.9 The Contributors shall have paid in full such Mortgages and other indebtedness secured by the Properties as required by the Company and Partnership and shall have provided the Company and Partnership with satisfactory evidence thereof, and to the extent that such Mortgages are to be paid off following Closing, the mortgagee shall deliver pay-off letters to the Company and the Partnership.

               7.3.10 The condition of the Property shall not have materially changed.

               7.3.11 The Partnership shall have received an Owner's Title Insurance Policy (or marked-up commitment therefor) for each Property insuring fee simple title to such Property in the amount of the fair market value of such Property subject only to Permitted Exceptions, and otherwise in the form and condition required by this Agreement;

               7.3.12    If the Contributors do not deliver completed Disclosure
                                                                      ----------
                         Schedules to the Company and Partnership at the time of
                         ---------
                         the execution of this Agreement, the Contributors shall deliver to the Company and Partnership all substantially completed Disclosure Schedules required
                                                 --------------------
                         by this Agreement within fifteen (15) business days after the date of the execution of this Agreement.

               7.3.13 The Contributor and each Designee shall complete and deliver to the Company and the Partnership Investor Questionnaires evidencing such Contributor's or Designee's qualification as an "accredited investor" under the Securities Act of 1933, as amended.

               7.4  Conditions to the Contributor's Obligation to Close.  The
                    ---------------------------------------------------
obligations of the Contributor under this Agreement are subject to the satisfaction of the following conditions (unless explicitly waived in writing):

               7.4.1 Each of the representations and warranties of the Partnership contained in this Agreement is true, correct and complete as of the date hereof and at all times through the Closing Date.

               7.4.2 The Partnership and the Company shall have fully performed and satisfied each and every obligation, term and condition to be performed and satisfied by them under this Agreement.

               7.4.3 The Company shall have completed its initial public offering pursuant to the Registration Statement.

               7.4.4 All consents, authorizations and approvals required to have been obtained by the Company and the Partnership in connection with this Agreement shall have been obtained.

               7.5  Transaction Costs.
                    -----------------

               7.5.1 The Contributors will pay or bear all costs (including any recordation and transfer taxes, title insurance, fees and expenses of going to record) in connection with the transfer by the Contributors of the Properties (collectively referred to as the "Closing Costs"). The Company and the Partnership shall bear the cost of their due diligence activities. Notwithstanding anything herein to the contrary, at the option of the Contributor in lieu of paying the Closing Costs or

                         Consent Fees (as defined hereafter), the Contributor may elect to deduct from the Contribution Value of the Property, all or part of such Closing Costs or Consent Fees, by advising the Company to reduce the number of Units deliverable pursuant to Schedule 1.3(a) by a
                                                       ---------------
                         number equal to the quotient determined by dividing (i) the amount of the Closing Costs or Consent Fees to the extent not paid by Contributor, by (ii) the Market Price.

               7.5.2 The Contributors will pay or bear all assumption fees, prepayment penalties, premiums, lender's consent fees or other such charges ("Consent Fees") imposed in connection with the transactions contemplated hereby, and all Consent Fees imposed by all other lenders in connection with the transactions contemplated hereby.

               7.5.3 Except as specified above and elsewhere in this Agreement, each party shall bear and pay its expenses in connection with this Agreement and the transactions contemplated herein, including the fees of their respective professional advisors.

         VIII. CASUALTY LOSS AND CONDEMNATION
               ------------------------------

               8.1  Casualty. Prior to Closing, all risk of loss shall be on
                    --------
each Contributor. If, prior to Closing, the Properties or any part thereof shall be destroyed or materially damaged by fire or other casualty, the Partnership may, at its option, either (i) require the appropriate Contributors to repair such damage prior to Closing to the reasonable satisfaction of the Partnership, at no cost or expense to the Company or the Partnership, in which event the proceeds of any insurance applicable thereto shall be paid to the Contributor, or (ii) itself settle the loss under all policies of insurance applicable to the destruction or damage and receive the proceeds of insurance applicable thereto, and the Contributor shall, at Closing and thereafter, execute and deliver to the Partnership all required proofs of loss, assignments of claims and other similar items. Notwithstanding anything herein to the contrary, in the event such loss or casualty shall constitute a total or substantial loss or casualty or, in the opinion of the Company, in its sole discretion, shall render the Property unsuitable for its intended purpose for a period of ninety (90) days or longer, then the Company and the Partnership, at their option, may terminate this Agreement with respect to such Property upon notice to the Contributor, and the number of Units issuable as set forth in Schedule 1.3(a) with respect to such
                                         ---------------
Property shall be reduced by the Contribution Value of such Property.

               8.2  Condemnation or Taking. If, prior to Closing, any Property
                    ----------------------
or any part thereof shall be condemned or taken and such condemnation or taking materially interferes with the existing business use of the Property, the Company and the Partnership may (i) terminate this

Agreement either as to all the Properties or solely as to such Property, in the discretion of the Partnership and the Company, or (ii) complete the transactions contemplated by this Agreement notwithstanding such condemnation. If the Company and the Partnership elect to complete the transactions contemplated hereby, the Partnership shall be entitled to receive the condemnation proceeds and the appropriate Contributor shall, at Closing and thereafter, execute and deliver to the Partnership and the Company all required assignments of claims and other similar items. If the Partnership and the Company elect to terminate this Agreement, then upon written notice to the Contributors and without further action of the parties, this Agreement shall become null and void and no party shall have any rights or obligations under this Agreement. If the Partnership and the Company elect to terminate this Agreement solely with respect to the affected Property, the number of Initial Units issuable as set forth in
Schedule 1.3(a) with respect to such Property shall be reduced by the
-------------
Contribution Value of such Property.

          IX.  REPRESENTATIONS AND WARRANTIES OF THE CONTRIBUTORS
               --------------------------------------------------

               The Contributors, jointly and severally, represent and warrant to the Company and the Partnership that, except as described on the Disclosure
                                                                 ----------
Schedules attached hereto and incorporated by reference herein, the following
---------
are true, complete and correct as of the date of this Agreement and as of the Closing Date.

               9.1  Organization. Each Contributor is duly organized and validly
                    ------------
existing and in good standing under the laws of the state of its organization, and has all requisite power and authority to own or lease and operate its properties (including the Properties) and assets and conduct its business in the manner in which they are being owned or leased and operated and conducted, as the case may be. Each Contributor is duly qualified and authorized and is in good standing in all jurisdictions where its ownership, lease or operation of assets and properties (including the Properties) or the conduct of its business requires such qualification or authorization.

               9.2  Authority. The execution and delivery of this Agreement and
                    ---------
all agreements, documents and instruments contemplated hereby and the performance of all transactions contemplated herein or therein, have been duly and validly authorized by all requisite partnership, corporate or trust action, as the case may be, and by the general partners, board of directors, stockholders, or trustees of each Contributor, as the case may be. This Agreement and the agreements, documents and instruments executed and delivered in connection herewith constitute the legal, valid and binding obligations of the Contributors, enforceable in accordance with their respective terms. To the knowledge of the Contributors, no consent, authorization, approval or waiver by any governmental agency or authority or by any third party is required in connection with the execution and delivery of, and the performance of the obligations to be performed under, this Agreement and the documents and instruments executed and delivered in connection herewith, or if any of the foregoing is required, it has been obtained.

               9.3  Interest in Contributed Properties.  Each Contributor is the
                    ----------------------------------
record and beneficial owner of, and has good and marketable title to, the interests in the Properties set forth opposite such Contributor's name on Schedule 1.2, free and clear of all liens,
                                    ------------
options, adverse claims or encumbrances, and such interest is not the subject of any agreement (other than this Agreement) providing for the sale, assignment or transfer thereof. Such Contributor has the full power, capacity and authority to sell, transfer and assign the legal and equitable ownership of his/her or its interest to the Partnership as provided in this Agreement, Schedule 1.2 is true,
                                                           ------------
complete and accurate in all respects as to each such Contributor, and the Contributors have not entered into any agreement and have no knowledge of any agreement or understanding to issue any additional interests in any Contributor to any other person or entity.

               9.4  Investment.  Each Contributor hereby represents and warrants
                    ----------
that:

               9.4.1 Such Contributor or its Designee is acquiring the Units issued to him hereunder for investment for his own account and not as an agent or nominee for any other person or entity.

               9.4.2 Such Contributor or its Designee will not, directly or indirectly, offer, transfer, sell, assign, pledge, hypothecate or otherwise dispose of such Units (each such action, a "Transfer") unless (a) such Transfer complies with the provisions of the Partnership Agreement, if applicable, and this Agreement, (b) either (i) the Transfer is pursuant to an effective registration statement under the Act, or (ii) such Contributor or its Designee shall have furnished the Company or the Partnership, as the case may be, with an opinion of counsel which opinion of counsel shall be reasonably satisfactory to the Partnership or the Company, as the case may be, to the effect that no such registration is required because of the availability of an exemption from registration under the Act, and (iii) such Transfer shall be in compliance with any applicable state or foreign securities and "blue sky" laws.

               9.4.3 Such Contributor or its Designee has been advised by the Partnership that: (i) neither the offer nor sale of the Units have been registered under the Act or any state or foreign securities and "blue sky" laws; (ii) the Units are characterized as a "restricted security" under the Act inasmuch as they are being acquired from the Partnership or the Company, as the case may be, in a transaction not involving a public offering; (iii) the Units must be held indefinitely and such Contributor or its Designee must continue to bear the economic risk of the investment in the Units, unless the offer and sale of such Units are subsequently registered under the Act or an exemption from such registration is available and all applicable state or foreign securities and "blue sky" laws are complied with; (iv) it is not anticipated that there will be any public market for the Units in the foreseeable future; (v) Rule 144 promulgated under the Act is not presently available with respect to offers or sales of the securities of the Company or the Partnership and neither the Company nor the Partnership has covenanted to make such Rule available nor has it made any covenants with respect to other rules by which offers or sales may be made; (vi) when and if the Units may be disposed of without registration under the Act in reliance on Rule 144, such disposition can be made only in limited amounts in accordance with the terms and conditions of such Rule; and (vii) if the Rule 144 exemption is not available, public offer or sale of the Units without registration will require the availability of another exemption under the Act.

               9.4.4 Such Contributor or its Designee is (a) an "accredited investor" as defined in the Act and (b) has such knowledge, skill and experience in business, financial and investment matters so that it is capable of evaluating the merits, risks and consequences of an investment in the Units and is able to bear the economic risk of loss of this investment.

               9.4.5 Such Contributor or its Designee has been afforded (a) the opportunity to ask such questions as he/she or it has deemed necessary of, and to receive answers from, representatives of the Partnership or the Company, as the case may be, concerning an investment in the Units and the merit and risks of investing in the Units and
                         (b) access to information about the Partnership's and the Company's financial condition, business, results of operations and prospects sufficient to enable him to evaluate his investment in the Units.

               9.4.6 Such Contributor or its Designee has relied solely on its own legal counsel with respect to the federal and state tax consequences of an investment in the Units and all related transactions.

               9.5  Title to the Properties.  The Contributor is the sole owner
                    -----------------------
beneficially and of record of good, marketable and insurable fee simple title to the Properties as set forth on Schedule 1.2 free and clear of all liens, claims
                               ------------
or encumbrances except the Permitted Exceptions, and Schedule 1.2 is true,
                                                     ------------
accurate and complete in all material respects. Between the date hereof and the Closing Date, no liens, claims or encumbrances will be created or permitted to be created on any Property other than the Permitted Exceptions. Prior to or at the Closing all monetary encumbrances on any Property, other than the Permitted Exceptions, shall be duly canceled, removed and discharged of record, and proof thereof satisfactory to the Title Insurer, the Company and the Partnership shall be delivered to the Company and the Partnership. Except for Prior Occupants, there are no parties in possession of any part of the Properties as of the Closing Date, and there are no other rights of possession, or agreements providing for the sale, assignment or transfer of title to any Property or portion thereof (other than this Agreement), which have been granted to any third parties.

               9.6  No Defaults.  (a) The Contributor is not in default of any
                    -----------
of its material obligations under any agreement, franchise, license, contract, deed, Mortgage, lease, instrument, certificate, affidavit or covenant affecting title to the Properties; (b) there are no contracts or agreements, such as maintenance, service, or utility contracts affecting the Properties other than the Service Contracts, and no party to such contracts is in material default or breach under the terms and conditions thereof; and (c) except for the Permitted Exceptions and the Service Contracts, there are no contracts, agreements, liabilities, claims or obligations of any kind or nature relating to the Properties and to which the Contributors will be bound or the Properties will be subject after the Closing except as expressly described in Schedule 9.6 attached
                                                           ------------
hereto.

               9.7  No Litigation; No Condemnation.  There are no actions,
                    ------------------------------
suits, proceedings or claims pending, or to the knowledge of the Contributor, threatened or contemplated, with respect to or in any manner affecting the Properties, or the Contributor's interest therein; or the ability of the Contributors to complete the transactions contemplated by this Agreement or which could prevent the Contributor from satisfying its obligations under this Agreement. None of the Contributors have received notice of any pending or threatened condemnation or similar proceedings or special assessments affecting the Properties, or any part thereof.

               9.8  No Violation.  The execution and delivery of this Agreement
                    ------------
and the agreements, documents and instruments executed and delivered in connection herewith, the consummation of the transactions contemplated hereby or thereby, and the operation of any Property shall not: (a) conflict with, or result in a breach of, the terms, conditions or provisions of, or constitute a default under, any agreement, contract, Mortgage, deed, lease, license, franchise or instrument to which each Contributor is a party or is subject or to which any Property is subject; (b) to Contributor's knowledge, violate any agreement, contract, Mortgage, deed, lease, license, franchise, restriction, easement, restrictive covenant, or instrument to which any Contributor or any Property is subject; (c) to Contributor's knowledge, constitute a violation of any applicable code, resolution, law, statute, regulation, ordinance, rule, judgment, decree or order; (d) with respect to each Contributor, violate any provision of its charter, bylaws or other organizational document; (e) except as to any indebtedness in respect of which the consent of the lender shall have been obtained prior to the Closing Date, result in the acceleration of any indebtedness or any encumbrance pertaining to any Contributor or any Property, or the cancellation of any contract, agreement, franchise, license, instrument or lease pertaining to any Property (other than as specifically requested by the Company or the Partnership pursuant to this Agreement); or (f) except as to any Permitted Encumbrances, result in the creation of any lien, encumbrance or security interest upon any Property. None of the Contributors have received any written notice of any violation (both as to condition of the Property and use) of any applicable laws, statutes, ordinances, codes (including, but not limited to, zoning, building, subdivision, pollution, environmental protection, water disposal, health, fire and safety engineering codes, and laws and regulations with respect to the submetering of any utilities serving any Property), and the rules and regulations of, by governmental authority having jurisdiction over the Properties.

               9.9  Required Obligations.  The Contributor has paid and
                    --------------------
performed all material obligations relating to the Properties required to have been paid or performed prior to the date hereof and prior to the Closing Date, including but not limited to all principal installments, interest payments, taxes, penalties and other charges in connection with all indebtedness relating to or secured by any of the Properties or an interest in any of the Properties.

               9.10 Condition of Properties.  Except as disclosed on the
                    -----------------------
Schedule 9.10, the Contributor has not been notified that the structural,
-------------
mechanical, electrical, plumbing, roofing and other major systems on any Property and items of equipment and components located thereon, require to be replaced or are in need of material repair.

               9.11 Warranties.  The Contributor has not released or modified
                    ----------
any warranties of builders, contractors, manufacturers or other tradespersons that have been given to the Contributor without the consent of the Company or the Partnership.

               9.12 Utilities.  Usable sanitary and storm sewers and public
                    ---------
water, and electrical utilities (collectively, the "Utilities") of adequate capacity required for the operation of the Properties, are installed in, and are duly connected to, the Properties and can be used without any charge except the normal user charges for sanitary sewers and the normal and usual charges imposed for public water, gas and electric utilities.

               9.13 Zoning.  Each Property is currently located in the areas
                    ------
zoned for its current use, as indicated on the Schedule 9.13 hereto, which
                                               -------------
classification permits the development, use and operation of the improvements on such Property as such improvements currently are being used without special exception or permit. The Contributor has no knowledge of any threat of, and has not received written notice of, any proceeding to change adversely or down-zone the existing zoning classification as to any portion of any Property.

               9.14 Improvements.  To Contributor's knowledge, all improvements
                    ------------
on the Properties have been constructed in accordance with, and substantially comply with, all requirements of all applicable laws, ordinances, regulations and orders, including without limitation applicable zoning, building and fire safety codes and all restrictive covenants, if any, and other easements, encumbrances or agreements affecting title to any Properties or improvements. For purposes of this Section 9.14, "substantially" means that Contributor shall not be permitted to engage in even de minimis non-compliance with applicable laws, ordinance, regulations and orders if such de minimis non-compliance could result in any governmental, administrative or other authority executing any penalty, fine, remedy or other disciplinary action against the Contributor or Contributor's Business.

               9.15 Environmental Matters.
                    ---------------------

               9.15.1    For purposes of this Agreement:

                         a. "Environmental Claim" means any claim, action, cause of action, investigation, or notice (written or oral) by any person or entity alleging potential liability (including, without limitation, potential liability for investigatory costs, cleanup costs, governmental response costs, natural resource damages, property damages, personal injuries, or civil or criminal penalties) arising out of or resulting from (i) the actual or alleged presence or release into the environment of any Substance of Concern at any location, whether or not owned or operated by the Contributor, or (ii) circumstances forming the basis of any actual or alleged violation of any Environmental Law.

                         b. "Environmental Laws" means all federal, state, local, and foreign laws and regulations relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, ground water, wetlands, land surface, subsurface strata, and indoor and outdoor workplace), including, without limitation, (i) laws and regulations relating to emissions, discharges, releases, or threatened releases of Substances of Concern, and (ii) common law principles of tort liability.

                         c. "Substances of Concern" means chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, radioactive materials or genetically modified organisms, which are, have been or become regulated by any federal, state or local government authority including, without limitation, (i) petroleum or any fraction thereof, (ii) asbestos, (iii) any substance or material defined as a "hazardous substance" pursuant to (S) 101 of the Comprehensive Environmental Response,
                              Compensation, and Liability Act (42 U.S.C. (S)
                              9601), or (iv) any substance or material defined as a "hazardous chemical" pursuant to the federal Hazard Communication Standard (29 C.F.R. (S) 1910.1200).

               9.15.2 To the Contributor's knowledge, the Contributor and Property are in full compliance with all applicable Environmental Laws, which compliance includes, but is not limited to, possession by the Contributor of all permits and other governmental authorizations required under applicable Environmental Laws, and compliance with the terms and conditions thereof. The Contributor has not received any communication (written or oral), whether from a governmental authority, citizens group, employee or otherwise, that alleges that the Contributor or Property is not in full compliance with the Environmental Laws, and, to the Contributor's best knowledge after due inquiry, there are no circumstances that may prevent or interfere with such full compliance in the future.

               9.15.3 There is no Environmental Claim pending or threatened against the Contributor or, to the Contributor's best knowledge after due inquiry, against any person or entity whose liability for any Environmental Claim the Contributor has retained or assumed either contractually or by operation of law.

               9.15.4 To the Contributor's knowledge, there are no past or present actions, activities, circumstances, conditions, events or incidents, including, without limitation, the release, emission, discharge, presence, or disposal of any Substance of Concern, at or relating to any of the Properties that could form the basis of any Environmental Claim against the Contributor or, to the Contributors' best knowledge after due inquiry, against any person or entity whose liability for any Environmental Claim the Contributor has retained or assumed either contractually or by operation of law.

               9.15.5 Without in any way limiting the generality of the foregoing, to the best of Contributor's knowledge, (a) all on-site and off-
                         site locations where the Contributor has treated, disposed, or arranged for the disposal of Substances of Concern or stored hazardous wastes (as defined under the Resource Conservation and Recovery Act or analogous state laws) are identified in Schedule 9.15.5(a); (b)
                                                       ------------------
                         all underground and aboveground storage tanks, whether or not currently in use, and the capacity and contents of such tanks, located on any of the Properties are identified in Schedule 9.15.5(b), and except as set
                                       ------------------
                         forth in Schedule 9.15.5(b) no underground or above
                                  ------------------
                         ground storage tank that has been removed from any Property, or that is currently located at any Property, has leaked or is leaking; (c) except as set forth on
                         Schedule 9.15.5(c), there is no asbestos contained in
                         ------------------
                         or forming part of any building, building component, structure or office space on any Property; (d) no polychlorinated biphenyls (PCBs) are used or stored on any Property; (e) the Contributor has previously provided to the Company copies of all environmental audit reports, Phase I and Phase II investigation reports, technical reports regarding environmental sampling results, and similar environmental reports in the possession of the Contributor or its contractors or agents relating to any Property; and (f) all permits and other governmental authorizations currently held by the Contributor for any Property pursuant to the Environmental Laws are identified in Schedule
                                                              --------
                         9.15.5(f).
                         ---------

               9.16 Insurance.  Schedule 9.16 contains a complete and correct
                    ---------   -------------
description of all policies of insurance presently maintained by the Contributor with respect to all Properties and the operations thereof. To the knowledge of the Contributor, the Contributor and the Properties are in compliance with the requirements of each such policy, there is no violation of any of the provisions of the insurance policies, and all of such insurance policies are in full force and effect. The Contributor has not received from any insurance company which carries underwriters insurance on any Property, or any Board of Fire Underwriters, any notice of any defect or inadequacy in connection with any Property or its operation which, since the date of such notice, has not been corrected.

               9.17 Management.  Except as disclosed on the Disclosure
                    ----------                              ----------
Schedules, on the Closing Date, there are and will be no contract or agreement
---------
in effect between the Contributor and any third party for the management or leasing of any Property, except for those Management Contracts that the Partnership does not require to be terminated, and there shall be no leasing commissions due and owing, or to become due and owing, in connection with any of the Leases.

               9.18 Compliance.  To the Contributor's knowledge, the
                    ----------
Contributor has complied in all material respects with all laws, ordinances, rules, regulations and orders of all governmental authorities applicable to the ownership, management, operation, construction, maintenance and repair of any Property.

               9.19 Leases; Rent Rolls.  Except as set forth on Schedule 9.19:
                    ------------------                          -------------

               9.19.1 Copies of all Leases for each of the Properties and all parts thereof, as amended through the date hereof have been made available to the Company and the Partnership; such copies are and shall be, in all material respects, true, accurate and complete records of all agreements and understandings with respect to the use or lease of all or any portion of any of the Properties or otherwise constituting Leases that are currently outstanding (as referenced on the Rent Roll) including all amendments and modifications thereto.

               9.19.2    Schedule 9.19.2 (the "Leases and Rent Roll") is a true,
                         ---------------
                         complete and correct list of all current Leases for the Properties or any part thereof.

               9.19.3 Each of the Leases is in full force and effect, constitutes the legal, valid and binding obligation of the Prior Occupant thereunder, enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy and similar laws affecting the enforcement of creditors' rights generally or equitable considerations which may affect a court's exercise of its equitable powers, and has not been modified, amended or extended.

               9.19.4 To the knowledge of the Contributor, none of the Prior Occupants is in default in the performance or observance of any of the terms, covenants or conditions to be kept, observed or performed by it under its Lease and no event has occurred which, with the lapse of time or the giving of notice or both, would constitute a default thereunder.

               9.19.5 No Prior Occupant has an option or right of refusal to purchase any Property or any part thereof.

               9.19.6 Except as specified in the Estoppel Letter approved by the Company and sent to a Prior Occupant, no Prior Occupant is entitled to any rebate, concession, deduction or offset.

               9.19.7 Except as specified in the Estoppel Letter approved by the Company and sent to a Prior Occupant, no Prior Occupant has paid any rent, additional rent or other charge of any nature for a period of more than thirty
                         (30) days in advance.

               9.19.8 Except as specified in the Estoppel Letter approved by the Company and sent to a Prior Occupant, all Prior Occupants are paying full rental under all Leases.

               9.19.9 No Prior Occupant has any claim or basis for any claim for reduction, deduction or set-off against the landlord or the rent under such Lease.

               9.19.10 No Prior Occupant has given the Contributors, or the landlords (if different than the Contributors) named in the Leases, oral or written notice of any intent to terminate its Lease, no Prior Occupant has refused to execute and deliver the Occupancy Lease at Closing, or no Prior Occupant has refused to vacate its premises or such Property, or otherwise to cease occupancy of its premises or such Property.

               9.19.11  The Contributor is the landlord under the Leases.

               9.19.12 The Contributor has performed all obligations, including repairs, if any, required to be performed by them, and are not in default under any of the Leases.


               9.20 Service Contracts; Management Contracts.  Schedule 9.20(a)
                    ---------------------------------------   ----------------
is a list of all employment, union, purchase, service and maintenance agreements, leasing agreements, listing agreements, equipment leases and any other agreements, contracts, licenses and permits affecting or pertaining to the Properties or any part thereof (the "Service Contracts"), and Schedule 9.20(b)
                                                              ----------------
is a list of all management contracts relating to the Properties (the "Management Contracts"). The Contributor is not party to any licenses or leases of personal property or any other contracts or agreements, written or oral, of any kind or character, relating to the management, operation, maintenance or repair of any Property, or otherwise, except for the Leases and the Service Contracts. The Contributor has performed all obligations required to be performed by them and are not in default under any of the Service Contracts. Each of the Service Contracts is in full force and effect and constitutes the legal, valid and binding obligation of the respective parties thereto, enforceable in accordance with its terms, and has not been modified, amended or extended.

               9.21 Permits.  All permits, licenses, inspections and other
                    -------
approvals from all applicable governmental authorities having jurisdiction over the Contributor and the Properties that are necessary in connection with the operation of the use, ownership and operation of the Properties as they are currently used, have been obtained and are in full force and effect.

               9.22 Financial Statements.  The Contributor has delivered to the
                    --------------------
Partnership and the Company the Financial Statements (as defined in Section 12.2.1) and the related statements of income, changes in equity, and cash flow and all schedules and the notes thereto. The Financial Statements: (a) present fairly the financial condition and the results of operations, changes in equity, and cash flow of each Property, as at the respective dates of and for the periods referred to in such Financial Statements, all in accordance with generally accepted accounting principles and standards; (b) reflect the consistent application of such accounting principles throughout the periods involved and for each and all Properties; and (c) are true, complete and correct. Since the latest date of the Financial Statements, there have been no changes in any of the accounting policies, practices or procedures of the Contributor.

               9.23 Undisclosed Liabilities.  Schedule 9.23 hereto is a true,
                    -----------------------   -------------
complete and accurate description of all debts, liabilities and obligations of the Contributor relating to each of the Properties. There are no debts, liabilities or obligations (whether known or unknown, disputed or undisputed, fixed, contingent or otherwise) associated with or relating to any of the Properties, or secured by any of the Properties, other than those specified and described on Schedule 9.23 hereto.
             -------------

               9.24 Contracts.  Attached hereto as Schedule 9.24 is a complete
                    ---------                      -------------
and accurate list of all contracts, agreements or understandings (whether or not in writing), other than the Leases, Service Contracts and Management Contracts, relating to any of the Properties, to which the Contributor is a party or by which it or any of the Properties is bound.

               9.25 Tax Matters.  The Contributors or their Designees have
                    -----------
relied solely on their own counsel for advice on any and all tax matters relating to this Agreement and have not relied on any advice or representations of the Company, the Partnership, or their counsel with respect to any tax matters relating to this Agreement.

               9.26 Employee Benefit Liabilities.   Except as listed on Schedule
                    ----------------------------                        --------
9.26, neither the Contributor nor any entity or Affiliate currently or
----
previously within a controlled group or under common control with the Contributor within the meaning of Section 414(b) or (c) of the Code or Section 4001 of the Employee Retirement Income Security Act of 1974 ("ERISA"), as amended ("Controlled Group Member"), currently sponsors or has previously sponsored, contributed to, or been obligated to contribute to, any defined benefit pension plan subject to Title IV of ERISA or any plan subject to the funding rules of Section 412 of the Code or Section 302 of ERISA ("Pension Plans"). All Pension Plans are fully funded on a termination basis (using Pension Benefit Guaranty Corporation assumptions), and each Contributor and Controlled Group Member has timely made all funding contributions required by
Section 302 or Title IV of ERISA or Section 412 of the Code. No Contributor or Controlled Group Member has any actual or contingent liability with respect to any terminated Pension Plan. Neither the Property nor any other assets of the Contributor are subject to liens under the Code or ERISA with respect to any employee benefit plan.

               9.27 [Intentionally Omitted]

               9.28 Taxes.  The Contributor has filed all federal, state and
                    -----
local tax returns required to be filed by the Contributor. With respect to any periods prior to the Closing Date, the Contributor (i) has no knowledge of any unpaid taxes that would create a lien on any Property, and (ii) has paid in full all taxes and assessments payable or is diligently pursing with the appropriate authority any dispute the Contributor has regarding any unpaid taxes or assessments as of the Closing Date.

               9.29 Special Filings.  The Contributor is not required to submit
                    ---------------
any notice, report or other filing to any governmental or regulatory authority in connection with the execution, delivery or performance of this Agreement or any document or instrument executed and delivered in connection herewith or the consummation of the transactions contemplated hereby other than the filing of the tax returns required by the terms of this Agreement; and no consent, approval or authorization of any governmental or regulatory authority is required to be obtained by the Contributor in connection with the execution, delivery or performance of this Agreement or the consummation of the transactions contemplated hereby.

               9.30 [Intentionally Omitted]

               9.31 Books and Records.  The books and records of the Contributor
                    -----------------
with respect to each Property, all of which have been or will be made available to the Company and the Partnership, are, and will be at all times until Closing, complete and correct in all material respects. All of such books and records shall be delivered to the Company prior to the Closing.

               9.32 No Brokers.  Except as set forth on the Disclosure Schedule,
                    ----------
the Contributor has not dealt with any agent, broker or other person acting pursuant to express or implied authority of the Contributor, and no person or entity is entitled to a commission or finder's fee in connection with the contribution described by this Agreement or will be entitled to make any claim against the Company, or the Partnership for a commission or finder's fee by reason of the Contributor having engaged him/her/it.

               9.33 All Material Information.  With respect to all information,
                    ------------------------
statements, representations and warranties made herein, any agreements or documents contemplated hereby, any schedules or exhibits hereto, and any certificates or instruments delivered in connection herewith, the Contributor hereby represent and warrant that no information, statement, representation or warranty herein or therein contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein or therein, in light of the circumstances in which made, not misleading; or necessary in order to provide the Partnership or the Company with true, accurate and complete information. The Contributor has no knowledge or information of any facts, circumstances or conditions which do or could (whether by the passage of time or the giving of notice or both) materially and adversely affect any Property or the operation or intended use of the same.

               9.34 Survival of Warranties, Representations and Covenants.  The
                    ---------------------- ------------------------------
foregoing representations and warranties shall not be affected by any investigation or verification made by or on behalf of the Company or the Partnership. The representations, warranties and covenants of Contributors made in this Agreement shall survive the Closing and consummation of the transactions contemplated hereby, and shall remain in full force and effect so long as the Company or the Partnership provides the Contributor with written notice of any breach, violation or right to indemnification thereunder within a period ending 24 months from the date of this Agreement, except that in the case of any claim arising out of the representations or warranties herein relating to Section 9.15 (Environmental Matters) and Section 9.24 (Taxes), and Section 9.26 (Employee Benefit Liabilities), such representations and warranties shall survive in each case until the applicable statute of limitations has run. After Closing, neither the Company nor the Partnership shall prosecute any claim against the Contributor for a breach of the foregoing representations and warranties if the Company or the Partnership have obtained actual knowledge of such breach prior to Closing.

          X.   [INTENTIONALLY OMITTED]

          XI.  REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND THE PARTNERSHIP
               -----------------------------------------------------------------

          The Partnership and the Company, jointly and severally, represent and warrant to the Contributor that the following are true, complete and correct as of the date of this Agreement and as of the Closing:

               11.1 Organization, Good Standing and Qualification.  Each of the
                    ---------------------------------------------
Company and the Partnership (i) is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization,
(ii) has all requisite power and authority to carry on its business and own or lease and operate its assets and properties in the manner in which it is being conducted and owned or leased and operated, as the case may be, and (ii) is duly qualified to transact business and is in good standing in all jurisdictions where its ownership, lease or operation of its properties or assets or the conduct of its business requires such qualification.

               11.2 Authorization.  The execution and delivery of this Agreement
                    -------------
and all agreements, documents and instruments contemplated hereby and the performance of all transactions contemplated herein or therein, have been duly and validly authorized by all requisite action by the Company and its board of trustees; and by all requisite action of the Partnership. This Agreement and the agreements, documents and instruments executed and delivered in connection herewith constitute the legal, valid and binding obligation of each of the Company and the Partnership, enforceable in accordance with their respective terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally, and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity) and except to the extent that rights to indemnification and contribution under or contemplated by this Agreement or such other agreements may be limited by federal or state securities laws or public policy relating thereto.

               11.3 No Violation.  The execution and delivery of this Agreement
                    -------------
and the agreements, documents and instruments executed and delivered in connection herewith, the consummation of the transactions hereby or thereby, and the operation of any Property shall not: (i) conflict with, violate, or result in a breach of, the terms, conditions or provisions of, or constitute a default under, any agreement, contract, Mortgage, deed, lease, license, franchise or instrument to which the Company or the Partnership is a party or is subject;
(ii) constitute a violation of any applicable code, resolution, law, statute, regulation, ordinance, rule, judgment, decree or order to the Company or the Partnership; or (iii) violate any provision of the organizational documents of the Company or the Partnership.

               11.4 Public Offering.  At the time of Closing, (i)  the Company's
                    ----------------
Form S-11 Registration Statement will comply with applicable federal securities laws and regulations and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein in order to make the statements therein not misleading, and (ii) the Company's Shares shall be listed and traded on The Nasdaq Stock Market National Market and there will have been no suspension of trading in such Shares.

               11.5 Tax Status.  As of the Closing, the Partnership will be
                    ----------
qualified as a partnership for Federal income tax purposes, and the Company will be qualified as a real estate investment trust organized under the laws of the State of Maryland.

               11.6 No Litigation.  Neither the Partnership nor the Company is
                    -------------
involved in any pending or, to its knowledge, threatened litigation that would materially or adversely effect its operations or financial condition or the ability to perform under this Agreement or the Partnership Agreement.

               11.7 No Brokers.  Except as set forth in the Disclosure Schedule,
                    ----------
neither the Partnership nor the Company has dealt with any agent, broker or other person acting pursuant to express or implied authority of either such party, and no person or entity is entitled to a commission or finder's fee in connection with the transactions contemplated by this Agreement or will be entitled to make any claim against any Contributor for a commission or finder's fee by reason of the Company or the Partnership having engaged him/her/it.

               11.8 Survival.  The representations and warranties of the Company
                    --------
and the Partnership made in this Section 11 shall survive the Closing and consummation of the transactions contemplated hereby, and shall remain in full force and effect so long as the Contributor provides the Company or the Partnership with written notice of any breach, violation or right to indemnification thereunder within a period ending twenty-four (24) months from the date of this Agreement. After Closing, the Contributor shall not prosecute any claim against the Company or the Partnership for a breach of the foregoing representations and warranties if the Contributor obtained knowledge of such breach prior to Closing.

          XII. COVENANTS
               ---------

               12.1 Covenants of the Company and the Partnership.  Each of the
                    --------------------------------------------
Company and the Partnership hereby covenants as follows:

               12.1.1    [Intentionally Omitted]

               12.1.2 If this Agreement is terminated for any reason, (a) the Partnership and the Company shall promptly return to Contributors all materials furnished by Contributors to the Partnership and the Company pursuant to this Agreement, and (b) the Partnership and the Company shall promptly restore the Properties to substantially the same condition in which they existed immediately before any physical tests conducted by or on behalf of the Partnership and the Company pursuant to the purposes of this Agreement.

               12.1.3 Prior to the Closing Date, except as may be required to be disclosed by law (including federal and state securities laws, and the rules and regulations thereunder), regulation or legal process, or unless otherwise consented to in writing by the Contributors, which consent shall not be unreasonably withheld, the Partnership and the Company shall keep all information learned by the Partnership and the Company in connection with the Properties or any operation thereof confidential.

               12.1.4 In connection with inspection of the Properties, the Partnership and the Company shall not unreasonably interfere with any Prior Occupants or any Contributor's business operations.

               12.1.5 The Partnership shall not sell, repay Mortgage Debt, finance, refinance or otherwise take any actions that are prohibited with respect to any specified Properties to the extent described on Schedule 12.1.5.
                                                    ---------------
                         Notwithstanding the provisions of this Section, the Partnership may (A) at any time, sell or exchange one or more of the Properties in a "like kind exchange" under Section 1031 the Code (or any successor or similar section) in which no gain is recognized by the Partnership and reasonable provisions are made (such as by substituted debt) to avoid triggering gain to the Contributor, or (B) sell properties upon the repurchase of the Units for cash, conversion of the Units to Shares or the transfer of the Units. Notwithstanding the provisions of this Section, the Company may sell the Properties which relate to the: (1) closure of the Dealership on such Property due to termination of the Franchise Agreement,
                         (2) sale of the Dealership on such Property, or (3) closure of the Dealership on such Property for any reason if a new Dealership does not open on such Property with 24 months, unless expressly waived by the Company.

               12.1.6 The Partnership shall be entitled from time to time as necessary to seek and rely on a certificate, signed either by the Transfer Agent or by the holders of a majority of the then outstanding Initial Units issued hereunder to the Contributors, of the basis and at risk amounts relevant to the provisions of this Section.

               12.1.7 For purposes of Section 704(c) of the Code, the Partnership will use the traditional with ceiling method of making allocations respecting all properties contributed to the Partnership at or before the Closing. For purposes of this Section 12.1.7, upon disposition of a Property, the Partnership may make a curative allocation of the type described in Treasury Regulation Section 1.704-3(c)(3)(iii)(B).

               12.1.8 So long as the Contributors and their Permitted Transferees hold 10% or more of the Initial Units, the Company agrees that from and after the Closing Date substantially all of the Company's business for profit shall be conducted by or through the Partnership; provided, however, that business may be conducted through the Company or a Company subsidiary provided that all labor, services and goods furnished by the Company or its subsidiary shall be at the cost of such entity, substantially all of the pecuniary benefit derived from such activity shall inure to the benefit of the Partnership, and the Company shall not make any distributions to its shareholders from any funds, other than distributions that the Company receives from the Partnership in respect of its Units.

               12.1.9 The parties acknowledge and agree that the Contributors and their affiliates are required under this Agreement and the Company Leases to provide to the Company certain confidential financial information (the "Confidential Information") with respect to the business conducted on the Leased Properties. The Company agrees to use the Confidential Information solely for the purposes of monitoring compliance with the terms of this Agreement and the Company Leases, and the Confidential Information shall be disclosed only to those of the Company's employees, advisors and consultants to whom it is necessary for such purposes. Moreover, the Company will use its best efforts to implement policies and procedures at the Board of Trustees level so as to minimize the disclosure of Confidential Information to Trustees having interest in businesses that compete with the Contributors and their affiliates.

               12.2 Covenants of the Contributors and the Contributing Entities.
                    -----------------------------------------------------------
The Contributor hereby covenants and agrees as follows:

               12.2.1    [Intentionally Omitted]

               12.2.2 If this Agreement is terminated as to all Properties for any reason, the Contributor shall promptly return to the Company or the Partnership, as the case may be, all materials furnished by the Company or the Partnership, to such Party pursuant to this Agreement.

               12.2.3 The Contributor shall keep all information learned by such party in connection with the Partnership or the Company or any operation thereof confidential.

               12.2.4 On the Closing Date, each Contributor shall enter or shall cause such other party as is reasonably requested by the Company or the Partnership to enter into the Company Leases and such service or other agreements as the Company and the Partnership shall request.

               12.2.5 In the event that facts or circumstances are discovered or develop that could form the basis of an Environmental Claim with respect to a specific Property or Properties, the Contributor(s) of such Property or Properties shall take all actions necessary to fully address such circumstances, including, without limitation, providing notice to appropriate governmental authorities; conducting environmental studies, sampling and testing procedures; taking remedial action; and modifying operations or physical facilities to otherwise eliminate potential liability and ensure full compliance with the Environmental Laws. Without limiting the foregoing, each Contributor shall ensure that it has identified any underground storage tanks ("USTs") used in conjunction with its operations and that all registration, investigation, remedial action and technical upgrade requirements have been complied with fully in respect of each such UST.

               12.3 No Claim Against Contributed Property.  Each Contributor
                    -------------------------------------
hereby represents, warrants, covenants and agrees that, as of the Closing Date, he/she/it: (i) will have no claim of any kind or nature against any Property by reason of the execution of this Agreement; (ii) hereby waives, releases and discharges any claim he/she/it has or may have; and (iii) shall not make any claim or bring any action against any Property or the Company or the Partnership for or in respect thereof. Notwithstanding Section 9.34, this representation, warranty, covenant and agreement shall survive the closing of the transactions contemplated hereby and shall continue in effect.

               12.4 DRO Election; Bottom Guaranty Election.
                    --------------------------------------

               12.4.1 The Partnership hereby agrees to send to each Contributor (the "Annual Notice") who holds Initial Units the following information on an annual basis at least 30 days prior to the filing of the tax return of the Partnership:

                         a.   the amount of the debt secured by the
                              Partnership's properties and the amount of the Partnership's total recourse, non-recourse and partner non-recourse debt as of the end of the most recent fiscal year;

                         b. the amount of recourse, nonrecourse, and partner non-recourse debt allocated to each such Contributor;

                         c. the adjusted basis of the Partnership's properties as of the end of the most recent fiscal year; and

                         d. the projected taxable income or loss of the Partnership for such fiscal year.

               12.4.2 Each Contributor who holds Initial Units, at its written election but with no obligation to do so, may affirmatively make on an annual basis (a) a DRO Election or (b) a Bottom Guaranty Election. Any such election shall be made by notice delivered to the Partnership no later than the 30th day after the Annual Notice was given.

               12.4.3 A DRO Election shall state that if the Contributor has a deficit balance in its capital account following the liquidation of the Contributor's interest in the Partnership or the liquidation of the Partnership, as the case may be, such Contributor shall contribute to the capital of the Partnership, no later than the end of the fiscal year during which the Contributor's interest in the Partnership is liquidated or during which the Partnership is liquidated, as the case may be (or, if later, 90 days after the date on which the Contributor's interest in the Partnership is liquidated, as the case may be) (the "Liquidation Date") an amount of money equal to a designated portion of the deficit in the Contributor's capital account. The term "liquidation" shall have the meaning given to it in Treas. Regs. Section 1.704-1.

               12.4.4 A Bottom Guaranty Election shall state that if the Partnership shall be in default with respect to the Mortgage securing any of the properties of the Partnership, then the Contributor agrees to contribute to the capital of the Partnership a designated portion of the principal balance of such Mortgage (the "Contribution Limit"); however, such contribution shall only occur if the mortgage lender shall have exhausted all of its remedies against such property in order to collect the amount owing the mortgage lender, and such Contribution Limit shall be reduced on a dollar-for-dollar basis for every dollar received by the mortgage lender from exercising such remedies. Any such contribution shall be made by the Liquidation Date. For example, if the amount of the Mortgage were $10,000,000 and the amount of the Contribution Limit were $1,000,000, the capital contribution would only be required if the Property were sold in foreclosure and the proceeds of sale were less than $1,000,000. In the event that more than one Partner submits a Bottom Guaranty Election with respect to the same debt, the Partnership shall notify each such Partner and allow such Partners to appropriately modify their respective Bottom Guaranty Elections.

                12.4.5    Limitations on Indebtedness. The Company will use its
                          ---------------------------
                          best efforts to maintain Mortgage Debt with respect to the Properties and in the amounts as described on
                          Schedule 12.4.5, until such time as the number of
                          ---------------
                          outstanding Units issued to the Contributor hereunder is not more than the number of Units specified on such Schedule.

          XIII. DUE DILIGENCE PERIOD
                --------------------

                13.1 Due Diligence Period.  The period from the date hereof
                     --------------------
until the Closing Date is referred to herein as the "Due Diligence Period."

                13.2 Access to Properties and Materials.  During the Due
                     ----------------------------------
Diligence Period and upon twenty-four (24) hours prior notice, the Company and the Partnership and their agents, engineers, surveyors, appraisers, auditors, counsel and other representatives shall have the right to enter upon the Properties to inspect, examine, survey, obtain engineering inspections and environmental studies, appraise, and otherwise do that which, in the opinion of the Partnership and the Company, is necessary to determine the boundaries, acreage and condition of the Properties and to determine the suitability of the Properties for the uses intended by the Partnership (including, without limitation, inspect, review and copy any and all documents in the possession or control of Contributors, or their respective agents, contractors or employees, and which pertain to the construction, ownership, title, use, occupancy or operation of the Properties or any part thereof). During the Due Diligence Period, the Contributors, at their expense and at such times as will not unreasonably interfere with the business being conducted on the Property or hinder the Partnership's due diligence review, shall make available to the Company and the Partnership copies or originals of all of their respective books, files and records relating in any way to the Properties, complete copies (or originals when requested) of all title information and title insurance policies, easements, leases, brokerage agreements, licenses, permits, surveys, zoning information, environmental reports, structural reports, violation or default notices, contracts, tax bills and assessments, information regarding pending or threatened claims, suits or proceedings, and all consents and other documents required to be obtained for the completion of the transactions contemplated hereunder.

                13.3 Adjustment Following Due Diligence.  If the Company
                     ----------------------------------
determines that one or more representations or warranties or any information included on any Disclosure Schedule relating to any Property is incomplete or
                -------------------
inaccurate in any material respect (the "Non-Conforming Property"), the Company shall have the option to: (a) proceed with the transactions contemplated hereby,
(b) declare this Agreement null and void in which case no party shall have any rights or obligations under this Agreement, or (c) terminate this Agreement with respect to such Non-conforming Property and proceed with the transactions hereby with respect to the other Properties, in which case the number of Units issuable hereunder shall be reduced by the Contribution Value of such Non-Conforming Property. Notwithstanding anything herein to the contrary, if the Partnership exercises its rights under Section 13.3(c) above with respect to any Non-Conforming Property other than due to a title defect (pursuant to Section 5.3) or a misrepresentation or breach of any environmental representation, warranty or covenant (as set forth in Section 9.15), then the Contributors shall have the option of declaring this Agreement null and void with respect to all Properties.

          XIV. DEFAULTS AND REMEDIES
               ---------------------

               14.1 Indemnification by Contributors.  The Contributors, jointly
                    -------------------------------
and severally (each, for purposes of Sections 14.1 and 14.2, a "Contributor Indemnifying Party"), shall indemnify, defend and hold harmless the Partnership, the Company and their respective shareholders, partners, trustees, officers, agents, representatives, employees, Affiliates, successors and assigns (collectively, for purposes of this paragraph, the "Company Indemnified Parties") from and against any and all losses, damages, claims, liabilities, actions, suits, proceedings and costs and expenses of investigation or defense thereof, including attorneys' fees payable as incurred, arising out of or relating to any (a) misrepresentation or breach of warranty by such Contributor Indemnifying Party or nonfulfillment of any covenant or agreement to be performed or complied with by such Contributor Indemnifying Party under this Agreement and any agreement, document, instrument, certificate, schedule or exhibit contemplated hereby; (b) untrue or incomplete statement of a material fact contained in any statement or information provided by such Contributor Indemnifying Party or based on any omission to state therein a material fact required to be stated therein or other information necessary to make the statements therein not misleading; (c) any debts, liabilities or obligations (whether known or unknown, disputed or undisputed, fixed, contingent or otherwise) associated with or relating to any of the Contributor Indemnifying Parties, their officers, directors, partners, trustees or Affiliates or the Properties, or secured by any of the Contributor Indemnifying Parties, or by any of the Properties, except those specified on Schedule 9.23 hereto, including any
                                             -------------
obligations under any of the Leases and Service Contracts, to the extent any such obligation was to be performed prior to the Closing Date, or was to be performed after the Closing Date as a result of a breach or default under any of the Leases or Service Contracts by the Contributor Indemnifying Parties or their Affiliates prior to the Closing Date; (d) any action taken, or any failure to act, by such Contributor Indemnifying Party in connection with this transaction and the transactions contemplated herein constituting a breach of this Agreement or any agreement, document or instrument contemplated hereby or a breach of a duty owed to any person, including, without limitation, any action taken to redeem or otherwise liquidate the interest of certain holders in anticipation of the transactions contemplated herein, to the extent such action or failure to act results in a violation (or alleged violation) of applicable laws or of the fiduciary duties owed to such holders; (e) pollution or threat to human health or the environment, or any Environmental Claim against any person or entity whose liability for such Environmental Claim the Contributors have assumed or retained either contractually or by operation of law, that is related in any way to any of the Properties, including, without limitation, all on-site and off-site activities relating to any of the

Properties involving Substances of Concern, and that occurred, existed, arises out of conditions or circumstances that occurred or existed, or was caused, in whole or in part, on or before the Closing Date, whether or not the pollution or threat to human health or the environment, or the existence of any Environmental Claim, is known to the Contributor Indemnifying Parties; (f) regardless of whether it arises as a breach of any representation or warranty, any debts, liabilities or obligations of the Contributor Indemnifying Parties (whether known or unknown, disputed or undisputed, fixed, contingent or otherwise) of, associated with or relating to any asset or property other than the Properties, except those specified on Schedule 9.23 hereto; and (g) any and all damages and
                          -------------
expenses incident to any of the foregoing or to the enforcement of this Section 14.2.

               14.2 Remedies.
                    --------

               14.2.1 Subject to subsection 14.2.2 and 14.2.3 hereof, after the Closing hereunder, the Company or the Partnership, in the event of a breach of any representation or warranty under Section 9 hereof, also may proceed against the person or entity identified on Schedule
                                                                    --------
                         14.2.1 personally (the "Personal Indemnitor").
                         ------

               14.2.2 Each Contributor Indemnifying Party shall be fully responsible and severally liable for any of the following and any and all losses, damages, claims, liabilities, actions, suits, proceedings and costs and expenses of defense thereof, including attorneys' fees payable as incurred, arising out of or relating to: (a) each representation and warranty made by he/she/it hereunder relating to or associated with title to his/her/its interest in any Property, his/her/its ability to convey his interest as contemplated by this Agreement, and his/her/its representations under
                         Section 9.4 hereof; (b) regardless of whether it arises as a breach of any representation or warranty, any debts, liabilities or obligations (whether known or unknown, disputed or undisputed, fixed, contingent or otherwise) of, associated with or relating to any of the Contributor Indemnifying Parties or the Properties, or secured by any of the Contributor Indemnifying Parties or by any of the Properties, except those specified on Schedule 9.23 hereto, and (c) regardless
                                      -------------
                         of whether it arises as a breach of any representation or warranty, any debts, liabilities or obligations of the Contributor Indemnifying Parties (whether known or unknown, disputed or undisputed, fixed, contingent or otherwise) of, associated with or relating to any other asset or property other than the Properties, except those specified on Schedule 9.23 hereto.
                                            -------------

               14.2.3 Each Contributor hereby represents, warrants, covenants and agrees that he/she/it presently has, a tangible net worth (such term meaning net worth exclusive of the value (if any) of goodwill, going concern value and similar assets, but inclusive of the value of shares of stock, interests in partnerships and other business enterprises and similar assets) of not less than the aggregate Contribution Amounts, minus all Mortgage Debt for all Properties being acquired by the Partnership pursuant to this Agreement.

               14.3 Indemnification by the Company and the Partnership.  The
                    --------------------------------------------------
Company and the Partnership (each, for purposes of this Section 14.3, a "Company Indemnifying Party") shall indemnify, defend and hold harmless each Contributor and their respective shareholders, partners, directors, officers, partners, agents, employees, Affiliates, successors and assigns (collectively, for purposes of this paragraph, "Contributor Indemnified Parties") from and against any and all losses, damages, claims, liabilities, actions, suits, proceeds and costs and expenses of defense therefore, including attorneys' fees payable as incurred, arising out of or relating to any (a) misrepresentation or breach of warranty by such Company Indemnifying Party or nonfulfillment of any covenant or agreement to be performed or complied with by such Company Indemnifying Party under this Agreement; (b) untrue or incomplete statement (or allegation by a third party of an untrue or incomplete statement) of a material fact contained in any statement or information provided by such Company Indemnifying Party or based on any omission (or allegation by a third party of an untrue or incomplete statement) to state therein a material fact required to be stated therein or other information necessary to make the statements therein not misleading, to the extent such alleged untrue or incomplete statement or omission was made with the Company's or the Partnership's knowledge that the statement was untrue or incomplete or omitted to state a material fact; (c) any debts, liabilities or obligations (whether known or unknown, disputed or undisputed, fixed, contingent or otherwise) specified on Schedule 9.23 hereto or arising and incurred after
                           -------------
the Closing Date (other than as a result of a breach by any Contributor of any representation, warranty, covenant or agreement hereunder), including the obligations under any Service Contracts that survive the Closing Date, to the extent any such obligation is to be performed after the Closing Date, except to the extent any such obligation is to be performed after the Closing Date as a result of a breach or default under any of the Leases or Service Contracts by the Contributor prior to the Closing Date; and (d) any and all damages and expenses incident to any of the foregoing or to the enforcement of this Section 14.3.

               14.4 Indemnification Procedures. All claims for indemnification
                    --------------------------
under this Article 14 shall be asserted and resolved as follows:

               14.4.1 In the event that any Contributor Indemnified Party or Company Indemnified Party (the "Indemnified Party") has a Claim against any Contributor Indemnifying Party or

                         Company Indemnifying Party obligated to provide indemnification pursuant to Sections 14.1 or 14.2 hereof, on the one hand, or Section 14.3 hereof, on the other hand (the "Indemnifying Party"), which does not involve a claim being asserted against or sought to be collected by a third party, the Indemnified Party shall with reasonable promptness send a written notice (the "Claim Notice") with respect to such claim to the Indemnifying Party. If the Indemnifying Party does not notify the Indemnified Party within the fifteen days thereafter (the "Notice Period") that the Indemnifying Party disputes such claim, the amount of such claim shall be conclusively deemed a liability of the Indemnifying Party hereunder. In case an objection is made in writing in accordance with this Section 14.4.1, the Indemnified Party shall have thirty (30) days to respond in a written statement to the objection. If after such thirty (30) day period there remains a dispute as to any claims, the parties shall attempt in good faith for sixty (60) days to agree upon the rights of the respective parties with respect to each of such claims. If the parties should so agree, a memorandum setting forth such agreement shall be prepared and signed by both parties.

               14.4.2 In the event that any claim for which the Indemnifying Party would be liable to an Indemnified Party hereunder is asserted, or any action or proceeding commenced, against an Indemnified Party by a third party, the Indemnified Party shall with reasonable promptness notify the Indemnifying Party of such claim, specifying the nature of such claim and the amount or the estimated amount thereof to the extent then feasible (which estimate shall not be conclusive of the final amount of such Claim) (the "Third Party Claim Notice"). The Indemnifying Party shall have 30 days from the receipt of the Claim Notice (the "Third Party Notice Period") to notify the Indemnified Party (a) whether or not such party disputes the liability to the Indemnified Party hereunder with respect to such claim and (b) if such party does not dispute such liability, whether or not the Indemnifying Party desires, at the sole cost and expense of the Indemnifying Party, to defend against such claim, provided that such party is hereby authorized (but not obligated) prior to and during the Third Party Notice Period to file any motion, answer or other pleading and to take any other action which the Indemnifying Party shall deem necessary or appropriate to protect the

                         Indemnifying Party's interests. In the event that the Indemnifying Party notifies the Indemnified Party within the Third Party Notice Period that the Indemnifying Party does not dispute the Indemnifying Party's obligation to indemnify hereunder and desires to defend the Indemnified Party against such claim, except as hereinafter provided, such party shall have the right to defend by appropriate proceedings. No non-monetary settlement of any such matter shall be entered into without the written consent of the Indemnified Party, which consent shall not be unreasonably withheld; provided that, unless the Indemnified Party otherwise agrees in writing, such party may not settle any matter (in whole or in part) unless such settlement includes a complete and unconditional release of the Indemnified Party. If the Indemnified Party desires to participate in, but not control, any such defense or settlement the Indemnified Party may do so at its sole cost and expense. If the Indemnifying Party elects not to defend the Indemnified Party against such claim, whether by failure of such party to give the Indemnified Party timely notice as provided above or otherwise, then the Indemnified Party, without waiving any rights against such party, may settle or defend against any such claim in the Indemnified Party's sole discretion and the Indemnified Party shall be entitled to recover from the Indemnifying Party the amount of any settlement or judgment to the extent the Indemnified Party is entitled to indemnification and, on an ongoing basis, all indemnifiable costs and expenses of the Indemnified Party with respect thereto, including interest from the date such costs and expenses were incurred.

               14.4.3 If at any time, in the reasonable opinion of the Indemnified Party, notice of which shall be given in writing to the Indemnifying Party, any such claim seeks material prospective or other relief which could have a materially adverse effect on the assets, liabilities, financial condition, results of operations or business prospects of any Indemnified Party or in the reasonable opinion of counsel for the Indemnified Party a conflict exists, the Indemnified Party shall have the right to control or assume (as the case may be) the defense of any such claim and the amount of any judgment or settlement and the reasonable costs and expenses of defense shall be included as part of the indemnification obligations of the Indemnifying Party hereunder. If the

                         Indemnified Party should elect to exercise such right, the Indemnifying Party shall have the right to participate in, but not control, the defense of such claim or demand at the sole cost and expense of the Indemnifying Party.

               14.4.4 Nothing herein shall be deemed to prevent the Indemnified Party from making a claim, and an Indemnified Party may make a claim hereunder, for potential or contingent claims or demands provided the Claim Notice or Third Party Claim Notice, as the case may be, sets forth the specific basis for any such potential or contingent claim or demand to the extent then feasible and the Indemnified Party has reasonable grounds to believe that such a claim or demand may be made.

               14.4.5 The Indemnified Party's failure to give reasonably prompt notice as required by this Section 14.4 of any actual, threatened or possible claim, demand, action or proceeding which may give rise to a right of indemnification hereunder shall not relieve the Indemnifying Party of any liability which the Indemnifying Party may have to the Indemnified Party unless the failure to give such notice materially and adversely prejudiced the Indemnifying Party or increases the amount of indemnification which the Indemnifying Party is obligated to pay hereunder. In any such event, the amount of indemnification which the Indemnified Party will be entitled to receive hereunder shall be reduced to an amount which the Indemnified Party would have been entitled to receive had such notice been timely.

          XV.  MISCELLANEOUS
               -------------

               15.1 Assignment.  Neither this Agreement nor any interest
                    ----------
hereunder may be assigned or transferred by any Contributor, the Company or the Partnership without the prior written consent of the parties hereto.

               15.2 Entire Agreement.  Any prior agreement or understanding
                    ----------------
among the parties concerning the subject matter hereof is hereby superseded. This Agreement constitutes the entire agreement among the parties with respect to the subject matter hereof and the transactions contemplated herein and shall not be modified or amended except in a written document signed by all of the parties hereto.

               15.3 Notices.  All notices or other communications required or
                    -------
permitted under this Agreement shall be in writing and delivered personally or by registered or certified mail, return receipt requested, postage prepaid, or by a nationally recognized overnight courier (such as Federal Express) with receipted delivery. Notices to the parties shall be addressed as follows:

     If to the Contributors to the addresses contained in Schedule I; with a
                                                          ----------
copy to:

     G. Donald Markle, Esq.
     Surovell, Jackson, Colten & Dugan, P.C.
     4010 University Drive
     Fairfax, Virginia  22030
     Fax:  (703) 591-2149

If to the Partnership or to the Company:

     Capital Automotive REIT
     1925 North Lynn Street
     Suite 306
     Arlington, Virginia 22209
     Attention: Thomas D. Eckert, President and Chief Executive Officer



           [THE REMAINDER OF THIS PAGE IS LEFT INTENTIONALLY BLANK]

With a copy to:

     Wilmer, Cutler & Pickering
     2445 M Street, N.W.
     Washington, DC  20037
     Attention: George P. Stamas, Esq.

     All notices given in accordance with the terms hereof shall be deemed effective (a) if delivered in person or by overnight courier, on the business day it is delivered, and (b if sent by registered or certified mail, three (3) business days after deposit with the U.S. mail. Any party hereto may change its address by written notice to all parties hereto sent in accordance with the terms of this Section and any such Notice of change of address shall be effective five (5) days after delivery.

               15.4 Governing Law.  This Agreement shall be governed and
                    -------------
interpreted in accordance with the laws of the Commonwealth of Virginia without regard to its principles of conflicts of laws, and any action brought under or arising out of this Agreement or the matters relating hereto shall be submitted to the jurisdiction of the United States District Court for the Eastern District of Virginia. Each party acknowledges and agrees to such jurisdiction.

               15.5 Litigation Costs.  If there is any legal action or
                    ----------------
proceeding between the parties hereto arising from or based upon this Agreement, the unsuccessful party to such action or proceeding shall pay to the prevailing party all litigation costs and expenses, including reasonable attorneys' fees, incurred by such prevailing party in such action or proceeding and in any appeal in connection therewith, and if such prevailing party recovers a judgment in any such action, proceeding or appeal, such costs, expenses and attorneys' fees shall be included in as part of such judgment.

               15.6 Counterparts.  This Agreement may be executed in any number
                    ------------
of identical counterparts, any or all of which may contain the signatures of fewer than all of the parties but all of which shall be taken together as a single instrument.

               15.7 Offer and Acceptance.  This Agreement constitutes an offer
                    --------------------
by the Company and the Partnership which must be accepted, by delivery to the Company of a duly signed and completed signature page hereof, by all of the Contributors within five (5) days after the date this Agreement is signed by the Company and the Partnership.

               15.7.1 If, within such time period, less than all of the persons owning any interest in a Contributor shall have signed this Agreement, then the Contributor and the Property owned by such Contributor shall, at the sole option of the Company, be excluded from the Contribution hereunder, this Agreement shall remain in full force and effect as to the other Contributors and Properties, and an appropriate adjustment shall be made with respect to the relevant Property, in which case the number of Units issuable hereunder as set forth on Schedule 1.3(a) shall be reduced by the
                                      ---------------
                         Contribution Value of such Property as provided in this Agreement; if after the expiration of such time period all of the Contributors execute this Agreement, the Company, at its sole option, may elect to re-include, or may continue to exclude, any such Contributor and Property.

               15.7.2 If any Contributor hereunder is not an "accredited investor" as defined in the Act, then the Company, at its sole option, may exclude any such Contributors and any such Property from the Contribution hereunder, this Agreement shall remain in full force and effect as to the other Contributors and Properties, and an appropriate adjustment shall be made with respect to the relevant Property, in which case the number of Units issuable hereunder as set forth on Schedule
                                                                  --------
                         1.3(a) shall be reduced by the Contribution Value of
                         ------
                         such Property as provided in this Agreement; if thereafter all Contributors become accredited investors, then the Company, at its sole option, may elect to re-include, or may continue to exclude, any such Contributors and Property.

               15.8  Arbitration. In the event a dispute arises between the
                     -----------
parties as to any of the requirements of this Agreement or the performance under this Agreement, which the parties are unable to resolve, the parties agree to waive the remedy of litigation (except for extraordinary relief in an emergency situation) and agree that such dispute or disputes shall be determined by arbitration. Notwithstanding the foregoing, the parties acknowledge and agree that this Section 15.8 is not intended to create new rights.


           [THE REMAINDER OF THIS PAGE IS LEFT INTENTIONALLY BLANK]

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement under seal, with the intention that it be a sea ed instrument, as of the date set forth above.

WITNESS                             CAPITAL AUTOMOTIVE REIT


By:      /s/ Matt Jones             By:      /s/ Thomas Eckert (SEAL)
Name:    Matt Jones                 Name:    Thomas Eckert
Title:                              Title:   President and Chief Executive Officer

                                    CAPITAL AUTOMOTIVE L.P.

WITNESS                             By: Capital Automotive REIT, as General Partner


By:      /s/ Matt Jones             By:      /s/ Thomas Eckert (SEAL)
Name:    Matt Jones                 Name:    Thomas Eckert
Title:                              Title:   President and Chief Executive Officer

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement under seal, with the intention that it be a sea ed instrument, as of the date set forth above.

WITNESS                             CAPITAL AUTOMOTIVE REIT


By:      /s/ John B. Watkins        By:      /s/ Thomas D. Eckert (SEAL)
Name:    J.B. Watkins               Name:    Thomas D. Ekert
Title:______________________        Title:   President and Chief Executive Officer

                                    CAPITAL AUTOMOTIVE L.P.

WITNESS                             By: Capital Automotive REIT, as General Partner


By:      /s/ John B. Watkins        By:      /s/ Thomas D. Eckert (SEAL)
Name:    J.B. Watkins               Name:    Thomas D. Ekert
Title:______________________        Title:   President and Chief Executive Officer


WITNESS                             CONTRIBUTOR:


By:      /s/ Richard L. Harris      By:    /s/ John J. Pohanka (SEAL)
Name:    Richard L. Harris          Name:  John J. Pohanka

Title:   Asst. Secretary                Title:   Chairman
                                        Address: 4601 St. Barnabas Road
                                                 Marlow Heights, MD 20748
                                        Telephone #: (301) 423-1100
                                        Facsimile #: (301) 702-8926
                                        Social Security # or TIN: 53-0184646



                   [SIGNATURES CONTINUED ON FOLLOWING PAGE]

WITNESS                                      CONTRIBUTOR:


By:      /s/ Richard L. Harris               By:      /s/ John J. Pohanka (SEAL)
Name:    Richard L. Harris                   Name:    John J. Pohanka
Title:   Asst. Secretary                     Title:   Chairman
                                             Address: 4601 St. Barnabas Road
                                                      Marlow Heights, MD 20748
                                             Telephone #: (301) 423-1100
                                             Facsimile #: (301) 702-8926
                                             Social Security # or TIN: 53-01846

                        POHANKA CONTRIBUTION AGREEMENT

                           EXHIBITS

A.                                  Partnership Agreement
4.4(a)                              Form of  Company Lease
4.4(c)                              Guaranty and Subordination Agreement
7.2.1(i)                   Investor Questionnaires
7.2.1(q)                   Opinion of Contributor's Counsel
7.2.1(p)                   Lender's Estoppel Certificate
7.2.2(f)                   Opinion of Company Counsel

                           SCHEDULES

I.                                  Contributors (Names and Addresses)
1.2                                 Schedule of Properties; Ownership
                                    Interests in
                                    Properties and Contribution Amounts
1.3(a)                              Schedule of Units Issued in Consideration
                                    for Each Property
1.3(b)                              Mortgage Debt
4.1                                 Prior Occupants
4.4(b)                              Guaranties
5.1                                 Scheduled Exceptions
9.6                                 Material Defaults
9.13                                Zoning
9.15.5(a)                  The Treatment, Storage and Disposal Locations for
                           Substances of Concern
9.15.5(b)                  Storage Tanks
9.15.5(c)                  Existence of Asbestos
9.15.5(f)                  Environmental Permits and Authorizations
9.16                                Insurance
9.19                                Lease Disclosures
9.19.2                              Leases and Rent Rolls
9.19.13                    Other Landlords
9.20(a)                    Service Contracts
9.20(b)                    Management Contracts
9.23                                Liabilities of Contributors
9.24                                Contracts
9.26                                Employee Benefit Plans/Employment
                                    Contracts/Employee Benefit Liabilities
12.1.5                              Restrictions on Sale and/or Financing of
                                    Specified Properties
12.4.5                              Limitations on Indebtedness

14.2.1                              Indemnitors

                              EXHIBIT A
---------------------------------------

________________________PARTNERSHIP AGREEMENT

____________To be delivered at Closing.

_______________________________EXHIBIT 4.4(a)

                                LEASE AGREEMENT

                                    BETWEEN

                       CAPITAL AUTOMOTIVE L.P., LANDLORD

                                      AND

                          [                 ], TENANT


                           DATED: ____________, 1997

ARTICLE I
          LEASE AGREEMENT, LEASED PROPERTY AND TERM.............................................1
          1.01                     Lease Agreement..............................................1
          1.02                     Contingent Upon Acquisition of the Leased Property...........2
          1.03                     Term.........................................................2
          1.04                     Holding Over.................................................3
          1.05                     Surrender....................................................3

ARTICLE II
          RENT..................................................................................4
          2.01                     Base Rent....................................................4
          2.02                     Payment......................................................4
          2.03                     Security Deposit.............................................4
          2.04                     Base Annual Rent Adjustment..................................5
          2.05                     Additional Rent..............................................5
          2.06                     Place(s) of Payment of Rent; Direct Payment of
                                   Additional Rent..............................................5
          2.07                     Net Lease....................................................5
          2.08                     No Termination, Abatement, Etc...............................5

ARTICLE III
          IMPOSITIONS AND UTILITIES.............................................................6
          3.01                     Payment of Impositions.......................................6
          3.02                     Definition of Impositions....................................7
          3.03                     Utilities....................................................8
          3.04                     Escrow of Impositions........................................8
          3.05                     Discontinuance of Utilities..................................9
          3.06                     Liens........................................................9

ARTICLE IV
          INSURANCE.............................................................................9
          4.01                     Insurance....................................................9
          4.02                     Insurance Limits............................................11
          4.03                     Insurance Requirements......................................11
          4.04                     Replacement Cost............................................12
          4.05                     Blanket Policy..............................................12
          4.06                     No Separate Insurance. .....................................12
          4.07                     Waiver of Subrogation.......................................13
          4.08                     Mortgages...................................................13
          4.09                     Other Insurance Requirements................................13

ARTICLE V
         INDEMNITY; SUBSTANCES OF CONCERN......................................................13
         5.01                      Tenant's Indemnification....................................13
         5.02                      Substances of Concern.......................................14
         5.03                      Audits......................................................17
         5.04                      Landlord's Option Re: Compliance............................17
         5.05                      Environmental Indemnification...............................17
         5.06                      Tenant's Cleanup Obligation.................................18
         5.07                      Existing Environmental Conditions...........................18
         5.08                      Survival of Tenant's Obligations............................18

ARTICLE VI
         USE AND ACCEPTANCE OF PREMISES........................................................19
         6.01                      Use of Leased Properties....................................19
         6.02                      Acceptance of Leased Properties.............................19
         6.03                      Conditions of Use and Occupancy.............................19
         6.04                      Financial Statements and Other Information..................20

ARTICLE VII
         REPAIRS, COMPLIANCE WITH LAWS, AND MECHANICS' LIENS...................................20
         7.01                      Maintenance.................................................20
         7.02                      Compliance with Laws........................................20
         7.03                      Required Alterations........................................21
         7.04                      Mechanics' Liens............................................21
         7.05                      Replacements of Fixtures....................................21
         7.06                      Encroachments; Restrictions.................................22

ARTICLE VIII
         ALTERATIONS AND SIGNS; TENANT'S PROPERTY;
         CAPITAL ADDITIONS TO THE LEASED PROPERTIES............................................22
         8.01                      Tenant's Right to Construct.................................22
         8.02                      Scope of Right..............................................23
         8.03                      Cooperation of Landlord.....................................24
         8.04                      Commencement of Construction................................24
         8.05                      Rights in Tenant Improvements...............................25
         8.06                      Personal Property...........................................25
         8.07                      Requirements for the Tenant's Personal Property.............25
         8.08                      Financings of Capital Additions to a Leased Property........27

ARTICLE IX
         DEFAULTS AND REMEDIES.................................................................27
         9.01                      Events of Default...........................................27

         9.02                      Remedies....................................................29
         9.03                      Right of Set-Off............................................32
         9.04                      Performance of Tenant's Covenants...........................32
         9.05                      vLate Charge................................................33
         9.06                      Litigation; Attorneys' Fees.................................33
         9.07                      Remedies Cumulative.........................................33
         9.08                      Escrows and Application of Payments.........................33
         9.09                      Power of Attorney...........................................34

ARTICLE X
         DAMAGE AND DESTRUCTION................................................................34
         10.01                     General.....................................................34
         10.02                     Landlord's Inspection.......................................35
         10.03                     Landlord's Costs............................................35
         10.04                     Rent Abatement..............................................35
         10.05                     Substantial Damage During Lease Term........................36
         10.06                     Damage Near End of Term.....................................36
         10.07                     Risk of Loss................................................37

ARTICLE XI
         CONDEMNATION..........................................................................37
         11.01                     Total Taking................................................37
         11.02                     Partial Taking..............................................37
         11.03                     Restoration.................................................37
         11.04                     Landlord's Inspection.......................................38
         11.05                     Award Distribution..........................................38
         11.06                     Temporary Taking............................................39

ARTICLE XII
         ADDITIONAL REPRESENTATIONS, WARRANTIES AND FINANCIAL COVENANTS........................39
         12.01                     Organization and Qualification..............................39
         12.02                     Material Agreements.........................................40
         12.03                     Changes in Condition........................................41
         12.04                     Franchises, Licenses, etc...................................41
         12.05                     Litigation..................................................41
         12.06                     Authorization and Enforceability............................41
         12.07                     No Legal Obstacle to Lease..................................42
         12.08                     Certain Business Representations............................42
         12.09                     Certain Financial Covenants.................................44
         12.10                     Cash Flow Coverage Ratio Covenant...........................44
         12.11                     Disclosure..................................................44
         12.12                     Covenant Not to Acquire.....................................44

ARTICLE XIII
         ASSIGNMENT AND SUBLETTING; ATTORNMENT ................................................46
         13.01                     Prohibition Against Subletting and Assignment...............46
         13.02                     Changes of Control..........................................46
         13.03                     Operating/Service Agreements................................47
         13.04                     Assignment..................................................48
         13.05                     REIT Limitations............................................48
         13.06                     Attornment..................................................49
         13.07                     Severance and Spin-Off......................................49


ARTICLE XIV
         ARBITRATION...........................................................................50
         14.01                     Controversies...............................................50
         14.02                     Appointment of Arbitrators..................................50
         14.03                     Arbitration Procedure.......................................50
         14.04                     Expenses....................................................50
         14.05                     Enforcement of the Arbitration Award........................51

ARTICLE XV
         QUIET ENJOYMENT, SUBORDINATION,
         ATTORNMENT, ESTOPPEL CERTIFICATES.....................................................51
         15.01                     Quiet Enjoyment.............................................51
         15.02                     Landlord Mortgages; Subordination...........................51
         15.03                     Attornment..................................................51
         15.04                     Estoppel Certificates.......................................52
         15.05                     Waiver of Landlord's Lien...................................52

ARTICLE XVI
         RIGHT OF FIRST OFFER..................................................................53
         16.01                     Right of First Offer During Lease Term or Extension
                                   Term........................................................53
         16.02                     Right to Purchase at End of an Extension Term...............54

ARTICLE XVII
         MISCELLANEOUS.........................................................................55
         17.01                     Notices.....................................................55
         17.02                     Advertisement of a Leased Property..........................56
         17.03                     Landlord's Access...........................................56
         17.04                     Entire Agreement............................................56
         17.05                     Severability................................................57
         17.06                     Captions and Headings.......................................57

         17.07                     Governing Law...............................................57
         17.08                     Memorandum of Lease or Certain Rights Under the
                                   Lease.......................................................57
         17.09                     Waiver......................................................57
         17.10                     Assignment; Binding Effect..................................57
         17.11                     Consents and Approvals......................................57
         17.12                     Single Property.............................................58
         17.13                     Modification................................................58
         17.14                     Incorporation by Reference..................................58
         17.15                     No Merger...................................................58
         17.16                     Force Majeure...............................................58
         17.17                     Laches......................................................58
         17.18                     Waiver of Jury Trial........................................58
         17.19                     Permitted Contests..........................................59
         17.20                     Construction of Lease.......................................59
         17.21                     Counterparts................................................60
         17.22                     Relationship of Landlord and Tenant.........................60

 EXHIBITS

         A                         Leased Properties
         B                         Permitted Liens
         C                         Base Annual Rent Schedule

SCHEDULES

         2.02                      Payment Account Information
         2.04                      Base Annual Rent Adjustment
         5.07                      Environmental Reports
         12.02                     Material Agreements
         12.03                     Changes in Condition
         15.02                     Form of Subordination and Non-Disturbance
Agreement

                                LEASE AGREEMENT

     This Lease Agreement ("Lease") dated as of the ______ day of November, 1997 by and between CAPITAL AUTOMOTIVE L.P., a Delaware limited partnership ("Landlord"), having its principal office at [__________________] and [ ], a ___________ [corporation], having its principal office at [________________] ("Tenant").

                                   RECITALS

     WHEREAS, Tenant or an Affiliate (as hereafter defined) has conveyed or will convey to Landlord certain parcels of real estate and improvements thereon upon which Tenant engages in motor vehicle retail and/or motor vehicle related businesses (the "Business"), which parcels of real estate and improvements thereon are described on Schedule A attached hereto and incorporated herein by reference (each hereinafter a "Leased Property" or collectively, the "Leased Properties"), and Landlord and Tenant desire to provide for the lease by Landlord to Tenant of the Leased Properties; and

     WHEREAS, Landlord and Tenant desire that each of the Leased Properties shall be the subject of this Lease and be used by Tenant in its operation of the Business; and

     WHEREAS, this Lease provides that additional real estate and improvements thereon may be made subject to the operation and effect of this Lease, upon execution by Landlord and Tenant of a Lease Supplement designating each such additional property as a Leased Property hereunder.

     NOW, THEREFORE, in consideration of the foregoing premises and of their respective agreements and undertakings herein, and of other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant agree as follows:

                                   ARTICLE I
                   LEASE AGREEMENT, LEASED PROPERTY AND TERM

     1.01                Lease Agreement.  Landlord does hereby let and lease
                         ---------------
unto Tenant, and Tenant does hereby take and hire from Landlord, the Leased Properties, which shall respectively consist of:

     (a) The parcels of land described and located at the addresses listed in Schedule A hereto, as more particularly described therein, together with any additional parcels of real estate and improvements thereon subsequently designated as a Leased Property by the parties pursuant to a Lease Supplement as provided for herein, together with all rights, titles, appurtenant interests, covenants, licenses, privileges and benefits thereto belonging, and any easements, rights-of-way, rights of ingress or egress or other interests in, on, or to any land, highway, street, road or avenue, open or proposed, in, on, across, in front of, abutting or adjoining such real property including, without limitation, any strips and gores adjacent to or lying between such real estate and any adjacent real estate (the "Land");

     (b) All buildings, improvements, structures and Fixtures (as hereinafter defined) now located or to be located or to be constructed on the Land, including, without limitation, sidewalks, landscaping, parking lots and structures, roads, drainage and all above ground and underground utility structures and conduits (on-site or off-site), equipment systems and other so-called "infrastructure" improvements (the "Improvements");

     (c) All equipment, machinery, fixtures, and other items of real and/or personal property, including all components thereof, located in, on or used in connection with, and permanently affixed to or incorporated into, the Improvements, including, without limitation, all furnaces, boilers, heaters, electrical equipment, heating, plumbing, lighting, ventilating, refrigerating, incineration, air and water pollution control, waste disposal, air-cooling and air-conditioning systems and apparatus, sprinkler systems and fire and theft protection equipment, and similar systems, all of which, to the greatest extent permitted by law, are hereby deemed to constitute real estate, together with all replacements, modifications, alterations and additions thereto (collectively the "Fixtures"); and

     (d) All easements, rights and appurtenances relating to the Land and the Improvements.

     SUBJECT, HOWEVER, to the liens, encumbrances, restrictions, agreements, and other title matters listed or specifically referred to in Schedule B ("Permitted Exceptions").

     The Leased Properties shall however exclude all furniture, equipment, inventory and items of moveable personal property attached to the Land or Improvements that relate to the business being conducted on the Leased Property which items may readily be removed without material damage to the Land and Improvements whether or not such items might legally be considered to be "fixtures"

(all of which are owned by Tenant and shall hereinafter be defined as the "Excluded Personal Property").

     1.02   Contingent Upon Acquisition of the Leased Property. In the event
            --------------------------------------------------
this Lease is executed prior to the conveyance by Tenant or an Affiliate of the Leased Property to Landlord, the parties acknowledge that the effectiveness of this Lease in respect of such Leased Property is contingent upon the closing of such conveyance (the "Commencement Date").

     1.03   Term. The initial term of this Lease (the "Term") shall be for a
            ----
fixed term of One Hundred and Twenty (120) months commencing on the Commencement Date. The initial term for any Leased Property designated in a Lease Supplement shall begin on the date of such Lease Supplement and expire at the end of the Term or then current Extension Term (as hereafter defined), as the case may be. Tenant shall have the right to extend this Lease for the Leased Properties as a group, at Tenant's option, for one One Hundred and Twenty (120) month renewal term from the expiration of the Term (the "First Extension Term"), provided that no Event of Default (as defined in Section 9.01 hereof) shall exist and be continuing. In addition, Tenant shall have the right to extend this Lease for the Leased Properties as a group at Tenant's option, for a second One Hundred and Twenty (120) month renewal term from the expiration of the First Extension Term (the "Second Extension Term", each an "Extension Term", and collectively with the First Extension Term, the "Extension Terms") provided that no Event of Default (as defined in Section 9.01 hereof) shall exist and be continuing. Tenant shall exercise the First Extension Term by written notice to Landlord no later than twelve months prior to the end of the Term. Tenant shall exercise the Second Extension Term by written notice to Landlord no later than twelve (12) months prior to the end of the First Extension Term. Notwithstanding anything else to the contrary in this Agreement, the Rent during the Second Extension Term shall be the Fair Market Rent (as hereafter defined) for the Leased Property. Fair Market Rent shall be determined as soon as possible after receipt by Landlord of Tenant's notice of option exercise, on the basis of appraisals of independent appraisers selected in accordance with the provisions of Section 16.02(b). Tenant shall have the right, in its sole discretion, to rescind the exercise of Tenant's option to extend the Lease for the Second Extension Term during a period of five (5) business days after the determination of the Fair Market Rent. If Tenant shall fail to exercise the right to rescind within such five (5) day period, the election to extend shall be irrevocable and the Fair Market Rent so determined shall be the Base Annual Rent during the Second Extension Term notwithstanding any changes in the market rental rates, whether upward or downward, which may occur after such determination. However, notwithstanding anything else in this Agreement, Fair Market Rent shall become the Base Annual Rent (as defined hereafter) and shall be subject to Base Annual Rent Adjustments as set forth in Section 2.04.

     1.04   Holding Over. Should Tenant, without the express consent of
            -----------
Landlord, continue to hold and occupy any Leased Property after the expiration or earlier termination of the Term or any Extension Term, as the case may be, such holding over beyond the Term and the acceptance or collection of Rent (as defined hereinafter) by Landlord shall operate and be construed as creating a tenancy from month-to-month and not for any other term whatsoever.

During any such holdover period Tenant shall pay to Landlord for each month (or portion thereof) Tenant remains in such Leased Property, in lieu of the Base Annual Rent (as defined hereafter) for such Leased Property, an amount equal to the sum of one-twelfth (1/12) of (i) one hundred seven percent (107%) of such Base Annual Rent (the "Holdover Rate"), and (ii) as applicable, one hundred percent (100%) of the Additional Rent (as defined hereinafter) for such Leased Property and Other Additional Rent (as defined hereinafter) for such Leased Property, each as in effect on the expiration date. Said month-to-month tenancy may be terminated by Landlord by giving Tenant thirty (30) days written notice, and at any time thereafter Landlord may re-enter and take possession of such Leased Property.

     1.05   Surrender. Except as a result of (a) Tenant Improvements and Capital
            ---------
Additions (as defined hereinafter); (b) normal and reasonable wear and tear (subject to the obligation of Tenant to maintain each Leased Property in good order and repair during the Term); and (c) casualty, taking or other damage and destruction not required to be repaired by Tenant, Tenant shall surrender and deliver up each Leased Property at the expiration or termination of the Term or the Extension Term therefor, as the case may be, broom clean, in good order and repair, free of the Excluded Personal Property and any additional items of Tenant's personal property (together with the Excluded Personal Property, the "Tenant's Personal Property"), all of which Tenant shall remove prior to such surrender and delivery, and in as good order and condition as of the Commencement Date.


                                  ARTICLE II
                                     RENT

     2.01   Base Rent. Tenant shall pay Landlord annual base rent (the "Base
            ---------
Annual Rent") as to the Leased Property for each year during the Term or the Extension Term (each such year a "Lease Year"), which Base Annual Rent shall be subject to upward adjustment pursuant to Section 2.04. In the first Lease Year, Base Annual Rent shall be in the amount set forth on Schedule A (the "Initial Base Annual Rent"), paid to Landlord in twelve equal monthly installments.

     2.02   Payment. Tenant shall pay Landlord the Base Annual Rent as to the
            -------
Leased Property for each Lease Year, without notice, demand, set-off or counterclaim in advance, in lawful money of the United States of America and payable in consecutive monthly installments commencing on the Commencement Date and thereafter on the first day of each month during the Term. Tenant will, to the extent that such method of payment is compatible with its business practices, make such payments by direct deposit of immediately available funds to the account set forth in Exhibit 2.02 (which Exhibit 2.02 may be modified by Landlord from time to time upon Notice (as hereafter defined) to Tenant).

     2.03   Security Deposit. Prior to the Commencement Date, Tenant shall
            ----------------
deliver to Landlord an amount equal to one-twelfth (1/12th) of the Base Annual Rent, which amount shall be held by Landlord as security (the "Security Deposit") for the performance of Tenant's payment and other obligations under this Lease. Upon an Event of Default and the continuance thereof, Landlord shall have the right, but not the obligation, to apply the Security Deposit as set forth in Section
9.08. Landlord shall return the Security Deposit, without interest, after expiration of this Lease, if Tenant has fully and faithfully carried out all of the terms, covenants and conditions hereof. In the event that Landlord eliminates its standard business policy of requiring security deposits from tenants, then Landlord shall refund the Security Deposit to Tenant within thirty
(30) days of such policy change.

     2.04   Base Annual Rent Adjustment.
            ---------------------------

            (a) The Base Annual Rent shall be adjusted during the Lease Term or the Extension Terms under the procedures set forth in
                    Exhibit 2.04 (the "Base Annual Rent Adjustment").

            (b) As used in Exhibit 2.04, the "Index" shall mean the CPI-U published by the United States Department of Labor, Bureau of Labor Statistics Consumer Price Index for All Urban Consumers, U.S. City Average. If at any time during the Term or the Extension Term, as the case may be, the Index shall be discontinued, Landlord shall select a substitute index, being an existing official index published by the Bureau of Labor Statistics or its successor or another, similar governmental agency, which index is most nearly equivalent to the Index.

     2.05   Additional Rent. As to each Leased Property, in addition to the Base
            ---------------
Annual Rent, Tenant shall pay all other amounts, liabilities, obligations and Impositions (as hereinafter defined) which Tenant assumes or agrees to pay under this Lease and any fine, penalty, interest, charge and cost which may be added for nonpayment or late payment of such items (collectively, the "Additional Rent").

     2.06   Place(s) of Payment of Rent; Direct Payment of Additional Rent.
            --------------------------------------------------------------
The Base Annual Rent and Additional Rent are hereinafter referred to as "Rent." Landlord shall have all legal, equitable and contractual rights, powers and remedies provided in this Lease or by statute or otherwise in the case of nonpayment of the Rent for each Leased Property. Tenant shall make all payments of Rent at Landlord's address set forth in Section 17.01 or as Landlord may otherwise from time to time direct in writing, or, if Landlord shall direct Tenant, directly to a bank account specified by Landlord to Tenant in writing. At the direction of the Landlord, Tenant shall make payments of Additional Rent directly to the person or persons to whom such amount is owing at the time and times when such payments are due, and Tenant shall give to Landlord such evidence of such direct payments as Landlord shall reasonably request.

     2.07   Net Lease. This Lease shall be deemed and construed to be an
            ---------
"absolute net lease" or "triple net lease," (i.e. that Tenant shall pay all costs and expenses related to the ownership and operations of each Leased Property, thereby leaving all Rent as an absolutely net return to Landlord) and as to each Leased Property, Tenant shall pay all Rent, Impositions, and other charges and expenses in connection with such Leased Property throughout the Term and any Extension Term, without abatement, deduction or set-off.

          2.08   No Termination, Abatement, Etc. Except as otherwise
                 ------------------------------
specifically provided herein, Tenant shall remain bound by this Lease in accordance with its terms. Except as otherwise specifically provided herein, Tenant shall not, without the prior written consent of Landlord, modify, surrender or terminate this Lease as to any Leased Property, nor seek nor be entitled to any abatement, deduction, deferment or reduction of Rent, or set-off against the Rent as to any Leased Property for any reason whatsoever. Except as specifically provided herein, the obligations of Landlord and Tenant shall not be affected by reason of: (a) the lawful or unlawful prohibition of, or restriction upon, Tenant's use of any Leased Property, or any part thereof, the interference with such use by any person, corporation, partnership or other entity, or by reason of eviction by paramount title; (b) any claim which Tenant has or might have against Landlord or by reason of any default or breach of any warranty by Landlord under this Lease or any other agreement between Landlord and Tenant, or to which Landlord and Tenant are parties; (c) any bankruptcy, insolvency, reorganization, composition, readjustment, liquidation, dissolution, winding up or other proceeding affecting Landlord or any assignee or transferee of Landlord; (d) any damage to, or destruction of, any Leased Property or any portion thereof for whatever cause, or any taking of the Leased Property or any portion thereof; or (e) any other cause, whether similar or dissimilar to any of the foregoing, other than a discharge of Tenant from any such obligations as a matter of law. Except as otherwise specifically provided herein, and to the maximum extent permitted by law, Tenant hereby specifically waives all rights, including but not limited to any rights under any statute relating to rights of tenants in the jurisdictions where the Leased Properties are located, which may now be conferred upon it by law, relating to: (a) the modification, surrender or termination of this Lease, or the quitting or surrender of any Leased Property or any portion thereof; (b) any abatement, reduction, suspension or deferment of the Rent or other sums payable by Tenant hereunder; or (c) any rights of redemption. As to each Leased Property, the obligations of Landlord and Tenant hereunder shall be separate and the Rent and all other sums shall continue to be payable in all events unless the obligations to pay the same shall be terminated pursuant to the express provisions of this Lease or by termination of this Lease other than by reason of an Event of Default.


                                  ARTICLE III
                           IMPOSITIONS AND UTILITIES

          3.01   Payment of Impositions. Subject to the adjustments set forth
                 ----------------------
herein, Tenant shall pay, in the manner set forth in Section 3.04, as Additional Rent, to the Landlord an amount equal to the amount necessary to pay all Impositions (as hereinafter defined) that may be levied or become a lien on any Leased Property or any part thereof at any time (whether prior to or during the Term), without regard to prior ownership of said Leased Property, before the same becomes delinquent. Tenant's obligation to pay such Impositions shall be deemed absolutely fixed upon the date such Impositions become a lien upon any Leased Property or any part thereof. Tenant, at its expense, shall prepare and file all tax returns and reports in respect of any Imposition as may be required by governmental authorities, provided, however, that Tenant shall provide to Landlord copies of all filings of such tax returns or reports in respect of any real or personal property owned by Landlord. Tenant shall be entitled to any refund due in respect of such Impositions from any taxing authority if no Event of Default shall have occurred hereunder and be continuing. Any refunds in respect of such Impositions retained by Landlord due to an Event of Default shall be applied as provided in Section 9.08. Landlord and Tenant shall, upon request of the other, provide such data as is maintained by the party to whom the request is made with respect to a Leased Property as may be necessary to prepare any required tax returns and reports. In the event governmental authorities classify any property covered by this Lease as personal property, Landlord and Tenant shall file all personal property tax returns in such jurisdictions where it may legally so file with respect to their respective owned personal property. Landlord, to the extent it possesses the same, and Tenant, to the extent it possesses the same, will provide the other party, upon request, with cost and depreciation records necessary for filing such returns or reports for any property so classified as personal property. To the extent that Landlord is legally required to file personal property tax returns, Tenant will be provided with copies of assessment notices indicating a value in excess of the reported value in sufficient time for Tenant to file a protest. Tenant may, upon notice to Landlord, at Tenant's option and at Tenant's sole cost and expense, protest, appeal, or institute such other proceedings as Tenant may deem appropriate to effect a reduction of real estate or personal property assessments and Landlord, at Tenant's expense as aforesaid, shall fully cooperate with Tenant in such protest, appeal, or other action. Tenant shall provide Landlord copies of all materials filed or presented in connection with any such proceeding. Tenant shall promptly reimburse Landlord for all taxes paid by Landlord, which were not paid with deposits received from Tenant, upon receipt of billings accompanied by copies of a bill therefor and payments thereof which identify the property with respect to which such payments are made. Impositions imposed with respect to the tax-fiscal period during which the Term commences and terminates as to each Leased Property shall be adjusted and prorated between Landlord and Tenant on a per diem basis, with Tenant being obligated to pay its pro rata share from and including the Commencement Date to and including the expiration or termination date of the Term or Extension Term, as the case may be, whether or not such Imposition is imposed before or after such commencement or termination, and Tenant's obligation to pay its prorated share thereof shall survive such termination. Tenant shall also pay to Landlord a sum equal to the amount which Landlord may be caused to pay of any privilege tax, sales tax, gross receipts tax, rent tax, occupancy tax or like tax (excluding any tax based on net income), hereinafter levied, assessed, or imposed by any federal, state, city, county or municipal or other local governmental authority, or any subdivision thereof, upon or measured by rent or other consideration required to be paid by Tenant under this Lease.

          3.02   Definition of Impositions. "Impositions" means, collectively:
                 -------------------------
(a) taxes (including without limitation, all real estate and personal property ad valorem (whether assessed as part of the real estate or separately assessed as unsecured personal property), sales and use, business or occupation, single business, gross receipts, transaction, privilege, rent or similar taxes, but not including income or franchise or excise taxes payable with respect to Landlord's receipt of Rent);

(b) assessments, whether in the nature of a special assessment or otherwise (including, without limitation, all assessments for public improvements or benefits, whether or not commenced or completed prior to the date hereof and whether or not to be completed within the Term or any Extension Term, as the case may be); (c) ground rents, water, sewer or other rents and charges, excises, tax levies, and fees (including, without limitation, license, permit, inspection, authorization and similar fees); (d) to the extent they may become a lien on a Leased Property, all taxes imposed on Tenant's operations of such Leased Property including without limitation, employee withholding taxes, income taxes and intangible taxes; and (e) all other governmental charges, in each case whether general or special, ordinary or extraordinary, or foreseen or unforseen, of every character in respect of each Leased Property or any part thereof, the Business conducted by Tenant thereon, and/or the Rent (including all interest and penalties thereon due to any failure in payment by Tenant), which at any time prior to, during or in respect of the Term or any Extension Term, as the case may be, hereof may be assessed or imposed on or in respect of or be a lien upon (i) Landlord or Landlord's interest in any Leased Property or any part thereof; (ii) any Leased Property or any part thereof or any rent therefrom or any estate, right, title or interest therein; or (iii) any occupancy, operation, use or possession of, or sales from, or activity conducted on, or in connection with any Leased Property or the leasing or use of any Leased Property or any part thereof. Tenant shall not, however, be required to pay: (x) any tax based on net income (whether denominated as a franchise or capital stock or other tax) imposed on Landlord or (y) except as provided in Section 13.01, any tax imposed with respect to the sale, exchange or other disposition by Landlord of a Leased Property or the proceeds thereof; provided, however, that if any tax, assessment, tax levy or charge which Tenant is obligated to pay pursuant to the first sentence of this definition and which is in effect at any time during the Term hereof is totally or partially repealed, and a tax, assessment, tax levy or charge set forth in clause (x) or (y) immediately above is levied, assessed or imposed expressly in lieu thereof Tenant shall then pay such tax, levy, or charge set forth in said clause (x) or (y).

          3.03   Utilities. Tenant shall contract for, in its own name, and will
                 ---------
pay, as Additional Rent all taxes, assessments, charges/deposits, and bills for utilities, including without limitation charges for water, gas, oil, sanitary and storm sewer, electricity, telephone service, trash collection, and all other utilities which may be charged against the occupant of the Improvements during the Term. Tenant shall at all times maintain that amount of heat necessary to ensure against the freezing of water lines. Tenant hereby agrees to indemnify and hold Landlord harmless from and against any liability or damages to the utility systems of each Leased Property that may result from Tenant's failure to maintain sufficient heat in the Improvements therefor.

          3.04   Escrow of Impositions. Unless waived by written notice from
                 ---------------------
Landlord to Tenant, Tenant shall thereafter deposit with Landlord on the first day of each month during the Term hereof and any Extension Term, as the case may be, a sum equal to one-twelfth (1/12th) of the Impositions assessed against such Leased Property which sums shall be used by Landlord toward payment of such Impositions. If, at the end of any applicable tax year, any such funds held by Landlord are insufficient to make full payment of taxes or other Impositions for which such funds are held, Tenant, on demand, shall pay to Landlord any additional funds necessary to pay and discharge in full the obligations of Tenant pursuant to the provisions of this Section. If, however, at the end of any applicable tax year, such funds held by Landlord are in excess of the total payment required to satisfy taxes or other Impositions for which such funds are held, Landlord shall apply such excess amounts to a tax and Imposition escrow fund for the next tax year. With respect to each Leased Property, if any such excess exists following the expiration or earlier termination of this Lease, and subject to Section 8.08 below, Landlord shall promptly refund such excess amounts to Tenant. The receipt by Landlord of the payment of such Impositions by and from Tenant shall only be as an accommodation to Tenant and the taxing authorities, and shall not be construed as rent or income to Landlord, Landlord serving, if at all, only as a conduit for delivery purposes.

          3.05   Discontinuance of Utilities. Landlord will not be liable for
                 ---------------------------
damages to person or property or for injury to, or interruption of, business for any discontinuance of utilities at any Leased Property nor will such discontinuance in any way be construed as an eviction of Tenant from such Leased Property or cause an abatement of Rent as to such Leased Property or operate to release Tenant from any of Tenant's obligations as to such Leased Property under this Lease. Notwithstanding the forgoing, however, Landlord shall be liable for damages to person or property or for injury to, or interruption of business, for any discontinuance of utilities at any Leased Property, in the event and to the extent, such damages or injury are caused by the wilful misconduct of the Landlord.

          3.06   Liens. Subject to Section 17.19 relating to contests, Tenant
                 -----
shall not directly or indirectly create or allow to remain, and will promptly discharge at its expense, any lien, encumbrance, attachment, title retention agreement or claim upon any Leased Property or any attachment, levy, claim or encumbrance in respect of any Rent provided under this Lease, not including, however: (a) this Lease; (b) utility easements and road rights-of-way in the customary form (i) provided the same do not adversely affect the intended use of the Leased Properties (including the Improvements) and do not create a Material Adverse Effect on the value of the Leased Properties or (ii) which result solely from the action or inaction of Landlord; (c) zoning and building laws or ordinances, provided they do not prohibit the use of the Leased Properties for the Business and so long as the Leased Properties are in compliance with same;
(d) such encumbrances as are subsequently consented to in writing by Landlord, but excluding liens in respect of Impositions required to be paid under Section 3.01; (e) liens for Impositions so long as (i) the same are not yet payable or are payable without the addition of any fine or penalty or (ii) such liens are being contested as permitted under Section 16.18; and (f) other encumbrances, easements, rights of way or liens (i) provided the same do not adversely affect the intended use of the Leased Properties (including the Improvements) and do not create a Material Adverse Effect on the value of the Leased properties, or
(ii) which result solely from the action or inaction of Landlord.


                                  ARTICLE IV
                                   INSURANCE

          4.01   Insurance. Tenant shall, at Tenant's expense, keep the
                 ---------
Improvements, Fixtures, and other components of each Leased Property insured against the following risks:

                    (a) Loss or damage by fire with extended coverage (including windstorm and subsidence), vandalism and malicious mischief, sprinkler leakage and all other physical loss perils commonly covered by "All Risk" insurance in an amount not less than one hundred percent (100%) of the then full replacement cost thereof (as hereinafter defined). Such policy shall include an agreed amount endorsement if available at a reasonable cost. Such policy shall also include endorsements for contingent liability for operation of building laws, demolition costs, and increased cost of construction.

                    (b) Loss or damage by explosion of steam boilers, pressure vessels, or similar apparatus, now or hereafter installed on any Leased Property, in commercially reasonable amounts acceptable to Landlord.

                    (c) Loss of rent under a rental value or Business interruption insurance policy covering risk of loss during the first twelve (12) months of reconstruction necessitated by the occurrence of any hazards described in Sections 4.01(a) or 4.01(b), above, and which causes an abatement of Rent as provided in Article X hereof, in an amount sufficient to prevent Landlord or Tenant from becoming a co-insurer, containing endorsements for extended period of indemnity and premium adjustment, and written with an agreed amount clause, if the insurance provided for in this clause (c) is available.

                    (d) If the Land or any portion thereof related to a Leased Property is located in whole or in part within a designated flood plain area, loss or damage caused by flood in commercially reasonable amounts acceptable to Landlord.

                    (e) Loss or damage commonly covered by blanket crime insurance including employee dishonesty, loss of money orders or paper currency, depositor's forgery, and loss of property accepted by Tenant for safekeeping, in commercially reasonable amounts acceptable to Landlord.

                    (f) Workers' compensation insurance as required by statute in respect of any work or other operations on or about each Leased Property.

                    (g) Comprehensive liability insurance as to each Leased Property in amounts equal to the greater of (i) One Million Dollars ($1,000,000) for each occurrence and Two Million Dollars ($2,000,000) in the aggregate, or
                         (ii) the limits of liability generally required under the franchise agreements or other agreements pursuant to which Tenant operates the Businesses conducted on or about each Leased Property.

                    (h) Commercial comprehensive catastrophic liability insurance with limits of liability of not less than the greater of (i) Five Million ($5,000,000) and (ii) the limits of liability generally required under the franchise agreements or other agreements pursuant to which Tenant operates the Businesses conducted on or about each Leased Property.

                    (i) upon Landlord's request, earthquake insurance in an amount not less than the full insurable value of each Leased Property.

                    (j) During the period when any addition, alteration, construction, installation or demolition is being made or performed to any part of the Leased Property, contingent liability, public liability, completed value, builder's risk (non-reporting form) workers' compensation and other insurance as is deemed prudent by Landlord.

          4.02      Insurance Limits. Deductible provisions for the insurance
                    ----------------
required under Section 4.01(a) shall not exceed Twenty-Five Thousand Dollars ($25,000) per location per occurrence and One Hundred Thousand Dollars ($100,000) aggregate per occurrence; under clause(d), Twenty-Five Thousand Dollars ($25,000) per occurrence, except that if federal flood insurance is available then such deductible shall not be greater than the lowest deductible available with respect to such federal flood insurance; under clause (g), Twenty-Five Thousand Dollars ($25,000) per occurrence; under clause (h), Twenty-Five Thousand Dollars ($25,000) per occurrence; and under clause (j), Twenty-Five Thousand Dollars ($25,000) per occurrence.

          4.03      Insurance Requirements. The following provisions shall apply
                    ----------------------
to all insurance coverages required hereunder:

                    (a) The carriers of all policies shall have a Best's Rating of "A-" or better and a Best's Financial Category of XII or larger and shall be authorized to do insurance business in the jurisdiction in which the Leased Property is located.

                    (b) Tenant shall be the "named insured" and Landlord and any mortgagee of Landlord shall be an "additional named insured" on each policy.

                    (c) Tenant shall deliver to Landlord certificates or policies showing the required coverages and endorsements. Each policy or certificate of insurance shall provide that such policy or certificate (i) may not be canceled, (ii) may not lapse for failure to renew, and (iii) no material change or reduction in coverage may be made, without at least thirty (30) days' prior written notice to Landlord.

                    (d) The policies shall contain a severability of interest and/or cross-liability endorsement, provide that the acts or omissions of Tenant will not invalidate Landlord's coverage, and provide that Landlord shall not be responsible for payment of premiums.

                    (e) All loss adjustment shall require the written consent of Landlord and Tenant, as their interests may appear.

                    (f) At least (30) thirty days prior to the expiration of each policy, Tenant shall deliver to Landlord a certificate showing renewal of such policy and payment of the annual premium therefor.

          Landlord shall have the right to review the insurance coverages required hereunder with Tenant from time to time, to obtain the input of third party professional insurance advisors (at Landlord's expense) with respect to such insurance coverages, and to consult with Tenant in Tenant's annual review and renewal of such insurance coverages. All insurance coverages hereunder shall be in such form, substance and amounts as are customary or standard in Tenant's industry, but at a minimum shall comply with the requirements set forth herein.

          4.04      Replacement Cost. The term "full replacement cost" means the
                    ----------------
actual replacement cost of the Improvements from time to time including increased cost of construction, with no reductions or deductions. Tenant shall, not later than thirty (30) days after the anniversary of each policy of insurance, increase the amount of the replacement cost endorsement for the Improvements to the extent necessary to reflect increased costs of construction. If Tenant makes any Permitted Alterations (as hereinafter defined) to any Leased Property, Landlord may have such full replacement cost redetermined at any time after such Permitted Alterations are made, regardless of when the full replacement cost was last determined.

          4.05      Blanket Policy. Tenant may carry the insurance required by
                    --------------
this Article under a blanket policy of insurance, provided that the coverage afforded Tenant will not be reduced or diminished or otherwise be different from that which would exist under a separate policy meeting all of the requirements of this Lease and the Landlord approves the form of the policy.

          4.06      No Separate Insurance. Tenant shall not take out separate
                    ---------------------
insurance concurrent in form or contributing in the event of loss with that required in this Article, or increase the amounts of any then existing insurance by securing an additional policy or additional policies, unless all parties having an insurable interest in the subject matter of the insurance, including Landlord and any mortgagees, are included therein as additional named insureds or loss payees, the loss is payable under said insurance in the same manner as losses are payable under this Lease, and such additional insurance is not prohibited by the existing policies of insurance required pursuant to this Article. Tenant shall immediately notify Landlord of the taking out of such separate insurance or the increasing of any of the amounts of the existing insurance by securing an additional policy or additional policies. The term "mortgages" as used in this Lease includes, but is not limited to, Deeds of Trust and the term "mortgagees" includes, but is not limited to, trustees and beneficiaries under a Deed of Trust.

          4.07  Waiver of Subrogation. Each party hereto hereby waives any and
                ---------------------
every claim which arises or may arise in its favor and against the other party hereto during the Term or any Extension Term or renewal thereof, for any and all loss of, or damage to, any of its property located within or upon, or constituting a part of, any Leased Property, which loss or damage is covered by valid and collectible insurance policies, to the extent that such loss or damage is recoverable in full under such policies. Said mutual waiver shall be in addition to, and not in limitation or derogation of, any other waiver or release contained in this Lease with respect to any loss or damage to property of the parties hereto. Inasmuch as the said waivers will preclude the assignment of any aforesaid claim by way of subrogation (or otherwise) to an insurance company (or any other person), each party hereto agrees immediately to give each insurance company which has issued to it policies of insurance, written notice of the terms of said mutual waivers, and to have such insurance policies properly endorsed, if necessary, to prevent the invalidation of said insurance coverage by reason of said waivers, so long as such endorsement is available at a reasonable cost.

          4.08  Mortgages. The following provisions shall apply if Landlord now
                ---------
or hereafter places a mortgage on any Leased Property or any part thereof: (a) Tenant shall obtain a standard form of mortgage clause insuring the interest of the mortgagee; (b) Tenant shall deliver evidence of insurance to such mortgagee;
(c) loss adjustment shall require the consent of the mortgagee but such consent shall not be unreasonably withheld and may not include any requirement that the funds be paid to mortgagee in lieu of reconstruction; and (d) Tenant shall obtain such other coverages and provide such other information and documents as may be reasonably required by the mortgagee.

          4.09  Other Insurance Requirements. Notwithstanding anything in this
                ----------------------------
Lease to the contrary and not by way of limitation, in addition to the types and amounts of insurance required to be carried by Tenant herein, Tenant covenants to insure and continue in effect such types and amounts of insurance as the Tenant shall be required to carry pursuant to any contract, agreement, instrument, statute, law, rule or regulation relating to the use of the Leased Property and the operations of any Business or other activities thereon, including noncancellable written notice to mortgagee.


                                   ARTICLE V
                       INDEMNITY; SUBSTANCES OF CONCERN

          5.01  Tenant's Indemnification. Subject to Section 4.07, Tenant hereby
                ------------------------
agrees to indemnify and hold harmless Landlord, its agents, and employees from and against any and all demands, claims, causes of action, fines, penalties, damages (including punitive and consequential damages), losses, liabilities (including strict liability), judgments, costs and expenses (including, without limitation, attorneys' fees, court costs, and the costs set forth in Section 9.06) (the "Claims") incurred in connection with or arising from: (a) the use, condition, operation or occupancy of the Leased Properties; (b) any activity, work, or thing done, or permitted or suffered by Tenant in, on or about the Leased Properties; (c) any acts, omissions, or negligence of Tenant or any person claiming under Tenant, or the contractors, agents, employees, invitees, or visitors of Tenant or any such person; (d) any breach, violation, or nonperformance by Tenant or any person claiming under Tenant or the employees, agents, contractors, invitees, or visitors of Tenant or of any such person, of any term, representation, warranty, covenant, or provision of this Lease or any law, ordinance, or governmental requirement of any kind; (e) any injury or damage to the person, property or Business of Tenant, its employees, agents, contractors, invitees, visitors, or any other person entering upon any Leased Property; (f) any accident, injury to or death of persons or loss or damage to any item of property occurring on or about any Leased Property; (g) any Environmental Law or any pollution or other threat to human health or the environment at, arising out of or relating to any Leased Property as set forth in Section 5.05, and (h) any brokers' or agents' fees and commissions. If any action or proceeding is brought against Landlord, its employees, or agents by reason of any such demand, claim, or cause of action, Tenant, upon notice from Landlord, will defend the same at Tenant's expense with counsel reasonably satisfactory to Landlord. In the event Landlord reasonably determines that its interests and the interests of Tenant in any such action or proceeding are not substantially the same and that Tenant's counsel cannot adequately represent the interests of Landlord therein, Landlord shall have the right to hire separate counsel in any such action or proceeding and the reasonable costs thereof shall be paid for by Tenant. Tenant's indemnification obligations with respect to a Claim shall survive the expiration or earlier termination of this Lease until the later of (i) two (2) years from the date hereof, or (ii) the expiration of the period ninety (90) days after the date on which Landlord has actual knowledge of the existence of such Claim, provided, however, that Tenant's indemnification obligations shall survive the expiration or earlier termination of this Lease until ninety (90) days after the expiration of the applicable statute of limitations for Claims incurred in connection with, arising out of, or related to (i) Section 5.01(g) or (ii) the failure to pay, as provided for in this Agreement, any Imposition.

          5.02  Substances of Concern.
                ---------------------

                (a)  For purposes of this Section 5:

                     (i) "Substances of Concern" means, without limitation, chemicals, pollutants, contaminants, wastes, toxic substances, radioactive materials or genetically modified organisms, which are, have been or become regulated by any federal, state or local government authority including, without limitation, (1) petroleum or any fraction thereof, (2) asbestos, (3) any substance or material defined as a "hazardous substance" pursuant to (S) 101 of the Comprehensive Environmental Response Compensation and Liability Act (42

                          U.S.C. (S) 9601), or (4) any substance or material defined as a "hazardous chemical" pursuant to the federal Hazard Communication Standard (29 C.F.R. (S) 1910.1200).

                     (ii) "Environmental Laws" means all federal, state, local, and foreign laws and regulations relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, ground water, wetlands, land surface, subsurface strata, and indoor and outdoor workplace), including, without limitation, (1) laws and regulations relating to emissions, discharges, releases, or threatened releases of Substances of Concern, and (2) common law principles of tort liability.

                (b) Tenant shall not, either with or without negligence, injure, overload, deface, damage or otherwise harm any Leased Property or any part or component thereof; commit any nuisance; permit the emission of any Substances of Concern; allow the release or other escape of any biologically or chemically active substances or materials or other Substances of Concern so as to impregnate, impair or in any manner affect, even temporarily, any element or part of any Leased Property or neighboring property, or allow the storage or use of such substances or materials in any manner not sanctioned by law and by reasonable standards prevailing in the automobile retail and related industries for the storage and use of such substances or materials; nor shall Tenant permit the occurrence of objectionable noise or odors; or make, allow or suffer any waste whatsoever to any Leased Property. Landlord may inspect each Leased Property from time to time, and Tenant will cooperate with such inspections.

                (c) Notwithstanding the foregoing, Tenant anticipates using, storing and disposing of certain Substances of Concern in connection with operation of its Business. Such Substances of Concern include, but are not limited to, the following: motor oil, waste motor oil and filters, transmission fluid, antifreeze, refrigerants, waste paint and lacquer thinner, batteries, solvents, lubricants, degreasing agents, gasoline and diesel fuels. Tenant shall ascertain and comply fully with all applicable Environmental Laws and environmental standards and requirements set by federal, state or local laws, rules, regulations or governmental directives related to the Leased Properties or Tenant's use or occupancy of the Leased Property ("Environmental Standards"), including but not limited to any laws or standards (a) regulating the use, storage, generation or disposal of Substances of

                     Concern, (b) regulating the monitoring or use of any underground or aboveground storage tanks at the Leased Properties, or (c) establishing any permitting, notification or reporting requirements. As promptly as practicable after the Commencement Date (but in no event later than 120 days thereafter), Tenant shall establish and implement a program of compliance with all applicable Environmental Laws and Environmental Standards ("Environmental Compliance Program"). Tenant shall update such Environmental Compliance Program every three (3) years during the Term. Tenant shall submit its Environmental Compliance Program and each update thereto to Landlord; provided, however, such submittal shall not relieve Tenant of its obligations pursuant to this Section 5. Tenant's Environmental Compliance Program shall include a program for monitoring Tenant's compliance with Environmental Laws and Environmental Standards and a plan for correcting immediately any incident of noncompliance. Tenant shall comply with its Environmental Compliance Program.

                (d) In the event of any noncompliance with any Environmental Laws or Environmental Standards or any spill, release or discharge of Substances of Concern in a reportable quantity under federal, state or local law, Tenant shall:

                     (i) give Landlord immediate notice of the incident by telephone or facsimile, providing as much detail as possible. Such notice shall be provided to Landlord's National Dealership Real Estate Manager or to such other person as Landlord shall designate in accordance with Section 16.01 below;

                     (ii)  as soon as possible, but no later than seventy-two
                           (72) hours, after discovery of an incident of noncompliance, submit a written report to Landlord, identifying the source or case of the noncompliance or spill, release or discharge (including the names and quantities of any Substances of Concern involved) and the method or action required to correct the problem; and

                     (iii) cooperate with Landlord or its designated agents or
                           contractors with respect to the investigation and correction of such problem.

                Tenant shall also be solely responsible for providing any notice to any federal, state or local governmental authority required by applicable laws and regulations as a result of such incident.

          5.03  Audits. Landlord shall have the right to conduct, at its
                ------
expense, periodic audits of Tenant's compliance with the Environmental Compliance Program and management of Substances of Concern at the Leased Properties and/or periodic tests of air, soil, surface water or groundwater at or near the Leased Properties. Landlord shall not be obligated to provide Tenant with the results of any audit or tests unless such results are the basis for a claim by Landlord that Tenant has breached its obligations under this Lease or a demand by Landlord that Tenant modify its Environmental Compliance Program or operations or remediate or remove a spill, release or discharge of Substances of Concern in accordance with Section 5.06 below. Tenant agrees promptly to modify its Environmental Compliance Program or the conduct of its operations in accordance with Landlord's reasonable recommendations directed at improvement of Tenant's handling, use and disposal of Substances of Concern in, on or from any Leased Property. If, as a result of an environmental audit performed by Landlord with respect to any Leased Property, Landlord reasonably determines in its judgment that alterations or improvements of equipment or buildings located on the Leased Property are necessary, Tenant shall perform such alterations or improvements as are reasonable under the circumstances and pay all costs and expenses relating thereto. If Tenant shall fail to pay any such costs or expenses, Tenant shall deposit with Landlord the full amount necessary to pay such costs in full within ten (10) days of Landlord's demand. Nothing contained herein shall be construed to obligate or require Landlord to perform any audits, tests, inquiry or investigation. Should Landlord elect or be required to disclose to Tenant the results of any audit or tests, Landlord shall not be liable in any way for the truth or accuracy of such information.

          5.04  Landlord's Option Re: Compliance.  If Tenant, after notice from
                --------------------------------
Landlord, fails to comply with or perform any of its obligations pursuant to this Section 5, including, but not limited to, obligations to clean up spills, releases or discharges, Landlord may, but shall not be obligated to, perform such obligations and Tenant shall pay Landlord within ten (10) days of demand Landlord's costs therefor, including any overhead and administrative costs.

          5.05  Environmental Indemnification.  Tenant shall indemnify and hold
                -----------------------------
harmless Landlord from and against all demands, claims, causes of action, fines, penalties, damages (including punitive and consequential damages), losses, liabilities (including strict liability), judgments, and expenses (including, without limitation, attorneys' fees, court costs, and the costs set forth in
Section 9.06) imposed upon or asserted against Tenant, Landlord or any Leased Property on account of any Environmental Law (irrespective of whether there has occurred any violation of any Environmental Law) relating to any Leased Property, including (a) response costs and costs of removal and remedial action incurred by the United States Government or any state or local governmental unit to any other person or entity, or damages from injury to or destruction or loss of natural resources, including the reasonable costs of assessing such injury, destruction or loss, incurred pursuant to any Environmental Law, (b) costs and expenses of abatement, investigation, removal, remediation, correction or cleanup, fines, damages, response costs or penalties which arise from the provisions of any Environmental Law, (c) liability for personal injury or property damage arising under any statutory or common-law tort theory, including damages assessed for the maintenance of a public or private nuisance or for carrying on of a dangerous activity, (d) liability by reason of a breach of an environmental representation or warranty by Tenant, and (e) failure of Tenant to complete in a timely manner alterations or improvements of equipment or buildings located on the Leased Property deemed necessary or advisable by Landlord pursuant to
Section 5.03 in a manner acceptable to Landlord.

          5.06  Tenant's Cleanup Obligation.  If any spill, release or discharge
                ---------------------------
of Substances of Concern occurs on, at or from the Leased Properties during the Term, Tenant shall promptly take all actions, at its sole expense, as are necessary to remove or remediate such spill, release or discharge and to return the Leased Property to the condition existing prior to the introduction of any such Substances of Concern to the Leased Property, provided that Landlord's approval of such action shall first be obtained, which approval shall not be unreasonably withheld so long as such actions would not potentially have any material adverse effect on the Leased Property.

          5.07  Existing Environmental Conditions.  Tenant acknowledges that it
                ---------------------------------
has had the opportunity to review the Environmental Reports attached hereto as
Exhibit 5.07. Tenant hereby represents that it has reviewed and is aware of the matters disclosed in the Environmental Reports.

                As a material consideration for Landlord's willingness to enter into this Lease, Tenant, for itself and its Affiliates, and each of their shareholders, directors, officers, employees, agents, contractors, representatives, insurers, successors and assigns hereby waives and releases Landlord and its Affiliates and each of their shareholders, directors, officers, employees, representatives, agents, contractors, representatives, insurers, successors and assigns from any and all claims, demands, liabilities, costs, expenses, causes of action and rights of action whatsoever, past, present or future, known or unknown, suspected or unsuspected, which arise out of or relate in any way to the violation of Environmental Laws or the use, storage, treatment, disposal, presence, spill, release, or discharge of Substances of Concern at, on or from the Leased Properties before the Commencement Date (collectively, the "Released Claims").

                In the event that Landlord is ordered by a governmental agency, or determines that it is in its best interest, to remedy any violation of Environmental Laws or to remove or remediate any Substances of Concern present on, under or about the Leased Properties on the Commencement Date, or spilled, released or discharged on, at or from the Leased Properties before the Commencement Date, Tenant shall immediately upon notice from Landlord take all actions, at Tenant's sole expense, to promptly complete such removal or remediation.

          5.08  Survival of Tenant's Obligations. Tenant's obligations under
                --------------------------------
this Section 5 shall survive the expiration or earlier termination of this Lease. During any period of time employed by Tenant after the termination of this Lease to complete the removal from the Leased Property of any Substances of Concern, if the premises are not rentable for uses contemplated under this Lease, Tenant shall continue to pay the full amount of Rent due under this Lease, which Rent shall be prorated daily for the final month of such period of time.


                                  ARTICLE VI

                        USE AND ACCEPTANCE OF PREMISES

          6.01  Use of Leased Properties. For so long as this Lease is in effect
                ------------------------
(including following any sublease or assignment thereof), Tenant shall use and occupy each Leased Property exclusively for the purpose of conducting the Business or for any other legal purpose for which such Leased Property is being used as of the Commencement Date, and for no other purpose without the prior written consent of Landlord. Tenant shall obtain and maintain all approvals, licenses, and consents needed to use and operate the Leased Properties for such purposes. Tenant shall promptly deliver to Landlord complete copies of surveys, examinations, certification and licensure inspections, compliance certificates, and other similar reports issued to Tenant by any governmental agency.

          6.02  Acceptance of Leased Properties. Except as otherwise
                -------------------------------
specifically provided in this Lease, Tenant acknowledges (i) Tenant and its agents have had an opportunity to inspect each Leased Property; (ii) Tenant has found each Leased Property fit for Tenant's use; (iii) delivery of each Leased Property to Tenant is in an "as-is" condition; (iv) Landlord is not obligated to make any improvements or repairs to any Leased Property; and (v) the roof, walls, foundation, heating, ventilating, air conditioning, telephone, sewer, electrical, mechanical, utility, plumbing, and other portions of each Leased Property are in good working order. Tenant waives any claim or action against Landlord with respect to the condition of any Leased Property. LANDLORD MAKES NO WARRANTY OR REPRESENTATION, EXPRESS OR IMPLIED, IN RESPECT OF THE LEASED PROPERTIES OR ANY PART THEREOF, EITHER AS TO ITS FITNESS FOR USE, DESIGN OR CONDITION OR ANY PARTICULAR USE OR PURPOSE OR OTHERWISE, AS TO QUALITY OR THE MATERIAL OR WORKMANSHIP THEREIN, LATENT OR PATENT, IT BEING AGREED THAT ALL SUCH RISKS ARE TO BE BORNE BY TENANT.

          6.03  Conditions of Use and Occupancy.  Tenant agrees that during the
                -------------------------------
Term it shall use and keep each Leased Property in a careful, safe and proper manner; not commit or suffer waste thereon; not use or occupy any Leased Property for any unlawful purposes; not use or occupy any Leased Property or permit the same to be used or occupied, for any purpose or business deemed extra hazardous on account of fire or otherwise; keep each Leased Property in such repair and condition as may be required by the local board of health, or other city, state or federal authorities, free of all cost to Landlord; not permit any acts to be done which will cause the cancellation, invalidation, or suspension of any insurance policy; and permit Landlord and its agents to enter upon each Leased Property at all reasonable times after notice to Tenant to examine the condition thereof. In addition, at any time and from time to time upon not less than fifteen (15) days prior written notice, Tenant shall permit Landlord and any mortgagee or lender and their authorized representatives, to inspect the Leased Properties during normal Business hours, provided that such inspections shall not unreasonably interfere with Business of Tenant.

          6.04  Financial Statements and Other Information. Tenant shall provide
                ------------------------------------------
Landlord and any mortgagee or lender regularly (or more often as may be reasonably requested by Landlord in writing), the following financial information: (a) as to each Leased Property within thirty (30) days after each fiscal quarter during the Term or any Extension Term, as the case may be, (except the fourth quarter), Tenant-prepared financial statements prepared in accordance with generally accepted accounting principles ("GAAP") consistently applied; and
(b) as to each Leased Property and itself, Tenant shall use its best efforts to provide Landlord within ninety (90) days after the end of each fiscal year of Tenant during the Term or any Extension Term, as the case may be, and in no event later than one hundred and twenty (120) days after the end of each fiscal year of Tenant during the Term or any Extension Term, as the case may be, financial statements, audited, reviewed or compiled by a certified public accountant (the "Annual Financial Statements"). Tenant shall also deliver to Landlord such additional financial information as Landlord may reasonably request, provided the same is of a type normally maintained by Tenant or can be obtained without undue cost or burden on Tenant's personnel and does not constitute information which Tenant reasonably determines to be proprietary or confidential. Additionally, upon Landlord's request, Tenant shall provide Landlord with copies of Tenant's annual capital expenditure budgets for each Leased Property and any reports generated by Tenant regarding maintenance and repairs of each Leased Property.



                                  ARTICLE VII
              REPAIRS, COMPLIANCE WITH LAWS, AND MECHANICS' LIENS

          7.01  Maintenance.  Tenant shall maintain each Leased Property in good
                -----------
order, repair and appearance, and repair each Leased Property, including without limitation, all interior and exterior, structural and nonstructural repairs and replacements to the roof, foundations, exterior walls, building systems, HVAC systems, parking areas, sidewalks, water, sewer and gas connections, pipes, and mains. Tenant shall pay as Additional Rent the full cost of such maintenance, repairs, and replacements. Tenant shall maintain all drives, sidewalks, parking areas, and lawns on or about each Leased Property in a clean and orderly condition, free of accumulations of dirt, rubbish, snow and ice. Tenant shall permit Landlord to inspect each Leased Property at all reasonable times, and shall implement all reasonable suggestions of Landlord as to the maintenance and repair of each Leased Property.

          7.02  Compliance with Laws.  Tenant shall comply with all laws,
                --------------------
ordinances, orders, rules, regulations, and other governmental requirements relating to the use, condition, or occupancy of each Leased Property, whether now or hereafter enacted and in force including without limitation: (a) licensure requirements for operation of the Business; (b) requirements of any board of casualty insurance underwriters or insurance service office for any other similar body having jurisdiction over any Leased Property; (c) all zoning and building codes; and (d) Environmental Laws. At Landlord's request, from time to time, Tenant shall deliver to Landlord copies of certificates or permits evidencing compliance with such laws, including without limitation, copies of any applicable licenses, certificates of occupancy and building permits. Tenant shall provide Landlord with copies of any notice from any governmental authority alleging any non-compliance by Tenant or any Leased Property with any of the foregoing requirements and such evidence as Landlord may reasonably require of Tenant's remediation thereof. Tenant hereby agrees to defend, indemnify and hold Landlord, its agents, and employees from and against any and all demands, claims, causes of action, fines, penalties, damages (including punitive and consequential damages), losses, liabilities (including strict liability), judgments, costs and expenses (including, without limitation, attorneys' fees, court costs, and the costs set forth in Section 9.06) resulting from any failure by Tenant to comply with any laws, ordinances, rules, regulations, and other governmental requirements.

          7.03  Required Alterations.  Tenant shall, at Tenant's sole cost and
                --------------------
expense, make any additions, changes, improvements or alterations to each Leased Property, including structural alterations, which may be required by any governmental authorities, including those required to continue to satisfy any licensure requirements related to the operation of the Business, whether such changes are required by Tenant's use, changes in the law, ordinances, or governmental regulations, defects existing as of the date of this Lease, or any other cause whatsoever. Tenant shall provide thirty (30) days prior written notice to Landlord of any changes to a Leased Property pursuant to this Section
7.03 which involve changes to the structural integrity thereof or materially affect the operational capabilities thereof. All such additions, changes, improvements or alterations shall be deemed to be a Tenant Improvement and shall comply with all laws relating to such alterations and with the provisions of
Section 8.01.

          7.04  Mechanics' Liens.  Tenant shall have no authority to permit or
                ----------------
create a lien against Landlord's interest in any Leased Property, and Tenant shall post notices or file such documents as may be required to protect Landlord's interest in each Leased Property against liens. Tenant hereby agrees to defend, indemnify, and hold Landlord harmless from and against any mechanics' liens against any Leased Property by reason of work, labor services or materials supplied or claimed to have been supplied on or to such Leased Property. Tenant shall immediately remove, bond-off, or otherwise obtain the release of any mechanics' lien filed against any Leased Property. Tenant shall pay all expenses in connection therewith, including without limitation, damages, interest, court costs and reasonable attorneys' fees.

          7.05  Replacements of Fixtures.  Tenant shall not remove Fixtures from
                ------------------------
any Leased Property except to replace such Fixtures with other items used for similar or analogous purposes, which replacement items are of equal or greater quality and value. Items being replaced by Tenant may be removed and shall become the property of Tenant and items replacing the same shall be and remain the property of Landlord. Tenant shall execute, upon written request from Landlord, any and all documents necessary to evidence Landlord's ownership of the Fixtures and replacements therefor. Tenant may not finance replacements by security agreement or equipment lease unless: (a) Landlord has consented to the terms and conditions of the equipment lease or security agreement; (b) the equipment lessor or lender has entered into a non-disturbance agreement with Landlord upon terms and conditions acceptable to Landlord, including without limitation (i) Landlord shall have the right (but not the obligation) to assume such security agreement or equipment lease upon the occurrence of an Event of Default by Tenant hereunder; (ii) the equipment lessor or lender shall promptly notify Landlord of any default by Tenant under the equipment lease or security agreement and give Landlord a reasonable opportunity to cure such default; and
(iii) Landlord shall have the right to
assign its rights under the equipment lease, security agreement, or non-disturbance agreement; (c) the equipment lessor or lender shall subordinate its security interest to the security interest of any of Landlord's lessors, mortgagors or lenders, whether now created or hereafter existing, and (d) Tenant shall, within ten (10) days after receipt of an invoice from Landlord, reimburse Landlord for all costs and expenses incurred in reviewing and approving the equipment lease, security agreement, and non-disturbance agreement, including without limitation, reasonable attorneys' fees and costs.

          7.06  Encroachments; Restrictions.  If any of the Improvements shall,
                ---------------------------
at any time, encroach upon any property, street or right-of-way adjacent to a Leased Property, or shall violate the agreements or conditions contained in any restrictive covenant or other agreement affecting a Leased Property, other than one which is created or consented to by Landlord without Tenant's consent, or shall impair the rights of others under an easement or right-of-way to which a Leased Property is subject, other than one which is created or consented to by Landlord without Tenant's consent, then promptly upon the request of Landlord or at the request of any person affected by any such encroachment, violation or impairment, Tenant shall, at its expense, subject to its right to contest the existence of any encroachment, violation or impairment and in such case, in the event of an adverse final determination, either (a) obtain valid and effective waivers or settlements of all claims, liabilities and damages resulting from each such encroachment, violation or impairment, whether the same shall affect Landlord or Tenant or (b) make such changes in the Improvements and take such other actions as shall be necessary to remove such encroachment and to end such violation or impairment, including, if necessary, the alteration of improvements. Any such alteration shall be made in conformity with the requirements of Article VIII.


                                 ARTICLE VIII
                   ALTERATIONS AND SIGNS; TENANT'S PROPERTY;
                  CAPITAL ADDITIONS TO THE LEASED PROPERTIES

          8.01  Tenant's Right to Construct.  As to each Leased Property, during
                ---------------------------
the Term of this Lease or any Extension Term, as the case may be, so long as no Event of Default shall have occurred and be continuing as to such Leased Property, Tenant may make Capital Additions (as defined herein), or other alterations, additions, changes and/or improvements to such Leased Property as deemed necessary or useful to operate such Leased Property for Tenant's Business (individually, a "Tenant Improvement," or collectively, the "Tenant Improvements"). "Capital Additions" shall mean the construction of one or more new buildings or one or more additional structures annexed to any portion of any of the Improvements on a Leased Property, which are constructed on any parcel or portion of the Land comprising a Leased Property, including the construction of a new floor, or the repair, replacement, restoration, remodeling or rebuilding of the Improvements or any portion thereof on a Leased Property which are not normal, ordinary or recurring to maintain such Leased Property. Except as otherwise agreed to by Landlord herein or otherwise in writing, any such Tenant Improvement or Capital Addition shall be made at Tenant's sole expense and shall become the property of Landlord upon termination of this Lease.
Unless made on an emergency basis to prevent injury to person or property, as to each Leased Property,

Tenant must obtain Landlord's prior written approval, such approval not to be unreasonably withheld or delayed, for any Capital Addition or for any Tenant Improvement which is not a Capital Addition and which has a cost of more than One Hundred Thousand Dollars ($100,000) or a cost which, when aggregated with the costs of all such Tenant Improvements on such Leased Property in a given Lease Year, would cause the total costs of all such Tenant Improvements on such Leased Property to exceed Two Hundred Fifty Thousand Dollars ($250,000). Additionally, in connection with any Tenant Improvement, including any Capital Addition, Tenant shall provide Landlord with copies of any plans and specification therefor, Tenant's budget relating thereto, any required governmental permits or approvals, any construction contracts or agreements relating thereto, and any other information relating to such Tenant Improvement as Landlord shall reasonably request.

          8.02  Scope of Right.  Subject to Section 8.01 herein and Section 7.03
                --------------
concerning required alterations, at Tenant's cost and expense, Tenant shall have the right to:

                (a) seek any governmental approvals, including building permits, licenses, conditional use permits and any certificates of need that Tenant requires to construct any Tenant Improvement;

                (b) erect upon each Leased Property such Tenant Improvements as Tenant deems desirable;

                (c) make additions, alterations, changes and improvements in any Tenant Improvement so erected; and

                (d) engage in any other lawful activities that Tenant determines are necessary or desirable for the development of each Leased Property in accordance with the Tenant's Business;

provided, however, Tenant shall not make any Tenant Improvement which would, in Landlord's reasonable judgment, impair the value of the Leased Property or the Tenant's Business without Landlord's prior written consent and provided, further that Tenant shall not be permitted to create a mortgage, lien or any other encumbrance on any Leased Property without Landlord's prior written consent.

          8.03  Cooperation of Landlord.  Landlord shall cooperate with Tenant
                -----------------------
and take such actions, including the execution and delivery to Tenant of any applications or other documents, reasonably requested by Tenant in order to obtain any governmental permits, licenses or approvals sought by Tenant to construct any Tenant Improvement within fifteen (15) business days following the later of: (a) the date Landlord receives Tenant's request or (b) the date of delivery of any such application or document to Landlord; provided, the taking of such action by Landlord, including the execution of said applications or documents, shall be without cost to Landlord (or if there is a cost to Landlord, such cost shall be reimbursed by Tenant), shall not cause Landlord to be in violation of any law, ordinance or regulation, and shall not be deemed a waiver by Landlord of any of its rights or of any of Tenant's obligations, including but not limited to indemnification.

          8.04  Commencement of Construction.  Tenant agrees that:
                ----------------------------

                (a) Tenant shall diligently seek all governmental approvals relating to the construction of any Tenant Improvement;

                (b) Once Tenant begins the construction of any Tenant Improvement, Tenant shall diligently oversee any such construction to completion in accordance with applicable insurance requirements and the laws, rules and regulations of all governmental bodies or agencies having jurisdiction over the subject Leased Property;

                (c) Landlord shall have the right at any time and from time to time to post and maintain upon each Leased Property such notices as may be necessary to protect Landlord's interest from mechanics' liens, materialmen's liens or liens of a similar nature;

                (d) Tenant shall not suffer or permit any mechanics' liens or any other claims or demands arising from the work of construction of any Tenant Improvement to be enforced against any Leased Property or any part thereof, and Tenant agrees to hold Landlord, its agents and employees and said Leased Property free and harmless from all demands, claims, causes of action, fines, penalties, damages (including punitive and consequential damages), losses, liabilities (including strict liability), judgments, costs and expenses (including, without limitation, attorneys' fees, court costs, and the costs set forth in Section 9.06) incurred in connection with or arising therefrom;

                (e) All work shall be performed in a satisfactory and workmanlike manner consistent with standards in the industry; and

                (f) Subject to Section 8.08 in the case of Capital Additions, Tenant shall not secure any construction or other financing for the Tenant Improvements which is secured by a portion of any Leased Property without Landlord's prior written consent, and any such financing (i) shall not exceed the cost of the Tenant Improvements, (ii) shall be subordinate to any mortgage or encumbrance now existing or hereinafter created with respect to such Leased Property, and (iii) shall be limited solely to Tenant's interest in the subject Leased Property.

          8.05  Rights in Tenant Improvements.  Notwithstanding anything to the
                ------------------------------
contrary in this Lease, all Tenant Improvements existing on the Leased Property or constructed upon each Leased Property pursuant to Section 8.01, any and all subsequent additions thereto and alterations and replacements thereof shall be the sole and absolute property of Tenant during the Term and any Extension Term, as the case may be, of this Lease (in respect of such Leased Property). Upon the expiration or early termination of this Lease in respect of a Leased Property, all such Tenant Improvements located thereon shall become the property of Landlord. Without limiting the generality of the foregoing, prior to the expiration or early termination of this Lease in respect of a Leased Property, Tenant shall be entitled to all federal and state income tax benefits associated with all Tenant Improvements located on such Leased Property.

          8.06  Personal Property.  Tenant shall install, place, and use on each
                -----------------
Leased Property such fixtures, furniture, equipment, inventory and other personal property in addition to the Fixtures as may be required or as Tenant may, from time to time, deem necessary or useful to operate such Leased Property in the operation of the Business.

          8.07  Requirements for the Tenant's Personal Property.  Tenant shall
                -----------------------------------------------
comply with all of the following requirements in connection with the Tenant's Personal Property:

                (a)  RESERVED.

                (b) The Tenant's Personal Property shall be installed in a good and workmanlike manner, in compliance with all governmental laws, ordinances, rules, and regulations and all insurance requirements, and be installed free and clear of any mechanics' liens.

                (c) Tenant shall, at Tenant's sole cost and expense, maintain, repair, and replace the Tenant's Personal Property.

                (d) Tenant shall, at Tenant's sole cost and expense, keep the Tenant's Personal Property insured against loss or damage by fire, vandalism and malicious mischief, sprinkler leakage, and other physical loss perils commonly covered by fire and extended coverage, boiler and machinery, and difference in conditions insurance (which insurance shall meet the requirements of Section 4.03 hereof) in an amount not less than the full replacement cost thereof or such other amount as appears on a schedule submitted by Tenant to Landlord, which schedule shall be subject to Landlord's approval, and Tenant shall use the proceeds from any such policy for the repair and replacement of such items of Tenant's Personal Property; provided, however, that if Landlord fails to object to the schedule so submitted by Tenant within five (5) business days of Landlord's receipt of such schedule, Landlord's approval of such schedule shall be deemed given.

                (e) Tenant shall pay all Impositions and other taxes applicable to Tenant's Personal Property.

                (f) If Tenant's Personal Property is damaged or destroyed by fire or otherwise, Tenant shall promptly repair or replace Tenant's Personal Property unless Tenant is entitled to and elects to terminate the Lease pursuant to Section 10.05.

                (g) As to each Leased Property, unless an Event of Default (or any event which, with the giving of notice or lapse of time, or both, would constitute an Event of Default) has occurred and remains uncured beyond any applicable grace period, Tenant may remove Tenant's Personal Property from such Leased Property from time to time provided that: (i) the items removed are not required or necessary to operate the Business on such Leased Property (unless such items are being replaced by Tenant) and (ii) Tenant promptly repairs any damage to such Leased Property resulting from the removal of Tenant's Personal Property.

                (h) As to each Leased Property, Tenant shall remove all of Tenant's Personal Property upon the termination or expiration of the Lease and shall promptly repair any damage to such Leased Property resulting from the removal thereof to the reasonable satisfaction of Landlord; provided, however, if Tenant fails to remove Tenant's Personal Property from such Leased Property within thirty
                     (30) days after the termination or expiration of this Lease with respect thereto, then Tenant shall be deemed to have abandoned such items of Tenant's Personal Property, all of which shall become the property of Landlord, and Landlord may remove, store and dispose of such property and Tenant shall have no claim or right against Landlord for such property or the value thereof regardless of the disposition thereof by Landlord. Tenant shall pay Landlord, upon demand, all expenses incurred by Landlord in removing, storing, and disposing of such items of Tenant's Personal Property and repairing any damage caused by such removal. Tenant's obligations hereunder shall survive the termination or expiration of this Lease as to such Leased Property.

                (i) Tenant shall perform its obligations under any equipment lease or security agreement for Tenant's Personal Property.

          8.08  Financings of Capital Additions to a Leased Property.  Landlord
                -----------------------------------------------------
may, but shall be under no obligation to, provide or arrange construction, permanent or other financing for any Capital Addition proposed to be made to a Leased Property by Tenant. Any financing so provided by Landlord shall be made in accordance with, and subject to, a written Addendum to this Lease.


                                  ARTICLE IX
                             DEFAULTS AND REMEDIES

          9.01  Events of Default.  The occurrence of any one or more of the
                -----------------
following shall be an event of default ("Event of Default") hereunder:

                (a) Tenant fails to pay in full any installment of Rent, or any other monetary obligation payable by Tenant to Landlord hereunder, within ten (10) days after the due date thereof and after written notice thereof and an opportunity to cure within a ten (10) day period after such notice is given to Tenant by Landlord. In the event of Tenant's failure to make timely payment of such obligations two (2) times during any twelve (12) month period, each subsequent such failure within the twelve (12) months immediately following such second failure shall immediately constitute an Event of Default, and Landlord shall not be required to provide notice thereof, nor shall Tenant have any further opportunity to cure such failure;

                (b) Tenant fails to observe and perform any covenant (other than the covenant in respect of insurance set forth in
                     Article IV), condition or agreement hereunder to be performed by Tenant (except those described in Section 9.01(a) of this Lease) and such failure continues for a period of twenty (20) days after written notice thereof is given to Tenant by Landlord; or if, by reason of the nature of such default, the same cannot with due diligence be remedied within said twenty (20) days, such failure will not be deemed to continue if Tenant proceeds promptly and with due diligence to remedy the failure and diligently completes the remedy thereof; provided, however, said cure period will not extend beyond forty (40) days if the facts or circumstances giving rise to the default are creating a further harm to Landlord or the subject Leased Property and Landlord makes a good faith determination that Tenant is not undertaking remedial steps that Landlord would cause to be taken if this Lease were then to terminate;

                (c) If Tenant: (i) admits in writing its inability to pay its debts generally as they become due; (ii) files a petition in bankruptcy or a petition to take advantage of any insolvency act; (iii) makes an assignment for the benefit of its creditors; (iv) is unable to pay its debts as they mature; (v) consents to the appointment of a receiver of itself or of the whole or any substantial part of its property; or (vi) files a petition or answer seeking reorganization or arrangement under the federal bankruptcy laws or any other applicable law or statute of the United States of America or any state thereof;

                (d) If Tenant, on insolvency proceedings or on a petition in bankruptcy filed against it, is adjudicated as bankrupt or a court of competent jurisdiction enters an order or decree appointing, without the consent of Tenant, a receiver of Tenant of the whole or substantially all of its property, or approving a petition filed against it seeking reorganization or arrangement of Tenant under the federal bankruptcy laws or any other applicable law or statute of the United States of America or any state thereof, and such judgment, order or decree is not vacated, dismissed or set aside within sixty (60) days from the date of the entry thereof;

                (e) If the estate or interest of Tenant in a Leased Property or any part thereof is levied upon or attached in any proceeding and the same is not vacated or discharged within fifteen (15) days after commencement thereof (unless Tenant is contesting such lien or attachment in accordance with this Lease) or if such estate or interest of Tenant is assigned, conveyed or involuntarily transferred in violation of this Lease;

                (f) Any representation, warranty or covenant made by Tenant on behalf of itself or an Affiliate in this Lease or in any certificate, demand or request made pursuant hereto proves to be incorrect, in any material respect, as of the date of issuance or making thereof;

                (g) Conviction of Tenant or an Affiliate of a crime or offense constituting a felony in the jurisdiction in which committed or under federal law which conviction results in the termination of the franchise.

                (h) Termination or relinquishment of the franchise or license pursuant to which Tenant or an Affiliate conducts business on or from any Leased Property, provided that such event shall not constitute an Event of Default if (i) no other Event of Default enumerated in this Section 9.01 shall occur and be continuing, and (ii) at a date no later than twenty-four (24) months following such date of termination or relinquishment, Tenant or an Affiliate has entered into written new or amended franchises or licenses for operation of motor vehicle retail or motor vehicle related businesses at such Leased Property satisfactory to Landlord in its discretion applying commercially reasonable standards;

                (i) Default under any franchise or license pursuant to which Tenant or an Affiliate conducts business at a Leased Property, if in the Landlord's judgment such default in light of commercially reasonable standards and industry practice would have a Material Adverse Effect (as hereafter defined) on the Leased Property;

                (j) A final, non-appealable judgment or judgments for the payment of money not fully covered (excluding deductibles) by insurance is rendered against Tenant and the same remains undischarged, unvacated, unbonded, unappealed or unstayed for a period of thirty (30) consecutive days;

                (k) Tenant shall fail to observe the covenant in respect to insurance under Article IV provided Landlord shall have provided notice of such failure to Tenant and Tenant shall have failed to cure such failure within three (3) business days of such notice; or

                (l) Except after the effective date of a permitted assignment meeting the requirements of Article XIII, if Tenant is liquidated or dissolved, or begins proceedings toward liquidation or dissolution, or in any manner permits the sale or divestiture of substantially all of its assets.

          9.02  Remedies.  To the extent an Event of Default is applicable only
                --------
to a specific Leased Property or specific Leased Properties (in accordance with Section 9.01 above), the remedies set forth herein shall be exercisable solely with respect to such Leased Property or Leased Properties, and shall not be exercisable with respect to any other Leased Property. To the extent an Event of Default constitutes an Event of Default as to all of the Leased Properties (in accordance with Section 9.01 above), the remedies set forth herein shall be exercisable with respect to all of the Leased Properties. Subject to the foregoing provisions, Landlord may exercise any one or more of the following remedies upon the occurrence of an Event of Default:

                (a) Landlord may terminate this Lease, exclude Tenant from possession of the subject Leased Property and use reasonable efforts to lease the subject Leased Property to others. If this Lease is terminated pursuant to the provisions of this subparagraph (a) with respect to one or more, but less than all, of the Leased Properties identified on Schedule A hereto, Tenant will remain liable to Landlord for the Rent for all of the Leased Properties identified on Schedule A and other sums then due and for the balance of the Term as if the Lease had not been terminated with respect to the subject Leased Property, less the net proceeds, if any, of any re-letting of the subject Leased Property by Landlord subsequent to such termination, after deducting all Landlord's expenses in connection with such re-letting, including without limitation, the expenses set forth in Section 9.02(b)(ii) below. Notwithstanding the termination of this Lease with respect to a subject Leased Property, Tenant shall pay to Landlord all amounts due as Rent, and such other amounts then due, under this Lease on the days that such Rent and such other amounts become due and payable as required by this Lease.

                (b) Without demand or notice, Landlord may re-enter and take possession of the subject Leased Property or any part thereof; and repossess such Leased Property as of Landlord's former estate; and expel Tenant and those claiming through or under Tenant from such Leased Property; and, remove the effects of both or either, without being deemed guilty of any manner of trespass and without prejudice to any remedies for arrears of Rent or preceding breach of covenants or conditions. If Landlord elects to re-enter, as provided in this paragraph (b) or if Landlord takes possession of such Leased Property pursuant to legal proceedings or pursuant to any notice provided by law, Landlord may, from time to time, without terminating any portion of this Lease, re-let such Leased Property or any part of such Leased Property, either alone or in conjunction with other portions of the Improvements of which such Leased Property are a part, in Landlord's name but for the account of Tenant, for such term or terms (which may be greater or less than the period which would otherwise have constituted the balance of the Term of this Lease) and on such terms and conditions (which may include concessions of free rent, and the alteration and repair of such Leased Property) as Landlord, in its uncontrolled discretion, may determine. Landlord may collect and receive the Rents for such Leased Property. Landlord will not be responsible or liable for any failure to re-let such Leased Property, or any part of such Leased Property, or for any failure to collect any Rent due upon such re-letting. No such re-entry or taking possession of such Leased Property by Landlord will be construed as an election on Landlord's part to terminate this Lease unless a written notice of such intention is given to Tenant. No notice from Landlord under this Lease or under a forcible entry and detainer statute or similar law will constitute an election by Landlord to terminate this Lease unless such notice specifically says so. Landlord reserves the right following any such re-entry or re-letting, or both, to exercise its right to terminate this Lease by giving Tenant such written notice, and, in that event such Lease will terminate as specified in such notice.

                (c) If Landlord elects to take possession of a Leased Property according to subparagraph (b) of this Section 9.02 without terminating this Lease, Tenant will pay Landlord (A) the Rent and other sums which would be payable under this Lease with respect to such Leased Property if such repossession had not occurred, less (B) the net proceeds, if any, of any re-letting of such Leased Property after deducting all of Landlord's expenses incurred in connection with such re-letting, including without limitation, all repossession costs, brokerage commissions, legal expense, attorneys' fees, expense of employees, alteration, remodeling, repair costs, and expense of preparation for such re-letting. If, in connection with any re-letting, any resulting lease term for the subject Leased Property extends beyond the existing Term or Extension Term, as the case may be, or such Leased Property covered by such re-letting includes areas which are not part of such Leased Property, a fair apportionment of the Rent received from such re-letting and the expenses incurred in connection with such re-letting will be made in determining the net proceeds received from such re-letting. In addition, in determining the net proceeds from such re-letting, any rent concessions will be apportioned over the term of the new lease. Tenant will pay such amounts to Landlord monthly on the days on which the Rent and all other amounts owing under this Lease would have been payable if possession had not been retaken, and Landlord will be entitled to receive the rent and other amounts from Tenant on each such day. Notwithstanding anything herein to the contrary, Landlord, at its option, may collect and apply any Rent received from such re-letting in accordance herewith and in such case shall remit any balance thereof to Tenant. Landlord shall incur no liability or obligation to Tenant arising out of the collection or application of Rent by Landlord hereunder.

                (d) Landlord may re-enter the applicable Leased Property and have, repossess and enjoy such Leased Property as if this Lease had not been made, and in such event, Tenant and its successors and assigns shall remain liable for any contingent or unliquidated obligations or sums owing at the time of such repossession.

                (e) Landlord may take whatever action at law or in equity as may appear necessary or desirable to collect the Rent and other amounts payable hereunder with respect to the subject Leased Property then due and thereafter to become due, or to enforce performance and observance of any obligations, agreements or covenants of Tenant under this Lease.

          9.03  Right of Set-Off.  Landlord may, and is hereby authorized by
                -----------------
Tenant, at any time and from time to time, after advance notice to Tenant, to set-off and apply any and all sums held by Landlord in respect of a Leased Property, including all sums held in any escrow for Impositions, any indebtedness of Landlord to Tenant, and any claims by Tenant against Landlord, against any obligations of Tenant under this Lease in respect of such Leased Property and against any claims by Landlord against Tenant, whether or not Landlord has exercised any other remedies hereunder. Landlord shall set-off and apply such sums first, to delinquent real estate taxes, unless such taxes are being protested in good faith and no lien has attached to any Leased Property with respect thereto, second, to currently due and owing real estate taxes, and next, to other Tenant's obligations in the order which Landlord may determine. The rights of Landlord under this Section are in addition to any other rights and remedies Landlord may have against Tenant.

          9.04  Performance of Tenant's Covenants. Landlord may, without waiving
                ---------------------------------
or releasing any obligation of Tenant, and without waiving or releasing any obligation or default, perform any obligation of Tenant which Tenant has failed to perform within five (5) business days after Landlord has sent a written notice to Tenant informing it of its specific failure (provided no such notice shall be required if Landlord has previously notified Tenant of such failure under the provisions of Section 9.01). In the event Landlord deems, in its discretion, that Tenant's failure to perform such obligation has given rise to an emergency situation, Landlord may perform such obligation without waiving or releasing any obligation of Tenant, and without waiving or releasing any obligation or default; provided, however, that Landlord shall notify Tenant of such performance as soon as it is reasonably practicable to do so. Tenant shall reimburse Landlord on demand, as Additional Rent, for any expenditures thus incurred by Landlord and shall pay interest thereon at the New York Prime Rate.

          9.05  Late Charge.  Any payment not made by Tenant for more than five
                -----------
(5) business days after the due date shall be subject to a late charge payable by Tenant as Rent of four percent (4%) of the amount of such overdue payment. Notwithstanding the foregoing, in the event that Tenant's payment is not made more than five (5) business days after the due date more than two (2) times during any twelve (12) month period, any such subsequent overdue payments within the twelve (12) months immediately following such second failure shall be subject to a late charge payable by Tenant as Rent of seven percent (7%) of the amount of such overdue payment.

          9.06  Litigation; Attorneys' Fees.  Within ten (10) days after Tenant
                ----------------------------
has knowledge of any litigation or other proceeding related to or arising out of this Agreement or the Leased Property in which claims are asserted in an amount in excess of $50,000, that (1) may be instituted against Tenant, (2) may be instituted against any Leased Property to secure or recover possession thereof, or (3) may affect the title to or the interest of Landlord in any Leased Property, Tenant shall give written notice thereof to Landlord. In the event that Landlord determines that Tenant has failed to give adequate cooperation or information with respect to any such litigation, investigation, receivership, administrative, bankruptcy, insolvency or other similar proceeding, Landlord may, after notice to Tenant, undertake such investigation or proceeding and Tenant shall pay all reasonable costs and expenses (the "Costs") related thereto that are incurred by Landlord, whether or not

Landlord has received notice from Tenant of such investigation or proceeding, and whether or not an Event of Default has actually occurred or has been declared and thereafter cured, which Costs shall include, without limitation:
(a) the fees, expenses, and costs of any litigation, investigation, receivership, administrative, bankruptcy, insolvency or other similar proceeding; (b) reasonable attorney, paralegal, consulting and witness fees and disbursements; and (c) the expenses, including, without limitation, lodging, meals, and transportation, of Landlord and its employees, agents, attorneys, and witnesses in investigating or preparing for litigation, administrative, bankruptcy, insolvency or other similar proceedings and attendance at hearings, depositions, and trials in connection therewith. Within ten (10) days of Landlord's presentation of an invoice of Costs incurred by Landlord pursuant to the preceeding sentence or otherwise incurred by Landlord in enforcing or preserving Landlord's rights under this Lease, whether or not an Event of Default has actually occurred or has been declared and thereafter cured, Tenant shall pay all such Costs. All such Costs as incurred shall be deemed to be Additional Rent under this Lease.

          9.07  Remedies Cumulative.  The remedies of Landlord herein are
                -------------------
cumulative to and not in lieu of any other remedies available to Landlord at law or in equity. The use of, or failure to use, any one remedy shall not be taken to exclude or waive the right to use any other remedy.

          9.08  Escrows and Application of Payments.  As security for the
                -----------------------------------
performance of its obligations hereunder, Tenant hereby assigns to Landlord all its right, title and interest in and to all monies escrowed with Landlord under this Lease and all deposits with utility companies, taxing authorities, and insurance companies; provided, however, that Landlord shall not exercise its rights hereunder with respect to any Leased Property until an Event of Default has occurred in respect of such Leased Property. Any payments received by Landlord under any provisions of this Lease during the existence, or continuance of an Event of Default shall be applied to Tenant's obligations, first, to delinquent real estate taxes, unless such taxes are being protested in good faith and no lien has attached to any Leased Property with respect thereto, second, to currently due and owing real estate taxes, and next, to other Tenant's obligations in the order which Landlord may determine.

          9.09  Power of Attorney. Tenant hereby irrevocably and unconditionally
                -----------------
appoints Landlord, or Landlord's authorized officer, agent, employee or designee, as Tenant's true and lawful attorney-in-fact, to act, after an Event of Default, for Tenant in Tenant's name, place, and stead, and for Tenant's and Landlord's use and benefit, to execute, deliver and file all applications and any and all other necessary documents or things, to effect a transfer, reinstatement, renewal and/or extension of any and all licenses and other governmental authorizations issued to Tenant in connection with Tenant's operation of the Leased Properties, and to do any and all other acts incidental to any of the foregoing. Tenant irrevocably and unconditionally grants to Landlord as its attorney-in-fact full power and authority to do and perform, after an Event of Default, every act necessary and proper to be done in the exercise of any of the foregoing powers as fully as Tenant might or could do if personally present or acting, with full power of substitution, hereby ratifying and confirming all that said attorney shall lawfully do or cause to be done by virtue hereof. This power of attorney is coupled with an interest and is irrevocable prior to the full performance of Tenant's obligations hereunder.

                                   ARTICLE X
                            DAMAGE AND DESTRUCTION

          10.01  General. Tenant shall notify Landlord if any Leased Property is
                 -------
damaged or destroyed by reason of fire or any other cause. Tenant shall promptly repair, rebuild, or restore such Leased Property, at Tenant's expense, so as to make such Leased Property at least equal in value to such Leased Property existing immediately prior to such occurrence and as nearly similar to it in character as is practicable and reasonable. Before beginning such repairs or rebuilding, or executing any contracts in connection with such repairs or rebuilding, Tenant will submit for Landlord's approval, which approval Landlord will not unreasonably withhold or delay, complete and detailed plans and specifications for such repairs or rebuilding. Promptly after receiving Landlord's approval of the plans and specifications, Tenant will begin such repairs or rebuilding and will oversee the repairs and rebuilding to completion with diligence, subject, however, to strikes, lockouts, acts of God, embargoes, governmental restrictions, and other causes beyond Tenant's reasonable control. Landlord will make available to Tenant the net proceeds of any fire or other casualty insurance paid to Landlord for such repair or rebuilding as the same progresses, after deduction of any costs of collection, including attorneys' fees. Payment will be made against properly certified vouchers of a competent architect in charge of the work and approved by Landlord. Prior to commencing the repairing or rebuilding, Tenant shall deliver to Landlord for Landlord's approval a schedule setting forth the estimated monthly draws for such work. Landlord will contribute to such payments out of the insurance proceeds an amount equal to the proportion that the total net amount received by Landlord from insurers bears to the total estimated cost of the rebuilding or repairing, multiplied by the payment by Tenant on account of such work. Landlord may, however, withhold ten percent (10%) from each such payment and shall disburse such amount after: (a) the work of repairing or rebuilding is completed and proof has been furnished to Landlord that no lien or liability has attached or will attach to such Leased Property or to Landlord in connection with such repairing or rebuilding and (b) Tenant has obtained a certificate of use and occupancy (or its functional equivalent) for the portion of such Leased Property being repaired or rebuilt. Upon the completion of rebuilding or repairing and the furnishing of such proof, the balance of the net proceeds of such insurance payable to Tenant on account of such repairs or rebuilding will be paid to Tenant. Tenant will obtain and deliver to Landlord a temporary or final certificate of occupancy before such Leased Property is reoccupied for any purpose. Tenant shall complete such repairs or rebuilding free and clear of mechanic's or other liens, and in accordance with the building codes and all applicable laws, ordinances, regulations, or orders of any state, municipal, or other public authority affecting the repairs or rebuilding, and also in accordance with all requirements of the insurance rating organization, or similar body. Any remaining proceeds of insurance after such restoration will be Tenant's property.

          10.02  Landlord's Inspection.  During the progress of such repairs or
                 ---------------------
rebuilding, Landlord and its architects and engineers may, from time to time, inspect the subject Leased Property and will be furnished, if required by them, with copies of all plans, shop drawings, and specifications relating to such repairs or rebuilding. Tenant will keep all plans, shop drawings, and specifications available, and Landlord and its architects and engineers may examine them at all reasonable times. If, during such repairs or rebuilding, Landlord and its architects and engineers determine that the repairs or rebuilding are not being done in accordance with the approved plans and specifications, Landlord will give prompt notice in writing to Tenant, specifying in detail the particular deficiency, omission, or other respect in which Landlord claims such repairs or rebuilding do not accord with the approved plans and specifications. Upon the receipt of any such notice, Tenant will cause corrections to be made to any deficiencies, omissions, or such other respect. Tenant's obligations to supply insurance, according to Article IV, will be applicable to any repairs or rebuilding under this Section 10.02.

          10.03  Landlord's Costs.  Tenant shall, within fifteen (15) days after
                 ----------------
receipt of an invoice from Landlord, pay the reasonable costs, expenses, and fees of any architect or engineer employed by Landlord to review any plans and specifications and to supervise and approve any construction, or for any services rendered by such architect or engineer to Landlord as contemplated by any of the provisions of this Lease, or for any services performed by Landlord's attorneys in connection therewith; provided, however, that Landlord will consult with Tenant and notify Tenant of the estimated amount of such expenses.

          10.04  Rent Abatement.  In the event that the provisions of Section
                 --------------
10.01 above shall become applicable as to any Leased Property, and subject to the last sentence of this Section 10.04, the applicable Base Annual Rent shall be abated or reduced proportionately during any period in which, by reason of such damage or destruction, there is substantial interference with the operation of the Business of Tenant in such Leased Property, having regard to the extent to which Tenant may be required to discontinue any Business on such Leased Property, and such abatement or reduction shall continue for the period commencing with such destruction or damage and ending with the substantial completion by Tenant of such work or repair and/or reconstruction. In the event that only a portion of any Leased Property is rendered untenantable or incapable of such use, the Base Annual Rent payable hereunder in respect thereof shall be reduced proportionately considering the extent to which the Tenant is unable to practicably use the Leased Property for Business. Tenant shall use reasonably diligent efforts to make the Leased Property tenantable and capable of such use. Notwithstanding any other provision hereof, such rental abatement shall be limited to the amount of any rental or Business interruption insurance proceeds actually received by Landlord under Article IV.

          10.05  Substantial Damage During Lease Term. Provided Tenant has fully
                 ------------------------------------
complied with Section 4.01 hereof (including actually maintaining in effect rental value insurance or Business interruption insurance provided for in clause
(c) thereof) and has satisfied the conditions of the last sentence of this
Section 10.05, if, at any time during the Term or any Extension Term, as the case may be, of this Lease, any Leased Property is so damaged by fire or otherwise that it is Completely Destroyed or Partially Destroyed (as such terms are hereafter defined), Tenant may, within one hundred and eighty (180) days after such damage, give notice of its election to terminate this Lease with respect to such Leased Property and, subject to the further provisions of this Section, this Lease will cease with respect to such Leased Property on the thirtieth (30th) day after the delivery of such notice. If the Lease is so terminated, Tenant will have no obligation to repair, rebuild or replace such Leased Property, and the entire insurance proceeds will belong to Landlord. If the Lease is not so terminated, Tenant shall rebuild such Leased Property in accordance with Section 10.01. If Tenant elects to terminate this Lease pursuant to this Section 10.05, Tenant will pay (or cause to be paid) to Landlord, an amount equal to the excess amount, if any, of the book value of the damaged property as shown in Landlord's financial statements as of the date of such termination, over the amount of all insurance proceeds received by Landlord. A Leased Property shall be deemed to be "Completely Destroyed" if there is sufficient damage to such Leased Property that Landlord and Tenant agree to its classification as such. A Leased Property shall be deemed to be "Partially Destroyed" if, as a result of damages to it, a substantial part of the Business (as determined by a reasonable dealer in the trade, in light of standard trade practices) cannot be conducted on it within one hundred and eighty (180) days of the occurrence of such damages. In the event that Landlord and Tenant are unable to agree to a determination of whether any Leased Property is Completely Destroyed, Partially Destroyed or otherwise, such determination shall be made pursuant to the Arbitration provisions set forth in Article XIV.

          10.06  Damage Near End of Term.  Notwithstanding any provisions of
                 -----------------------
Sections 10.01 or 10.05 to the contrary, if damage to or destruction of any Leased Property occurs during the last twenty-four (24) months of the Term, and if such damage or destruction renders the Leased Property Completely Destroyed or Partially Destroyed, either party shall have the right to terminate this Lease as to such Leased Property by giving notice to the other within ten (10) days after the date of damage or destruction, in which event Landlord shall be entitled to retain the insurance proceeds and Tenant shall pay to Landlord on demand the amount of any deductible or uninsured loss arising in connection therewith; provided, however, that any such notice given by Landlord shall be void and of no force and effect if Tenant exercises an available option for an Extension Term with respect to such Leased Property pursuant to provisions of this Lease within ten (10) business days following receipt of such termination notice.

          10.07  Risk of Loss.  Notwithstanding anything herein to the contrary,
                 ------------
during the Term or any Extension Term, as the case may be, the risk of loss of or decrease in the enjoyment and beneficial use of the Leased Properties in consequence of the damage or destruction thereof by fire, the elements, casualties, thefts, riots, wars or otherwise is assumed by Tenant, and Landlord shall in no event be answerable or accountable therefor except in the case of gross negligence, willful misconduct or breach of this Lease by Landlord resulting in such damage or destruction. In addition, all risk of loss or decrease in enjoyment and beneficial use in consequence of foreclosures, attachments, levies or executions is assumed by Tenant except for foreclosure due to Landlord's indebtedness.


                                  ARTICLE XI
                                 CONDEMNATION

          11.01  Total Taking.  If at any time during the Term or any Extension
                 ------------
Term, as the case may be, any Leased Property is totally and permanently taken by right of eminent domain or by conveyance made in response to the threat of the exercise of such right ("Condemnation"), this Lease shall terminate as to such Leased Property on the Date of Taking (which shall mean the date the condemning authority has the right to possession of the property being condemned), and Tenant shall promptly pay all outstanding applicable Rent and other charges through the date of termination, provided, however, this Lease shall not so terminate if the Condemnation occurred due to the failure of Tenant to maintain such Leased Property as required by Article VII hereof or other applicable provisions hereof, whether or not such failure on the part of Tenant constituted an Event of Default hereunder at the time of the Condemnation.

          11.02  Partial Taking.  If a portion of a Leased Property is taken by
                 --------------
Condemnation, this Lease shall remain in effect as to such Leased Property if such Leased Property is not thereby rendered Unsuitable for the continuation of Tenant's Business on that Leased Property (which shall mean that such Leased Property is in such a state or condition such that in the good faith judgment of Tenant, reasonably exercised, it cannot be used on a commercially practicable basis in the operation of the Business), but if such Leased Property is thereby rendered Unsuitable for the continuation of Tenant's Business on that Leased Property, this Lease shall terminate as to such Leased Property on the Date of Taking, provided such Condemnation was not as a result of Tenant's failure to maintain such Leased Property as provided for in Section 11.01.

          11.03  Restoration. If there is a partial taking of any Leased
                 -----------
Property and this Lease remains in full force and effect pursuant to Section 11.02, Landlord shall retain the amount of any Landlord Award (as hereafter defined) received by Landlord, Landlord shall apply such Landlord Award to accomplish all necessary restoration to the Leased Property, and any excess after such application shall be retained by Landlord. If there is a partial taking of any Leased Property and this Lease remains in full force and effect pursuant to Section 11.02, Tenant shall retain the amount of any Tenant Award (as hereafter defined) received by Tenant, Tenant shall apply such Tenant Award to accomplish all necessary restoration of Tenant's property, and any excess after such application shall be retained by Tenant. Notwithstanding anything in this Section to the contrary, in the event that there is a partial taking of any Leased Property and this Lease remains in full force and effect pursuant to
Section 11.02, and there is a single Award with respect to such partial taking, then the Landlord and Tenant shall use their good faith efforts to determine the proper apportionment of such Award (as hereafter defined) to restoration of Landlord's and Tenant's respective properties. In the event that the parties are unable to agree on such apportionment within thirty (30) days, the parties shall submit to arbitration of an apportionment subject to the arbitration provisions set forth in Article XIV.

          11.04  Landlord's Inspection. During the progress of such restoration,
                 ---------------------
Landlord and its architects and engineers may, from time to time, inspect the subject Leased Property and will be furnished, if required by them, with copies of all plans, shop drawings, and specifications relating to such restoration. Tenant will keep all plans, shop drawings, and specifications available, and Landlord and its architects and engineers may examine them at all reasonable times. If, during such restoration, Landlord and its architects and engineers determine that the restoration is not being done in accordance with the approved plans and specifications, Landlord will give prompt notice in writing to Tenant, specifying in detail the particular deficiency, omission, or other respect in which Landlord claims such restoration does not accord with the approved plans and specifications. Upon the receipt of any such notice, Tenant will cause corrections to be made to any deficiencies, omissions, or such other respect. Tenant's obligations to supply insurance, according to Article IV, will be applicable to any restoration under this Section.

          11.05  Award Distribution. The entire compensation, sums or anything
                 ------------------
of value awarded, paid or received on a total or partial Condemnation of a Leased Property that is awarded to Landlord shall belong to Landlord (the "Landlord Award"). The entire compensation, sums or anything of value awarded, paid or received on a total or partial Condemnation of a Leased Property that is awarded to Tenant shall belong to Tenant (the "Tenant Award", collectively with the Landlord Award, the "Awards", and each, individually, an "Award"). Notwithstanding anything in this Section to the contrary, in the event that there is a total or partial Condemnation of a Leased Property and there is a single Award with respect to such Condemnation, then the Landlord and Tenant shall use their good faith efforts to determine the proper apportionment of such Award to Landlord's and Tenant's respective properties. In the event that the parties are unable to agree on such apportionment within thirty (30) days, the parties shall submit to arbitration of an apportionment subject to the arbitration provisions set forth in Article XIV.

          11.06  Temporary Taking. The taking of any Leased Property, or any
                 ----------------
part thereof, by military or other public authority shall constitute a taking by Condemnation only when the use and occupancy by the taking authority has continued for longer than twenty four (24) months. During any such twenty-four
(24) month period, which shall be a temporary taking, all the provisions of this Lease shall remain in full force and effect as to such Leased Property with no abatement of rent payable by Tenant hereunder. In the event of any such temporary taking, the entire amount of any such Award made for such temporary taking allocable to the Term hereof, whether paid by way of damages, Rent or otherwise, shall be paid to Tenant.


                                  ARTICLE XII
        ADDITIONAL REPRESENTATIONS, WARRANTIES AND FINANCIAL COVENANTS

          Tenant hereby represents, warrants and covenants to Landlord as follows:

          12.01  Organization and Qualification.
                 ------------------------------

          (a) Tenant is a [__________] corporation duly organized, validly existing and in good standing under the laws of its state of incorporation or organization, with all power and authority, corporate or otherwise, necessary to: (i) enter into and perform this Lease and (ii) own and lease its assets and properties, and conduct its Business, as it is now being conducted or proposed to be conducted. Tenant is duly qualified as a foreign corporation or other entity, as the case may be, to conduct its Business and own and lease its assets and properties, and is in good standing, in each jurisdiction where the character of its assets and properties owned or held under lease or the nature of its Business makes such qualification necessary or advisable, and is duly qualified and licensed under all laws, regulations, ordinances or orders of public or governmental authorities, or otherwise to carry on its Business and own or lease its assets and properties in the places and in the manner in which they are owned, leased or conducted or proposed to be owned, leased or conducted, except where the failure to be so organized, qualified and in good standing or to have such authority, qualification or licensing could not result in a Material Adverse Change. Complete and correct copies of Tenant's Charter, as in effect on the date hereof, and Tenant's by-laws, also as in effect on the date hereof, have been delivered to Landlord.

          (b) Each Affiliate that conducts operations or business on or from any Leased Property, whether now or at any time in the future, is duly organized, validly existing and in good standing under the laws of its organization, with all power and authority, corporate or otherwise, necessary to own and lease its assets and properties, and conduct its business, as it is now being conducted or proposed to be conducted. Each Affiliate is duly qualified as a foreign corporation or other entity, as the case may be, to do business and own and lease its assets and properties, and is in good standing, in each jurisdiction where the character of its assets and properties owned or held under lease or the nature of its activities or business makes such qualification necessary or advisable, and is duly qualified and licensed under all laws, regulations, ordinances or orders or public or governmental authorities or otherwise to carry on its business and own or lease its assets and properties in the places and in the manner in which they are owned, leased or is conducted or proposed to be owned, leased or conducted, except where the failure to be so organized, qualified and in good standing or to have such authority, qualification or licensing could not result in a Material Adverse Change.

          "Material Adverse Change" since a particular specified date, or a date which may be specified from the circumstances existing immediately prior to the happening of a specified event or occurrence, or, if no date or event is specified, with reference to the most recent Annual Financial Statements delivered pursuant to this Lease, means a material adverse change in the Business, assets, properties, franchises, financial condition or income of Tenant or the operations, business, assets, properties, franchises, financial condition, income or prospects of any Affiliate, whether or not such event or occurrence is an Event of Default. Nothing that would otherwise be a breach of any representation, warranty, covenant or obligation herein by any Affiliate shall be a breach of this Agreement, unless such breach constitutes or causes a material adverse effect on the Business.

          "Affiliate" means with respect to any Person, (i) any Person that holds direct or indirect beneficial ownership (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended) of voting securities or other voting interests representing at least five percent (5%) of the outstanding voting power of a Person or equity securities or other equity interests representing at least five percent (5%) of the outstanding equity securities or interests in a Person, or (ii) any Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with such Person.

          A "Person" shall mean and include natural persons, corporations, limited partnerships, general partnerships, joint stock companies, joint ventures, associations, companies, trusts, banks, trust companies, land trusts, business trusts, Indian tribes or other organizations, whether or not legal entities, and governments and agencies and political subdivisions thereof.

          12.02  Material Agreements. Tenant has previously furnished to
                 -------------------
Landlord correct and complete copies of (including all exhibits, schedules and amendments thereto) each agreement listed in Exhibit 12.02, each as in effect on the date hereof (the "Material Agreements").

          12.03  Changes in Condition.  Since the date of the latest Annual
                 ---------------------
Financial Statements, no Material Adverse Change has occurred between such date and the date hereof, and neither Tenant nor any Affiliate has entered into any material transaction outside the ordinary course of its or their operations or business, including the Business, except as set forth in Exhibit 12.03 and the matters contemplated by this Lease.

          12.04  Franchises, Licenses, etc.  Tenant and its subsidiaries own, or
                 --------------------------
have sufficient interests in, all franchises, trademarks, trademark rights, trade names, trade name rights, copyrights, licenses, permits, authorizations and other rights as are necessary for the conduct of Tenant's Business and its subsidiaries' businesses as now conducted or proposed to be conducted by Tenant or any Affiliate, as well as rights under any agreement under which Tenant or its subsidiaries has access to confidential information used by Tenant or its subsidiaries in Tenants' Business or the businesses of its subsidiaries, as the case may be (collectively, the "Intellectual Property"). All Intellectual Property is in full force and effect in all material respects, and Tenant and its subsidiaries are in substantial compliance with the foregoing without any conflict with the valid rights of others, which has resulted, or could be reasonably likely to result in any Material Adverse Change. Neither Tenant nor any Affiliate has violated, or received any communication that by conducting its Business or any Affiliate's businesses, it or any Affiliate would violate any franchises, licenses, patents, trademarks, service marks, trade names, copyrights, trade secrets, proprietary rights or processes of any other Person (as hereafter defined) nor is Tenant or any Affiliate aware of any such violations. No event has occurred which permits, or after notice or lapse of time or both would permit, the revocation or termination of any such license, franchise or other right or affect the rights of Tenant or any Affiliate so as to result in or reasonably be likely to result in any Material Adverse Change. There is no litigation or other proceeding or dispute or, to the knowledge of Tenant or any Affiliate, threat thereof with respect to the validity or, where applicable, the extension or renewal, of any of the foregoing which has resulted, or could result, in any Material Adverse Change.

          12.05  Litigation.  No litigation, at law or in equity, or any
                 -----------
proceeding before any court, board or other governmental or administrative agency or any arbitrator or other forum of alternative dispute resolution is pending or, to the knowledge of Tenant or any Affiliate, threatened which involves any risk of any final judgment, order or liability which, after giving effect to any applicable insurance, has resulted, or could result, in any Material Adverse Change or which seeks to enjoin the execution and consummation of this Lease and the performance of Tenant's obligations hereunder. No judgment, decree or order of any court, board or other governmental or administrative agency or any arbitrator has been issued against or binds Tenant or any Affiliate, which has resulted, or could result, in any Material Adverse Change.

          12.06  Authorization and Enforceability. Tenant has taken all
                 ---------------------------------
corporate or other action required to execute, deliver and perform this Lease. This Lease constitutes the legal, valid and binding obligation of Tenant and is enforceable against Tenant in accordance with its terms.

          12.07  No Legal Obstacle to Lease. Neither the execution and delivery
                 ---------------------------
of this Lease nor the performance of any obligation hereunder has constituted or resulted in or will constitute or result in:

                 (a) any breach, violation of, conflict with, default under or termination of any agreement, contract, mortgage, instrument, deed or lease to which Tenant or any Affiliate is a party or by which it or they are bound;

                 (b) the violation of or conflict with any law, statute, ordinance, judgment, decree, order, rule or regulation applicable to Tenant, any Affiliate, any Improvements or any Leased Property; or

                 (c) any violation of or conflict with Tenant's or any Affiliate's Charter or By-Laws or other organizational documents, as the case may be.

          No approval, authorization or other action by, or declaration to or filing with, any governmental or administrative authority or any other Person is required to be obtained or made by Tenant in connection with the execution, delivery and performance of this Lease.

          12.08  Certain Business Representations:
                 --------------------------------

                 (a)  Labor Relations. No dispute or controversy between Tenant
                      ---------------
                      or any Affiliate and its or their employees has resulted in, or is reasonably likely to result in, any Material Adverse Change, and neither Tenant nor any Affiliate anticipates that its relationships with its unions or employees will result, or are reasonably likely to result, in any Material Adverse Change. Tenant and each Affiliate is in compliance in all material respects with all federal and state laws relating to employees and labor relations, including, but not limited to, laws relating to health and safety in the workplace, non-discrimination in employment and the payment of wages.

                 (b)  Antitrust. Tenant and each Affiliate is in compliance in
                      ---------
                      all material respects with all federal and state antitrust laws relating to Tenant's Business and the subsidiaries' businesses and the geographic concentration thereof.

                 (c)  Consumer Protection. Neither Tenant nor any Affiliate is
                      -------------------
                      in violation of any rule, regulation, order, or interpretation of any rule, regulation or order of the Federal Trade Commission (including truth-in-lending) or other federal, state or local public or governmental authority or agency, with which the failure to comply, in the aggregate, has resulted in, could result in, a Material Adverse Change.

                 (d)  Future Expenditures.  Neither Tenant nor any Affiliate,
                      -------------------
                      anticipates that further expenditures, if any, by Tenant or any Affiliate needed to meet the provisions of any federal, state or foreign governmental statutes, orders, rules or regulation could result in any Material Adverse Change.

                 (e)  Benefit Liabilities. Neither Tenant nor any ERISA
                      -------------------
                      Affiliate (as hereafter defined) maintains, contributes to, or is obligated to contribute to, nor has Tenant or any ERISA Affiliate maintained, contributed to, been obligated to contribute to, or had any direct, indirect, or contingent liability with respect to, any Title IV Plan (as hereafter defined). Tenant and each ERISA Affiliate have timely made all contributions required to be made with respect to each of their Tenant Benefit Plans (as hereafter defined). Each Tenant Benefit Plan has been maintained in compliance with its terms and with applicable laws (including specifically the Code and the Employee Retirement Income Security Act of 1974 ("ERISA"). Neither Tenant nor any ERISA Affiliate has incurred any obligation in connection with the termination or withdrawal from any Tenant Benefit Plan. Contributions made by Tenant or its ERISA Affiliates, as the case may be, to any Tenant Benefit Plan have been accounted for, and the liabilities associated therewith are disclosed, in Tenant's or its ERISA Affiliates', as the case may be, financial statements for the fiscal year ending before the date as of which this representation is given. The present value of the accrued benefit liabilities (whether or not vested) under each Tenant Benefit Plan, determined as of the end of Tenant's or its ERISA Affiliates', as the case may be, most recently ended fiscal year on the basis of actuarial assumptions, each of which is reasonable, did not exceed the current value of the assets of such Tenant Benefit Plan allocable to such benefit liabilities. "Tenant Benefit Plan" means any plan, fund, or other similar program described in Section 3(2) of ERISA and established or maintained or with respect to which Tenant and/or any ERISA Affiliate has an obligation to contribute for the benefit of its employees (or for which Tenant could be directly or contingently liable). "Title IV Plan" means an "employee benefit plan" (as defined in Section 3(3) of ERISA) that is subject to Title IV of ERISA and is or has been established or maintained, by Tenant or any ERISA Affiliate, or to which contributions are, have been, or should have been made. "ERISA Affiliate" means any trade or business, whether or not incorporated, that, together with Tenant, is or has been under common control, within the meaning of Section 414(b), (c), (m), or (o) of the Code or Section 4001 of ERISA.

          12.09  Certain Financial Covenants. Tenant or an Affiliate, as
                 ---------------------------
applicable, is in compliance in all material respects with all financial covenants required to be maintained pursuant to any franchise or other agreement pursuant to which Tenant or such Affiliate operates its business, except in such respects as shall not result in any franchisor under any franchise or operating agreement to which Tenant is a party taking any action that could result in a Material Adverse Change.

          12.10  Cash Flow Coverage Ratio Covenant. On the date of this Lease
                 ---------------------------------
and measured at a date that is twenty-four (24) months following such date (each a "Cash Flow Measurement Date"), and on each anniversary date that is twenty-four (24) months following a prior Cash Flow Measurement Date, Tenant shall have maintained a Cash Flow Coverage Ratio of not less than 1.5 to 1.0 based on the Annual Financial Statements to be delivered to Landlord in accordance with
Section 6.04 hereof. "Cash Flow Coverage Ratio" means the aggregate of net income before taxes plus mortgage interest, rent expense, depreciation, compensation of principals of the Business, management fees plus the annual LIFO adjustment and other non-cash expenses, less recurring capital expenditures and gain (loss) on sale of real estate, dividends and/or profits taken out of Tenant divided by the aggregate of the Tenant's obligations under this Lease. Notwithstanding anything herein to the contrary, in the event that Tenant shall not be in compliance with this covenant at a Cash Flow Measurement Date or Tenant shall have knowledge of such non-compliance prior to any Cash Flow Measurement Date, the Tenant shall have the right to cure such breach through any reasonable commercial means, including, but not limited to, providing guarantees acceptable to Landlord, increasing capital, or cross collateralizing with any other property of Tenant or an Affiliate, provided that such breach is cured within one hundred and eighty (180) days after Notice by Landlord to Tenant of the existence of such breach.

          12.11  Disclosure. This Lease does not contain any untrue statement of
                 ----------
a material fact or omit to state a material fact necessary in order to make any statement contained herein not misleading in light of the circumstances under which it was made. To Tenant's knowledge, there is no event, fact or occurrence that has resulted, or in the future (so far as Tenant can reasonably foresee) could result, in any Material Adverse Change, except to the extent that present or future general and sector-specific economic conditions may result in a Material Adverse Change.

          12.12  Covenant Not to Acquire. Tenant covenants and agrees that
                 -----------------------
during the Term and any Extension Term, as the case may be, Tenant and its controlling shareholders or its or their Affiliates will not acquire, directly or indirectly, more that 9.90% of the outstanding common shares of beneficial interest of Capital Automotive REIT. Tenant covenants and agrees that it will divest itself of such shares of Capital Automotive REIT as may be necessary to satisfy the limitations of this Section 12.12.

                                  ARTICLE XIII
                     ASSIGNMENT AND SUBLETTING; ATTORNMENT

          13.01  Prohibition Against Subletting and Assignment. Subject to
                 ---------------------------------------------
Section 13.03, Tenant shall not, without the prior written consent of Landlord, or upon compliance with any conditions established by Landlord, in its sole discretion, assign, mortgage, pledge, hypothecate, encumber or otherwise transfer (except to an Affiliate) this Lease or any interest herein, or all or any part of any Leased Property, or suffer or permit this Lease or the leasehold estate created hereby or any other rights arising hereunder to be assigned, transferred, mortgaged, pledged, hypothecated or encumbered, in whole or in part, whether voluntarily, involuntarily or by operation of law. For purposes of this Section 13.01, an assignment of this Lease shall be deemed to include any Change of Control of Tenant, as if such Change of Control were an assignment of the Lease. In the event that (i) Landlord shall withhold any consent to any assignment or transfer of this Lease or any interest herein, and (ii) such assignee or transferee is approved by the relevant manufacturer for continuation as a franchisee, there shall be a presumption that such assignment or transfer was reasonable and Landlord shall have the burden of rebutting such presumption and of proving that such consent was in fact reasonably withheld (or that such conditions were reasonable).

          13.02  Changes of Control.  A Change of Control requiring the
                 ------------------
consent of Landlord shall mean:

                 (a) the issuance and/or sale by Tenant or the sale by any shareholder or equity holder of Tenant of a Controlling (which shall mean, as applied to any Person, the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise) interest in Tenant to a Person other than an Affiliate of Tenant, other than in either case a distribution to the public pursuant to an effective registration statement under the Securities Act of 1933, as amended (a "Registered Offering");

                 (b) the sale, conveyance or other transfer of all or substantially all of the assets of Tenant (whether by operation of law or otherwise) provided, however, that no Change of Control shall be deemed to have occurred in the event of the transfer of assets as a result of the death of a person involved in the Business, so long as the transferee is approved by the manufacturer for the continuation of the Business; or

                 (c) any transaction pursuant to which Tenant is merged with or consolidated into another entity (other than an entity owned and Controlled by an Affiliate), and Tenant is not the surviving entity.

          13.03  Operating/Service Agreements.
                 -----------------------------

                 (a)  Permitted Agreements. Tenant shall, without Landlord's
                      --------------------
                      prior approval, be permitted to enter into such operating/service agreements for portions of each Leased Property to various licensees in connection with Tenant's Business as are customarily associated with or incidental to the operation of such Leased Property, which agreements may be in the nature of a sublease agreement.

                 (b)  Terms of Agreements. Each operating/service agreement
                      -------------------
                      concerning a Leased Property shall be subject and subordinate to the provisions hereof. No agreement made as permitted by Section 13.03(a) shall affect or reduce any of the obligations of Tenant hereunder, and all such obligations shall continue in full force and effect as if no agreement had been made. No agreement shall impose any additional obligations on Landlord hereunder.

                 (c)  Copies. Tenant shall, within ten (10) days after the
                      ------
                      execution and delivery of any operating/service agreement permitted by Section 13.03(a), deliver a duplicate original thereof to Landlord.

                 (d)  Assignment of Rights in Agreements. As security for
                      ----------------------------------
                      performance of its obligations hereunder, Tenant hereby grants, conveys and assigns to Landlord all right, title and interest of Tenant in and to all operating/service agreements now in existence or hereinafter entered into for each Leased Property, and all extensions, modifications and renewals thereof and all rents, issues and profits therefrom, to the extent the same are assignable by Tenant. Landlord hereby grants to Tenant a license to collect and enjoy all rents and other sums of money payable under any such agreement; provided, however, that Landlord shall have the absolute right at any time after the occurrence and continuance of an Event of Default upon notice to Tenant and any vendors or licensees to revoke said license and to collect such rents and sums of money and to retain the same. Tenant shall not (i) after the occurrence and continuance of an Event of Default, consent to, cause, or allow, any material modification or alteration of any of the terms, conditions or covenants of any of the agreements or the termination thereof, without the prior written approval of Landlord nor (ii) accept any rents (other than customary security deposits) more than thirty (30) days in advance of the accrual thereof nor permit anything to be done, the doing of which, nor omit or refrain from doing anything, the omission of which, will or could be a breach of or default in the terms of any of the agreements.

                 (e)  Licenses, Etc.  For purposes of Section 13.03, the
                      -------------
                      operating/service agreements shall mean any licenses, concession arrangements, or other arrangements relating to the possession or use of all or any part of any Leased Property.

          13.04  Assignment.  If Landlord shall withhold its consent to
                 ----------
any assignment or if Landlord shall have established conditions to approval of any assignment but such conditions shall not have been complied with, to the satisfaction of Landlord, such assignment shall not in any way impair the continuing primary liability of Tenant hereunder. No consent to any assignment in a particular instance shall be deemed to be a general waiver of the prohibition set forth in Article XIII. Any assignment shall be solely of Tenant's entire interest in this Lease with respect to the subject Leased Property or Leased Properties. Any assignment or other transfer of all or any portion of Tenant's interest in this Lease in contravention of Article XIII shall be voidable at Landlord's option.

          13.05  REIT Limitations.
                 ----------------

                 (a) Anything contained herein to the contrary notwithstanding, Tenant shall not: (a) sublet or assign a Leased Property or this Lease on any basis such that the rental or other amounts to be paid by the sublessee or assignee thereunder would be based, in whole or in part, on the income or profits derived by the business activities of the sublessee or assignee; (b) sublet or assign a Leased Property or this Lease to any Person that, under Section 856(d)(2)(B) of the Internal Revenue Code of 1986, as amended (the "Code"), Landlord or its general partner owns, directly or indirectly (by applying constructive ownership rules set forth in Section 856(d) (5) of the Code, a ten percent (10%) or greater interest; or (c) sublet or assign a Leased Property or this Lease in any other manner or otherwise derive any income which could cause any portion of the amounts received by Landlord pursuant hereto or any sublease to fail to qualify as "rents from real property" within the meaning of Section 856(d) of the Code, or which could cause any other income received by Landlord to fail to qualify as income described in Section 856(c) (2) of the Code. The requirements of this Section 13.05 shall likewise apply to any further subleasing by any subtenant.

                 (b) Tenant acknowledges that Capital Automotive REIT, a Maryland real estate investment trust and the general partner of Landlord (the "Company"), intends to elect to be taxed as a real estate investment trust (a "REIT") under the Code. Tenant shall not do anything which would adversely affect the Company's status as a REIT. Tenant hereby agrees to modifications of this Lease which do not materially adversely affect Tenant's rights and liabilities if such modifications are required to retain or clarify the Company's status as a REIT.

          13.06  Attornment. Tenant shall insert in each sublease permitted
                 ----------
under Section 13.03(a) provisions to the effect that: (a) such sublease is subject and subordinate to all of the terms and provisions of this Lease and to the rights of Landlord hereunder; (b) in the event this Lease shall terminate before the expiration of such sublease, the sublessee thereunder will, at Landlords' option, attorn to Landlord and waive any right the sublessee may have to terminate the sublease or to surrender possession thereunder, as a result of the termination hereof; and (c) in the event the sublessee receives a written notice from Landlord or Landlord's assignees, if any, stating that Tenant is in default under this Lease, the sublessee shall thereafter be obligated to pay all rentals accruing under said sublease directly to the party giving such notice, or as such party may direct. All rentals received from the sublessee by Landlord or Landlord's assignees in respect of a Leased Property, if any, as the case may be, shall be credit against the amounts owing by Tenant hereunder with respect to such Leased Property.

          13.07  Severance and Spin-Off. If at any time while this Lease is in
                 ----------------------
effect any Leased Property shall be utilized by Tenant in the operation of more than one automobile franchise, then provided that there is no existing Event of Default and there exists no condition which, with the passage of time, could become an Event of Default, Tenant shall have the right (the "Spin-Off Right") to sever and spin-off one or more parcels (each referred to as a "Spin-Off Parcel") of the Leased Property from this Lease, subject to compliance with the requirements of Section 13.08.

          13.08  Assignment. If the Leased Property is not a separate subdivided
                 ----------
lot, Landlord may condition its approval of an assignment upon Tenant showing that there are appropriate provisions (such as a condominium regime, subdivision, and/or reciprocal easements, lender and/or franchisor consents if necessary, and separate tax lots) which allow the Leased Property to be separately owned and operated without interference from or dependence upon, another person as to items such as access, real estate taxes, or utilities.

                                  ARTICLE XIV
                                  ARBITRATION

          14.01  Controversies. Except with respect to the payment of Rent
                 -------------
hereunder, which shall be subject to the provisions of Section 9.02, in the event a controversy arises between the parties as to any of the requirements of this Lease or the performance hereunder, which the parties are unable to resolve, the parties agree to waive the remedy of litigation (except for extraordinary relief in an emergency situation) and agree that such controversy or controversies shall be determined by arbitration as hereafter provided in this Article.

          14.02  Appointment of Arbitrators. The party or parties requesting
                 --------------------------
arbitration shall serve upon the other a demand therefor, in writing, specifying in detail the controversy and matter(s) to be submitted to arbitration before the American Arbitration Association. The selection of arbitrators shall be conducted pursuant to the rules for resolution of commercial disputes promulgated by the American Arbitration Association. The party or parties giving notice shall request a listing of available arbitrators from the American Arbitration Association, and each party shall respond in the selection process within fifteen (15) days after each receipt of such listings until a panel of three (3) arbitrators has been designated. If either party fails to respond within fifteen (15) days, it is agreed that the American Arbitration Association may make such selections as are necessary to complete the panel of three (3) arbitrators.

          14.03  Arbitration Procedure. Within five (5) business days after the
                 ---------------------
selection of the arbitration panel, the arbitrators shall give written notice to each party as to the time and the place of each meeting, which shall be held in Washington, D.C., at which the parties may appear and be heard, which shall be no later than fifteen (15) days after certification of the arbitration panel. The parties specifically waive discovery, and further waive the applicability of rules of evidence or rules of procedure in the proceedings. The applicable rules shall be those in effect at the time for the resolution of commercial disputes promulgated by the American Arbitration Association. Notwithstanding the foregoing, the substantive law governing the arbitration shall be the laws of the State of Delaware (without application of choice of law provisions). The arbitrators shall take such testimony and make such examination and investigations as the arbitrators reasonably deem necessary. The decision of the arbitrators shall be in writing signed by a majority of the panel which decision shall be final and binding upon the parties to the controversy. Provided, however, in rendering their decisions and making awards, the arbitrators shall not add to, subtract from or otherwise modify the provisions of this Lease.

          14.04  Expenses. The expenses of the arbitration shall be assessed by
                 --------
the arbitrators and specified in the written decision. In the absence of a determination or assessment of expenses of the arbitration procedure in the award, all of the expenses of such arbitration shall be divided equally between Landlord and Tenant. Each party in interest shall be responsible for and pay the fees, costs and expenses of its own counsel, unless the arbitration award provides for an assessment of reasonable attorneys' fees and costs.

          14.05  Enforcement of the Arbitration Award.  There shall be no appeal
                 ------------------------------------
from the decision of the arbitrators, and upon the rendering of an award, any party thereto may file the arbitrators' decision in the United States District Court for the Eastern District of Virginia for enforcement as provided by applicable law.


                                   ARTICLE XV
                        QUIET ENJOYMENT, SUBORDINATION,
                       ATTORNMENT, ESTOPPEL CERTIFICATES

          15.01  Quiet Enjoyment.  So long as Tenant performs all of its
                 ---------------
obligations under this Lease, Tenant's possession of the Leased Properties will not be disturbed by or through Landlord.

          15.02  Landlord Mortgages; Subordination. Subject to Section 15.03,
                 ------------------
without the consent of Tenant, Landlord may, from time to time, directly or indirectly, create or otherwise cause to exist any liens, encumbrances, security interests or title retention agreements on any Leased Property, or any portion thereof or any interest therein, whether to secure any borrowing or other means of financing or refinancing. Tenant shall execute, acknowledge and deliver to Landlord, at any time and from time to time upon demand by Landlord or any mortgagee or any holder of any mortgage or other instrument described in this Section, without cost to Landlord, a Subordination and Non-Disturbance Agreement in the form attached hereto as Exhibit 15.02, which provides that (i) Tenant's rights hereunder are subordinate to any ground lease or underlying lease, first mortgage, first deed of trust, or other first lien against any Leased Property, together with any renewal, consolidation, extension, modification, or replacement thereof, which now or at any subsequent time affects any Leased Property or any interest of Landlord in any Leased Property, except to the extent that any such instrument expressly provides that this Lease is superior; and (ii) in the event such party succeeds to Landlord's interest under the Lease and provided that no Event of Default by Tenant exists, such party will not disturb Tenant's possession, use or occupancy of the subject Leased Property. If Tenant fails or refuses to execute, acknowledge, and deliver such Subordination and Non-Disclosure Agreement within ten (10) business days after written demand, then Landlord shall send to Tenant a second written demand. If Tenant fails or refuses to execute, acknowledge and deliver such Subordination and Non-Disclosure Agreement within ten (10) days after such second written demand, then Landlord or such successor in interest may execute, acknowledge and deliver such Subordination and Non-Disclosure Agreement on behalf of Tenant as Tenant's attorney-in-fact. Tenant hereby constitutes and irrevocably appoints Landlord, its successors and assigns, as Tenant's attorney-in-fact to execute, acknowledge, and deliver on behalf of Tenant the Subordination and Non-Disclosure Agreement. This power of attorney is coupled with an interest and is irrevocable.

          15.03  Attornment. If any holder of any mortgage, indenture, deed of
                 ----------
trust, or other similar instrument described in Section 15.02 succeeds to Landlord's interest in any Leased Property, Tenant will pay to such holder all Rent subsequently payable hereunder as to such Leased Property. Tenant shall, upon request of anyone succeeding to the interest of Landlord, automatically become the tenant of, and attorn to, such successor in interest without changing this Lease. The successor in interest will not be bound by: (a) any payment of Rent for more than one (1) month in advance; (b) any amendment or modification hereof made without its written consent; (c) any claim against Landlord arising prior to the date on which the successor succeeded to Landlord's interest; or (d) any claim or offset of Rent against Landlord.

          15.04  Estoppel Certificates. At the request of Landlord or any
                 ---------------------
mortgagee or purchaser of a Leased Property, Tenant shall execute, acknowledge, and deliver an estoppel certificate, in recordable form, in favor of Landlord or any mortgagee or purchaser of any Leased Property certifying the following as to such Leased Property: (a) that this Lease is unmodified and in full force and effect, or if there have been modifications that the same is in full force and effect as modified and stating the modifications; (b) the date to which Rent and other charges have been paid; (c) that neither Tenant nor Landlord is in default nor is there any fact or condition which, with notice or lapse of time, or both, would constitute a default, if that be the case, or specifying any existing default; (d) that Tenant has accepted and occupies such Leased Property; (e) that Tenant has no defenses, set-offs, deductions, credits, or counterclaims against Landlord, if that be the case, or specifying such that exist; (f) that Landlord has no outstanding construction or repair obligations; and (g) such other information as may reasonably be requested by Landlord or any mortgagee or purchaser. Any purchaser or mortgagee may rely on this estoppel certificate. If Tenant fails to deliver the estoppel certificates to Landlord within ten (10) business days after the request of Landlord, then Landlord shall request such delivery a second time. If Tenant fails to deliver the estoppel certificates to Landlord within ten (10) days after such second request by Landlord, then Tenant shall be deemed to have certified that: (a) this Lease is in full force and effect and has not been modified, or that this Lease has been modified as set forth in the certificate delivered to Tenant; (b) Tenant has not prepaid any Rent or other charges except for the current month; (c) Tenant has accepted and occupies such Leased Property; (d) neither Tenant nor Landlord is in default nor is there any fact or condition which, with notice or lapse of time, or both, would constitute a default; (e) Landlord has no outstanding construction or repair obligation; and (f) Tenant has no defenses, set-offs, deductions, credits, or counterclaims against Landlord. Tenant hereby irrevocably appoints Landlord as Tenant's attorney-in-fact to execute, acknowledge and deliver on Tenant's behalf any estoppel certificate which Tenant does not object to within twenty (20) days after Landlord sends the certificate to Tenant. This power of attorney is coupled with an interest and is irrevocable.

          15.05  Waiver of Landlord's Lien. Landlord agrees to and does hereby
                 -------------------------
Waiver its Landlord's lien and any other rights that it may have with respect to property or assets representing the security or collateral under Tenant's " floor-plan" or similar financing arrangements, during the Term or any Extension Term. Landlord shall, upon request by any such lender, execute an acknowledgment of such waiver.

                                  ARTICLE XVI

                             RIGHT OF FIRST OFFER

          16.01  Right of First Offer During Lease Term or Extension Term.
                 --------------------------------------------------------

                 (a) If and when during the Term or Extension Term, as the case may be, Landlord shall decide to sell the Leased Properties to a Person who is not an Affiliate of Landlord (the "Decision to Sell"), provided that no Event of Default has occurred and is continuing under the Lease, Landlord shall notify Tenant in writing within ten (10) business days after Landlord makes a Decision to Sell. Tenant shall have ten (10) business days thereafter in which to notify Landlord in writing of its desire to purchase the Leased Properties. If Tenant shall give such notice, Tenant shall have a period of thirty (30) days within which to make a written offer to purchase the property (the "First Offer"). The First Offer must set forth the purchase price, deposit amounts and closing date and any and all other terms and conditions being proposed by Tenant.

                 (b) Within thirty (30) days of receipt of the First Offer, Landlord shall give Tenant written notice of its acceptance or rejection thereof. If accepted, Tenant shall, within five (5) days after receipt of the acceptance notice, make the deposit called for in the First Offer and the parties shall proceed to contract and closing upon the terms thereof. If the First Offer is rejected, then, subject to the provisions of subsections
                      (c) and (d) of this Section 16.01, Tenant shall have no further rights with respect to the purchase of the Leased Properties during the Term or Extension Term, as the case may be.

                 (c) If Landlord shall reject the First Offer, for a one year period thereafter it may proceed to sell the Leased Properties, subject to the Lease and the remaining Term or Extension Term thereof, as the case may be, to any third party, provided (i) the purchase price of such sale shall exceed that specified in the First Offer, or (ii) if the purchase price of such sale does not exceed that specified in the First Offer, the terms of such sale, taken together, are more favorable to Landlord, in Landlord's reasonable judgement, than those of the First Offer. There shall be a presumption that Landlord's judgment was reasonable and Tenant shall have the burden of rebutting such presumption and of proving that such judgment was in fact unreasonable.

                 (d) If no sale is effected by Landlord within the period specified in subsection (c) above, then if Landlord thereafter desires to sell the Leased Properties, the procedure set forth in subsections (a), (b) and (c) shall be followed.

                 (e) This option shall terminate in any event twenty (20) years after the death of the last descendant of the father of John J. Pohanka living at the time of execution of this Lease.

          16.02  Right to Purchase at End of an Extension Term.
                 ----------------------------------------------

                 (a) Landlord hereby grants the Tenant the right and option to purchase the Leased Properties (the "Option to Purchase") at an amount equal to the Property Consideration (as hereafter defined) upon termination of an Extension Term of this Lease. The Option to Purchase shall not be granted if Tenant does not extend the Term of this Lease pursuant to Section 1.03 or if on the Option Exercise Date (as hereafter defined) an Event of Default with respect to any Leased Property exists and has not been cured. The Tenant shall notify Landlord in writing of its intent to exercise this Option to Purchase, thirty (30) days prior to the end of an Extension Term of this Lease (the "Option Exercise Date").

                 (b) The consideration to be paid for the Leased Properties upon exercise of the Option to Purchase (the "Property Consideration") shall be the Appraised Value (as hereafter defined) determined by (1) an independent appraiser, who is a member of the Appraisal Institute, and will be selected by Landlord, (the "Landlord MAI Appraiser"), (2) a second appraiser, who is a member of the Appraisal Institute, and will be selected by the Tenant (the "Tenant MAI Appraiser"), and (3) a third MAI Appraiser selected by agreement of the Landlord MAI Appraiser and the Tenant MAI Appraiser (the "Third MAI Appraiser") (each an "Appraiser" and, collectively, the "Appraisers"). Landlord and Tenant shall, as promptly as possible, but in no event later than ten (10) days following the Option Exercise Date, select its respective Appraiser. The Third MAI Appraiser shall be selected no later than five (5) days after the selection of the other Appraisers. The costs of the Appraisers' appraisals shall be shared equally by the parties. As promptly as possible but in no event later than fifteen
                      (15) days after selection of the Third Appraiser, each Appraiser shall deliver his or her written report of the Appraisers' determination of the fair market value of the Leased Property, which determination shall be based, for each Leased Property, upon the highest and best use of such Leased Property, taking into consideration the location of such Leased Property and other properties comparable thereto. The "Appraised Value" of the Real Property shall be equal to the arithmetic mean of the two
                      (2) fair market value determinations of the Appraisers that are closest in value. In the event that the values of
                      (i)
                      the difference between the highest appraisal value and the next lower appraisal value, and (ii) the difference between the lowest appraisal value and the next higher appraisal value, are equal, then the "Appraised Value" shall be equal to the arithmetic mean of the fair market value determinations of all Appraisers.

                 (c) Upon determination of the Property Consideration, Landlord and Tenant agree to cooperate to close the sale and purchase of the Leased Property entirely for cash on an " as is, where as basis" and with no warranties by Landlord other than in a special warranty deed, within forty-five
                      (45) days after the date of determination of the Property Consideration (the "Option Closing Period"). If the sale and purchase of the Leased Property does not close within the Option Closing Period due to Tenant's default, Landlord shall have no further obligations to Tenant pursuant to this Section 16.02 (a).

                                 ARTICLE XVII
                                 MISCELLANEOUS

          17.01  Notices.  Landlord and Tenant hereby agree that all notices,
                 -------
demands, requests, and consents (hereinafter "Notices") required to be given pursuant to the terms of this Lease shall be in writing and shall be addressed as follows:

          If to Tenant:

          [                      ]
          [                      ]
          [                      ]
          [                      ]
          Attention:
          With a copy to:

          [                      ]
          [                      ]
          [                      ]
          [                      ]
          Attention:

          If to Landlord:

          Capital Automotive L.P.
          [                      ]

          [                      ]
          [                      ]
          Attention:

          With a copy to:

          Wilmer, Cutler & Pickering
          2445 M Street, N.W.
          Washington, D.C. 20037
          Attention:  George P. Stamas, Esq.

and shall be served by: (a) personal delivery; (b) certified mail, return receipt requested, postage prepaid; or (c) nationally recognized overnight courier. All notices shall be deemed to be given upon the earlier of actual receipt or three (3) days after mailing, or one (1) business day after deposit with the overnight courier. Any Notices meeting the requirements of this Section shall be effective, regardless of whether or not actually received. Landlord or Tenant may change its notice address at any time by giving the other party Notice of such change. Any such Notice of change of address shall be effective five (5) days after delivery.

          17.02  Advertisement of a Leased Property. In the event the parties
                 ----------------------------------
hereto have not executed a renewal lease, or agreed to the Extension Term, as to the Leased Property within twelve (12) months prior to the expiration of the Term or an Extension Term, as the case may be, then Landlord or its agent shall have the right to enter such Leased Property at all reasonable times for the purpose of exhibiting such Leased Property to others and to place upon such Leased Property for and during the period commencing two-hundred seventy (270) days prior to the expiration of the Term or an Extension Term, as the case may be, "for sale" or "for rent" notices or signs.

          17.03  Landlord's Access. Landlord, or its designated agents or
                 -----------------
contractors, shall have the right to enter upon each Leased Property, upon reasonable prior notice to Tenant, for purposes of inspecting the same and assuring Tenant's compliance with this Lease provided, any such entry by Landlord shall be subject to all rules, guidelines and procedures prescribed by Tenant in connection therewith. Landlord shall not be allowed entry to a Leased Property unless accompanied by such of Tenant's personnel as Tenant shall require and which Tenant shall promptly provide.

          17.04  Entire Agreement. This Lease contains the entire agreement
                 ----------------
between Landlord and Tenant with respect to the subject matter hereof. No representations, warranties, and agreements have been made by Landlord or Tenant except as set forth in this Lease.

          17.05  Severability. If any term or provision of this Lease is held by
                 ------------
Landlord to be invalid or unenforceable as to a Leased Property, such holding shall not affect the remainder of this Lease as to such Leased Property, or the validity or enforceability of this Lease as to any other Leased Property, and the same shall remain in full force and effect, unless such holding substantially deprives Tenant of the use of such Leased Property or Landlord of the Rents therefor, in which case this Lease shall forthwith terminate as to such Leased Property as if by expiration of the Term or an Extension Term, as the case may be, but shall remain in full force and effect with respect to each other Leased Property.

          17.06  Captions and Headings. The captions and headings are inserted
                 ---------------------
only as a matter of convenience and for reference and in no way define, limit or describe the scope of this Lease or the intent of any provision hereof.

          17.07  Governing Law. This Lease shall be construed under the laws of
                 -------------
the State of Virginia (without application of choice of law provisions).

          17.08  Memorandum of Lease or Certain Rights Under the Lease.
                 -----------------------------------------------------
Landlord and Tenant agree that a record of this Lease or of certain rights under this Lease may be recorded by either party in a memorandum of lease approved by Landlord and Tenant with respect to each Leased Property. The party recording such memorandum must bear all costs of such recording.

          17.09  Waiver. No waiver by Landlord of any condition or covenant
                 ------
herein contained, or of any breach of any such condition or covenant, shall be held or taken to be a waiver of any subsequent breach of such covenant or condition, or to permit or excuse its continuance or any future breach thereof or of any condition or covenant, nor shall the acceptance of Rent by Landlord at any time when Tenant is in default in the performance or observance of any condition or covenant herein be construed as a waiver of such default, or of Landlord's right to terminate this Lease or exercise any other remedy granted herein on account of such default.

          17.10  Assignment; Binding Effect. Except as otherwise set forth
                 --------------------------
herein, this Lease shall not be assignable by Tenant, without the prior written consent of Landlord. This Lease will be binding upon and inure to the benefit of the heirs, successors, personal representatives, and permitted assigns of Landlord and Tenant.

          17.11  Consents and Approvals. In each instance in this Lease where
                 ----------------------
the Landlord is required or permitted to give a consent or approval, or to make a determination, the Landlord's decision and any conditions thereon must be reasonable under the circumstances. Except as provided in Sections 8.07(d) and 13.01, there shall be a presumption that each such decision and any conditions thereon by Landlord was in fact reasonable, and Tenant shall have the burden of proof in any attempt to rebut that presumption. With respect to Sections 8.07(d) and 13.01, there shall be a presumption that each such decision and any conditions thereon by Landlord was in fact unreasonable, and Landlord shall have the burden of proof in any attempt to rebut that presumption.

          17.12  Single Property.  Throughout the form of this Lease there are
                 ---------------
references to "Leased Properties". If, in fact, there is only one Leased Property being leased hereunder, all such references shall, without further action, be deemed amended to refer solely to such Leased Property and all provisions relating to Leased Properties, including remedies applicable to only one Leased

Property, shall likewise be amended to the extent necessary, but only to the extent necessary, to give effect to the fact that there is only one Leased Property.

          17.13  Modification. This Lease may only be modified by a writing
                 ------------
signed by both Landlord and Tenant.

          17.14  Incorporation by Reference.  All schedules and exhibits
                 ---------------------------
referred to in this Lease are incorporated herein by reference.

          17.15  No Merger. As to each Leased Property, the surrender of this
                 ---------
Lease by Tenant or the cancellation of this Lease by agreement of Tenant and Landlord or the termination of this Lease on account of Tenant's default will not work a merger, and will, at Landlord's option, terminate any subleases or operate as an assignment to Landlord of any subleases. Landlord's option under this paragraph will be exercised by notice to Tenant and all known subtenants of such Leased Property.

          17.16  Force Majeure. Landlord, its agents and employees, will not be
                 -------------
liable for any loss, injury, death, or damage (including consequential damages) to persons, property, or Tenant's Business occasioned by theft, act of God, public enemy, injunction, riot, strike, insurrection, war, court order, requisition, order of governmental body or authority, fire, explosion, falling objects, steam, water, rain or snow, leak or flow of water (including water from the elevator system), rain or snow from any Leased Property or into any Leased Property or from the roof, street, subsurface or from any other place, or by dampness or from the breakage, leakage, obstruction, or other defects of the pipes, sprinklers, wires, appliances, plumbing, air conditioning, or lighting fixtures of any Leased Property, or from construction, repair, or alteration of any Leased Property or from any acts or omissions of any other occupant or visitor of any Leased Property, or from the release, emission, discharge, presence or disposal of any hazardous substance or material on or from any Leased Property, or from any other cause beyond Landlord's control.

          17.17  Laches.  No delay or omission by either party hereto to
                 ------
exercise any right or power accruing upon any noncompliance or default by the other party with respect to any of the terms hereof shall impair any such right or power or be construed to be a waiver thereof.

          17.18  Waiver of Jury Trial. To the extent that there is any claim by
                 --------------------
one party against the other that is not to be settled by arbitration as provided in Article XIV hereof, Landlord and Tenant waive trial by jury in any action, proceeding or counterclaim brought by either of them against the other on all matters arising out of this Lease or the use and occupancy of any Leased Property (except claims for personal injury or property damage). If Landlord commences any summary proceeding for nonpayment of Rent, Tenant will not interpose, and waives the right to interpose, any counterclaim in any such proceeding.

          17.19  Permitted Contests. Tenant, on its own or on Landlord's behalf
                 ------------------
(or in Landlord's name), but at Tenant's expense, may contest, by appropriate legal proceedings conducted in good faith and with due diligence, the amount or validity or application, in whole or in part, of any Imposition or any legal requirement or insurance requirement or any lien, attachment, levy, encumbrance, charge or claim provided that: (a) in the case of an unpaid Imposition, lien, attachment, levy, encumbrance, charge or claim, the commencement and continuation of such proceedings shall suspend the collection thereof from Landlord and from the subject Leased Property; (b) neither the subject Leased Property nor any Rent therefrom nor any part thereof or interest therein would be in any immediate danger of being sold, forfeited, attached or lost; (c) in the case of a legal requirement, Landlord would not be in any immediate danger of civil or criminal liability for failure to comply therewith pending the outcome of such proceedings; (d) in the event that any such contest shall involve a sum of money or potential loss in excess of Twenty Five Thousand Dollars ($25,000), Tenant shall deliver to Landlord and its counsel an opinion of Tenant's counsel to the effect set forth in clauses (a), (b) and (c), to the extent applicable; (e) in the case of a legal requirement and/or an Imposition, lien, encumbrance, or charge, Tenant shall give such reasonable security as may be demanded by Landlord to insure ultimate payment of the same and to prevent any sale or forfeiture of a subject Leased Property or the Rent in respect thereof by reason of such nonpayment or noncompliance; provided, however, the provisions of this Section shall not be construed to permit Tenant to contest the payment of Rent (except as to contests concerning the method of computation or the basis of levy of any Imposition or the basis for the assertion of any other claim) or any other sums payable by Tenant to Landlord hereunder; (f) in the case of an insurance requirement, the coverage required by Article IV shall be maintained; and (g) if such contest be finally resolved against Landlord or Tenant, Tenant shall, as Additional Rent due hereunder, promptly pay the amount required to be paid, together with all interest and penalties accrued thereon, or comply with the applicable legal requirement or insurance requirement. Landlord, at Tenant's expense, shall execute and deliver to Tenant such authorizations and other documents as may be reasonably required in any such contest, and, if reasonably requested by Tenant or if Landlord so desires, Landlord shall join as a party therein. Tenant hereby agrees to indemnify and hold harmless Landlord, its officers, trustees, employees, shareholders, affiliates and agents from and against any and all demands, claims, causes of action, fines, penalties, damages (including punitive and consequential damages), losses, liabilities (including strict liability), judgments, costs and expenses (including, without limitation, attorneys' fees, court costs, and the costs set forth in Section 9.06) that may be incurred in connection with or arise from any such contest.

          17.20  Construction of Lease.  This Lease has been reviewed by
                 ---------------------
Landlord and Tenant and their respective professional advisors. Landlord and Tenant believe that this Lease is the product of all their efforts, that they express their agreement, and agree that they shall not be interpreted in favor of either Landlord or Tenant or against either Landlord or Tenant merely because of any party's efforts in preparing such documents.

          17.21  Counterparts. This Lease may be executed in duplicate
                 ------------
counterparts, each of which shall be deemed an original hereof or thereof.

          17.22  Relationship of Landlord and Tenant.  The relationship of
                 -----------------------------------
Landlord and Tenant is the relationship of lessor and lessee. Landlord and Tenant are not partners, joint venturers, or associates.

          IN WITNESS WHEREOF, the parties hereto have executed this Lease or caused the same to be executed by their respective duly authorized officers as of the date first set forth above.

                            CAPITAL AUTOMOTIVE L.P.

                            By: Capital Automotive REIT,
                                Its General Partner

                                By:
                                Its:

                            [                   ]


                            By:
                            Its:

               POHANKA LEASE AGREEMENT EXHIBITS AND SCHEDULES

                                   EXHIBITS

     A         Leased Properties
     B         Permitted Liens
     C         Base Annual Rent Schedule

                                   SCHEDULES

       2.02      Payment Account Information
       2.04      Base Annual Rent Adjustment
       5.07      Environmental Reports
       12.02     Material Agreements
       12.03     Changes in Condition
       15.02     Form of Subordination and Non-Disturbance Agreement

                                   EXHIBIT A
                                   ---------

                               LEASED PROPERTIES

        Lease            Lessees and Lessees Total Annual Initial Base                   Properties Covered
                         Rent for Leased Properties                                      by Lease
--------------------------------------------------------------------------------------------------------------
          1              Pohanka Auto Center, Inc. & Pohanka                             4601 St. Barnabas
                         Oldsmobile-GMC Truck, Inc.                                      Rd., Marlow
                                                                                         Heights, MD 20757
                         $483,486 + $__________*                                         (Tax Id. 06-
                                                                                         0590109)

                                                                                         4615 St. Barnabas
                                                                                         Rd., Marlow
                                                                                         Heights, MD 20757
                                                                                         (Tax Id. 06-
                                                                                         0590091)

                                                                                         4619 St. Barnabas
                         *Amount attributable to closing costs, as set forth in          Rd., Marlow
                         Section 7.5.1 of the Contribution Agreement, dated as           Heights, MD 20757
                         of November 21, 1997, relating to this Property.                (Tax Id. 06-
                                                                                         038205)

 -------------------------------------------------------------------------------------------------------------

                                  EXHIBIT A
                                  ---------

                               LEASED PROPERTIES

     Lease               Lessees and Lessees Total Annual Initial Base          Properties Covered
                         Rent for Leased Properties                             by Lease
------------------------------------------------------------------------------------------------------
       2                 Pohanka Hyundai, Inc.                                  4809 St. Barnabas
                                                                                Rd., Marlow
                         166,386 + $________*                                   Heights, MD 20757
                                                                                (Tax Id. 06-
                                                                                0590125)

                                                                                3407 Dallas
                                                                                Drive,
                                                                                Marlow Heights,
                                                                                MD 20757
                         *Amount attributable to closing costs, as              (Tax Id. 06-
                         set forth in Section 7.5.1 of the Contribution         0590117)
                         Agreement, dated as of November 21, 1997,
                         relating to this Property.

------------------------------------------------------------------------------------------------------

                                   EXHIBIT A
                                   ---------

                               LEASED PROPERTIES

     Lease               Lessees and Lessees Total Annual Initial Base          Properties Covered
                         Rent for Leased Properties                             by Lease
--------------------------------------------------------------------------------------------------------
       3                 Pohanka Imports, Inc.                                  4608 St. Barnabas Rd.,
                                                                                Marlow Heights, MD
                                                                                20757
                         395,571 + $_______*                                    (Tax Id. 06-0642140)

                         *Amount attributable to closing costs, as set
                         forth in  Section 7.5.1 of the Contribution
                         Agreement, dated as of November 21, 1997,
                         relating to this Property.
-----------------------------------------------------------------------------------------------

                                   EXHIBIT A
                                   ---------

                               LEASED PROPERTIES

     Lease               Lessees and Lessees Total Annual Initial Base          Properties Covered
                         Rent for Leased Properties                             by Lease
--------------------------------------------------------------------------------------------------------
       4                 Pohanka Oldsmobile-GMC Truck, Inc.                     4756 Stamp Rd.,
                                                                                Marlow Heights,
                         $94,500 + ________*                                    MD 20757
                                                                                (Id. No. 06-
                                                                                0605873)

                                                                                4764 Stamp Rd.,
                                                                                Marlow Heights,
                         *Amount attributable to closing costs, as set          MD 20757
                         forth in Section 7.5.1 of the Contribution             (Id. No. 06-
                         Agreement, dated as of November 21, 1997, relating      059247)
                         to this Property.

  ------------------------------------------------------------------------------------------------------

                                   EXHIBIT A
                                   ---------

                               LEASED PROPERTIES

     Lease               Lessees and Lessees Total Annual Initial Base          Properties Covered
                         Rent for Leased Properties                             by Lease
--------------------------------------------------------------------------------------------------------
       5                 Pohanka Virginia Properties                            16660 Governor
                                                                                Br. Rd., Bowie,
                         $434,500 + _________*                                  MD 20716
                                                                                (07-0801472)


                         *Amount attributable to closing costs, as set forth in Section 7.5.1 of the Contribution
                         Agreement, dated as of November 21, 1997, relating to this Property .

--------------------------------------------------------------------------------------------------------

                                  EXHIBIT A
                                  ---------

                               LEASED PROPERTIES

     Lease               Lessees and Lessees Total Annual Initial Base          Properties Covered
                         Rent for Leased Properties                             by Lease
---------------------------------------------------------------------------------------------------------
       6                 Pohanka of Chantilly, Inc.                              13901 Lee Jackson

                                                                                 Memorial
                         $354,750 + ____________*                                Highway,
                                                                                 Chantilly, VA
                                                                                 22021
                                                                                 (Id. 034-4-01-00-
                                                                                 0051)

                                                                                 13909 Lee Jackson
                                                                                 Memorial
                                                                                 Highway,
                         *Amount attributable to closing costs,                  Chantilly, VA
                         as set forth in Section 7.5.1 of the                    22021
                         Contribution Agreement, dated as of                     (Id. 034-4-01-00-
                         November 21, 1997, relating to this                     0050)
                         Property.
                                                                                 13909 Lee Jackson
                                                                                 Memorial
                                                                                 Highway,
                                                                                 Chantilly, VA
                                                                                 22021
                                                                                 (Id. 034-4-01-00-
                                                                                 0050-A)

 --------------------------------------------------------------------------------------------------------

                                   EXHIBIT A
                                   ---------

                               LEASED PROPERTIES
                               -----------------

     Lease               Lessees and Lessees Total Annual Initial Base               Properties Covered
                         Rent for Leased Properties                                  by Lease
-----------------------------------------------------------------------------------------------------------
       7                 Pohanka Auto West, Inc. & Pohanka Chevrolet-                13911 Lee Jackson
                         GEO, Inc. --                                                Memorial
                         $449,486 + _________*                                       Highway,
                                                                                     Chantilly, VA
                                                                                     22021
                                                                                     (Tax Id. 034-4-01-
                         *Amount attributable to closing costs, as set               00-0049)
                         forth in Section 7.5.1 of the Contribution
                         Agreement dated as of November 21, 1997,
                         relating to this Property.

 ----------------------------------------------------------------------------------------------------------

                                   EXHIBIT A

                               LEASED PROPERTIES

     Lease               Lessees and Lessees Total Annual Initial Base            Properties Covered
                         Rent for Leased Properties                               by Lease
--------------------------------------------------------------------------------------------------------
       8                 Pohanka Virginia Properties                              13915 Lee Jackson
                                                                                  Memorial
                         $623,789 + $_______*                                     Highway,
                                                                                  Chantilly, VA
                         *Amount attributable to closing costs, as set            20151
                         forth in Section 7.5.1 of the Contribution               (Tax Id. 034-4-01-
                         Agreement, dated as of November 21, 1997,                00-0053)
                         relating to this Property.

--------------------------------------------------------------------------------------------------------

                                   EXHIBIT A

                               LEASED PROPERTIES

     Lease               Lessees and Lessees Total Annual Initial Base            Properties Covered
                         Rent for Leased Properties                               by Lease
--------------------------------------------------------------------------------------------------------
       9                 Pohanka Auto Center, Inc.                                5200 Jefferson
                                                                                  Davis Highway,
                         $383,108 + _________*                                    Fredericksburg, VA
                                                                                  22408
                                                                                  (Id. 024-6-A10)

                                                                                  5200 Jefferson
                                                                                  Davis Highway,
                                                                                  Fredericksburg, VA
                                                                                  22408
                                                                                  (Id. 024-6-A20)

                         *Amount attributable to closing costs, as set            5200 Jefferson
                         forth in Section 7.5.1 of the Contribution               Davis Highway,
                         Agreement,dated as of November 21, 1997,                 Fredericksburg, VA
                         relating to this Property.                               22408
                                                                                  (Id. 024-6-A21)

  ---------------------------------------------------------------------------------------------

                                   EXHIBIT B
                                   ---------

                                PERMITTED LIENS

          To be in form and substance acceptable to Landlord and provided by Tenant on or before the Commencement Date.

                                   EXHIBIT C


                       INITIAL BASE ANNUAL RENT SCHEDULE

     See Exhibit A for Initial Base Annual Rent payments due on Leased Property.

                                 SCHEDULE 2.02
                                 -------------

                          PAYMENT ACCOUNT INFORMATION

     Wiring instructions for the Landlord's operating account are as follows:

     FIRST UNION NATIONAL BANK OF VIRGINIA
     CHARLOTTE, NC
     ABA# 051400549

     For Credit to:  CAPITAL AUTOMOTIVE REIT, Operating Account
                     Account # 2050000478240

                                 SCHEDULE 2.04
                                 -------------

                          BASE ANNUAL RENT ADJUSTMENT

     The Base Annual Rent shall be increased, effective as of the commencement of the third Lease Year and as of each subsequent odd-numbered Lease Year by an amount equal to fifty percent (50%) of the change in the Index during the immediately preceding one (1) year period; provided, however that,

          (a) in the event that the above-calculated adjustment is less than one percent (1%), such adjustment shall be equal to one percent (1%), and

          (b) in the event that the above-calculated adjustment is greater than two percent (2%), such adjustment shall be equal to two percent (2%).

NO. 1
                                  EXHIBIT 5.07

                             ENVIRONMENTAL REPORTS

1. Phase I Environmental Site Assessment for SATURN OF MARLOW HEIGHTS, PRINCE GEORGE'S COUNTY, MARYLAND (Prepared by G.M.T. Environmental Technologies, Inc., GMTI Project No. 97-EV-4091-D, Nov. 7, 1997).

2. Phase I Environmental Site Assessment for POHANKA OLDSMOBILE - GMC - ISUZU, PRINCE GEORGE'S COUNTY, MARYLAND (Prepared by G.M.T. Environmental Technologies, Inc., GMTI Project No. 97-EV-4091-C, Nov. 7, 1997).

NO. 2

                                  EXHIBIT 5.07

                             ENVIRONMENTAL REPORTS

 1. Phase I Environmental Site Assessment for POHANKA HYUNDAI - SUBARU, PRINCE GEORGE'S COUNTY, MARYLAND (Prepared by G.M.T. Environmental Technologies, Inc., GMTI Project No. 97-EV-4091-B2, Nov. 7, 1997).

NO. 3

                                  EXHIBIT 5.07

                             ENVIRONMENTAL REPORTS

 1. Phase I Environmental Site Assessment for POHANKA HONDA, PRINCE GEORGE'S COUNTY, MARYLAND (Prepared by G.M.T. Environmental Technologies, Inc., GMTI Project No. 97-EV-4091-B1, Nov. 7, 1997).

NO. 4

                                  EXHIBIT 5.07

                             ENVIRONMENTAL REPORTS

1. Phase I Environmental Site Assessment for POHANKA OLDSMOBILE - GMC BODY SHOP, PRINCE GEORGE'S COUNTY, MARYLAND (Prepared by G.M.T. Environmental Technologies, Inc., GMTI Project No. 97-EV-4091-B3, Nov. 7, 1997).

NO. 5

                                  EXHIBIT 5.07

                             ENVIRONMENTAL REPORTS

1. Phase I Environmental Site Assessment for SATURN OF BOWIE, PRINCE GEORGE'S COUNTY, MARYLAND (Prepared by G.M.T. Environmental Technologies, Inc., GMTI Project No. 97-EV-4091-E, Nov. 7, 1997).

NO. 6

                                  EXHIBIT 5.07

                             ENVIRONMENTAL REPORTS

1. Phase I Environmental Site Assessment for POHANKA LEXUS, FAIRFAX COUNTY, VIRGINIA (Prepared by G.M.T. Environmental Technologies, Inc., GMTI Project No. 97-EV-4091-A3, Nov. 7, 1997).

NO. 7

                                  EXHIBIT 5.07

                             ENVIRONMENTAL REPORTS

1. Phase I Environmental Site Assessment for POHANKA ACURA, FAIRFAX COUNTY, VIRGINIA (Prepared by G.M.T. Environmental Technologies, Inc., GMTI Project No. 97-EV-4091-A1, Nov. 7, 1997).

NO. 8

                                  EXHIBIT 5.07

                             ENVIRONMENTAL REPORTS

1. Phase I Environmental Site Assessment for WEIDLEIN PROPERTY, FAIRFAX COUNTY, VIRGINIA (Prepared by G.M.T. Environmental Technologies, Inc., GMTI Project No. 97-EV-4091-A4, Nov. 7, 1997).

2. Phase I Environmental Site Assessment for POHANKA CHEVROLET, FAIRFAX COUNTY, VIRGINIA (Prepared by G.M.T. Environmental Technologies, Inc., GMTI Project No. 97-EV-4091-A2, Nov. 7, 1997).

NO. 9

                                  EXHIBIT 5.07

                             ENVIRONMENTAL REPORTS

1. Phase I Environmental Site Assessment for POHANKA NISSAN - CADILLAC - OLDSMOBILE -HYUNDAI, SPOTSYLVANIA COUNTY, VIRGINIA (Prepared by G.M.T. Environmental Technologies, Inc., GMTI Project No. 97-EV-4091-F, Nov. 7,
     1997).

                                 SCHEDULE 12.02

                              MATERIAL AGREEMENTS
                              -------------------

     To be in form and substance acceptable to Landlord and provided by Tenant on or before the Commencement Date.

                                 SCHEDULE 9.19
                                 -------------

                              CHANGES IN CONDITION

     To be in form and substance acceptable to Landlord and provided by Tenant on or before the Commencement Date.

                                 SCHEDULE 15.02
                                 --------------

       See attached Form of Subordination and Non-Disturbance Agreement.

                                                                            Form

                  SUBORDINATION AND NON-DISTURBANCE AGREEMENT
                  -------------------------------------------


     THIS AGREEMENT is made as of this ___ day of __________, 1997, among _____________, a ___________ organized under the laws of the State of
_____________ ("Lender"), __________________ ("Tenant"), and CAPITAL AUTOMOTIVE
L.P., a Delaware limited partnership ("Landlord").

                                  WITNESSETH:
                                  -----------

     WHEREAS, Landlord and Tenant have entered into a certain Lease, dated ____________________ , which lease and all amendments, modifications, assignments, subleases and other agreements related thereto are attached hereto as Exhibit A and incorporated herein by this reference (collectively, the
   ---------
"Lease"), which Lease relates to the premises described therein (the "Premises"), and

     WHEREAS, Lender has made or has committed to make a first mortgage loan to Landlord in the principal amount not to exceed $_________ (the "Loan"), the Loan being secured by a mortgage, deed of trust or security deed (collectively, the "Mortgage") and an assignment(s) of leases and rents from Landlord to Lender covering the Premises; and

     WHEREAS, Tenant has agreed that the Lease shall be subject and subordinate to the Mortgage held by Lender, provided Tenant is assured of continued occupancy of the Premises under the terms of the Lease;

     NOW, THEREFORE, for and in consideration of the mutual covenants herein contained, the sum of Ten Dollars ($10.00) and other good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged, and notwithstanding anything in the Lease to the contrary, it is hereby agreed as follows:

     1.   SUBORDINATION OF LEASE.  Lender, Tenant and Landlord do hereby
          ----------------------
covenant and agree that the Lease with all rights, options, liens and charges created thereby, is and shall continue to be subject and subordinate in all respects to the Mortgage and to any renewals, modifications, consolidations, replacements and extensions thereof and to all advancements made thereunder.

     2.   NONDISTURBANCE OF TENANT.  Lender does  hereby agree with Tenant that,
          ------------------------
in the event Lender becomes the owner of the Premises by foreclosure, conveyance in lieu of foreclosure or otherwise, so long as Tenant complies with and performs its obligations under the Lease, (a) Lender will take no action which will interfere with or disturb Tenant's possession or use of the Premises or other rights under the Lease, and (b) the Premises shall be subject to the Lease and Lender shall recognize Tenant as the tenant of the Premises for the remainder of the terms of the Lease in accordance with the provisions thereof, provided, however, that Lender shall not be subject to any offsets or defenses which Tenant might have against any prior landlord except those which arose under the provisions of the Lease out of such landlord's default and accrued after Tenant had notified Lender and given Lender the opportunity to cure same as hereinbelow provided, nor shall Lender be liable for any act or omission of any prior landlord, nor shall Lender be bound by any rent or additional rent which Tenant might have paid for more than the current month to any prior landlord nor shall it be bound by any amendment or modification of the Lease made without its consent.

     3.   ATTORNMENT BY TENANT.  Tenant does hereby agree with Lender that, in
          --------------------
the event Lender becomes the owner of the Premises by foreclosure, conveyance in lieu of foreclosure or otherwise, then Tenant shall attorn to and recognize Lender as the landlord under the Lease for the remainder of the term thereof, and Tenant shall perform and observe its obligations thereunder, subject only to the terms and conditions of the Lease. In such event, Lender shall not be liable for any act or omission of any prior landlord, liable for return of the security deposit unless same was actually delivered to Lender, bound by any amendment to or assignment of the Lease made without its consent, bound by any rent paid more than thirty (30) days in advance, or be subject to any set-off or defense Tenant might have had against any prior landlord. Tenant further covenants and agrees to execute and deliver upon request of Lender or its assigns, an appropriate Agreement of Attornment to Lender and any subsequent titleholder of the Premises.

     4.   ACKNOWLEDGMENT OF ACQUISITION RIGHTS. Lender acknowledges that Tenant
          ------------------------------------
has certain purchase rights under the lease. So long as Tenant complies with the provisions of the Lease, Lender acknowledges that Tenant may exercise such rights and Lender will honor such rights so long as Tenant pays the acquisition price to Lender or otherwise obtains a release from Lender.

     5.   CURATIVE RIGHTS, MODIFICATION OF LEASE, AND ADVANCE PAYMENT OF RENT.
          -------------------------------------------------------------------
So long as the Mortgage remains outstanding and unsatisfied:

     (a) Tenant will mail or deliver to Lender, at the address and in the manner hereinbelow provided, a copy of all notices permitted or required to be given to the Landlord by Tenant under and pursuant to the terms and provisions of the Lease. At any time before the rights of the Landlord shall have been forfeited or adversely affected because of any default of the Landlord, or within the time permitted the Landlord for curing any default under the Lease as therein provided, Lender may, but shall have no obligation to, pay any taxes and assessment s, make any repairs and improvements, make any deposits or do any other act or thing required of the Landlord by the terms of the Lease; and all payments so made and all things so done and performed by Lender shall be as effective to prevent the rights of the Landlord from being forfeited or adversely affected because of any default under the Lease as the same would have been if done and performed by the Landlord.

     (b) Tenant will not consent to the modification of the Lease, nor to the termination thereof, without the prior written consent of Lender, such consent not to be unreasonably withheld or delayed, nor will Tenant pay any rent under the Lease more than thirty (30) days in advance.

                                                                            Form

     6.   CONSENT TO ASSIGNMENT.  Tenant acknowledges that Landlord will execute
          ---------------------
and deliver to Lender an assignment of the Lease as security for the Loan, and Tenant hereby expressly consents to such assignment.

     7.   LIMITATION OF LIABILITY.  So long as Lender complies with its
          -----------------------
obligations hereunder, Lender shall have no liability whatsoever hereunder prior to becoming the owner of the Premises; and Tenant agrees that if Lender becomes the owner of the Premises, Tenant shall look solely to the estate or interest of Lender in the Premises for satisfaction of any obligation which may be or become owing by Lender to Tenant hereunder or under the Lease.

     8.   LANDLORD AND TENANT CERTIFICATIONS.  Landlord and Tenant hereby
          ----------------------------------
certify to Lender that the Lease has been duly executed by Landlord and Tenant and is in full force and effect, that the Lease and any modifications and amendments specified herein are a complete statement of the agreement between Landlord and Tenant with respect to the leasing of the Premises, and the Lease has not been modified or amended except as specified herein; that to the knowledge of Landlord and Tenant, no party to the Lease is in default thereunder; that no rent under the Lease has been paid more than thirty (30) days in advance of its due date; and that Tenant, as of this date, has no charge, lien or claim of offset under the Lease, or otherwise, against the rents or other charges due or to become due thereunder.

     9.   TENANT ESTOPPEL CERTIFICATIONS.  With the knowledge that Lender, as
          ------------------------------
beneficiary of the mortgage encumbering the premises, will place substantial reliance thereon in connection with the closing and funding of the Loan, Tenant hereby makes the following certifications:

     (a) The term of the Lease commenced on ________, 19__, and will terminate on ______________.

     (b) The Lease, as described above, has not been modified, amended, assigned or subleased except as set forth in Exhibit A attached hereto, and is
                                             ---------
in good standing and in full force and effect.

     (c) The Lease provides for rental payments over the term of the Lease, all as specifically provided in the Lease. No rent under the Lease has been paid more than thirty (30) days in advance of the due date of same. For the year ____, monthly payments, which are due on the first (1st) day of each month, are as follows:


Basic Rent -        $________

                                                                            Form

     Payment of the above amount was timely made for the months of ______, ___and _____, ____, and the next payment of the above amount will be due on
________, ____. In addition to the above amount, certain additional sums are due to Landlord from Tenant under the Lease, all as specifically set forth in the Lease.

     (d)  Tenant has paid a security deposit under the Lease.

     (e) Except as stated on the attached Exhibit B, to Tenant's knowledge there are no defaults by Landlord under the Lease and there are no existing circumstances which, with the passage of time, or notice, or both, would give rise to a default under the Lease.

     (f) Tenant has accepted and is occupying the Premises, and Landlord has no unperformed obligation under the Lease to construct any improvements for the Tenant related to the Premises.

     (g) Except as stated on the attached Exhibit B, Tenant has no charge, lien, claim of set-off or defense against rents or other charges due or to become due under the Lease or otherwise under any of the terms, conditions, or covenants contained therein.

     (h) Except as stated on the attached Exhibit B, Tenant has received no notice from any insurance company of any defects or inadequacies in the Premises or in any part thereof which would adversely affect the insurability of the Premises.

     (i) Except as provided in the Lease, Tenant does not have any right or option to purchase the Premises.

     (j) Except as provided in the Lease, Tenant does not have any rights or options to renew the Lease or to lease additional space in any building owned by the Landlord.

     10.  TENANT COVENANTS.
          ----------------

     (a) From and after the date hereof, Tenant will not pay any rent under the Lease more than thirty (30) days in advance of its due date.

     (b) From and after the date hereof, so long as there shall be any assignment of Landlord's interest in the Lease to Lender, or any successor thereto, Tenant will not: consent to the modification of the Lease nor to the termination thereof without the prior written consent of the Lender or any successor holder of the Loan or the Mortgage which consent shall not be unreasonably withheld or delayed (either of them being called "Mortgagee"), nor seek to terminate the Lease by reason of any act or omission of Landlord until Tenant shall have given written notice of such act

                                                                            FORM

or omission to such Mortgagee's last address furnished Tenant) and until a reasonable period of time shall have elapsed following the giving of such notice, during which period the Mortgagee shall have the right, but not the obligation, to remedy such act or omission.

          (c) Upon written notice of the default by Landlord under any of the loan documents held by Mortgagee and assignment of the Landlord's interest under the Lease by Landlord to Mortgagee, Tenant, if Mortgagee so requests, will recognize such Mortgagee as the Landlord under the Lease and will thereafter pay rent and other sums to Mortgagee (or to the party designated by the Mortgagee in writing) in accordance with the terms of the Lease, and, in such event, such Mortgagee will not be liable for any act or omission of any prior lessor, liable for return of the security deposit unless same was actually delivered to Mortgagee, bound by any amendment to or assignment of the Lease made without its consent, bound by any rent paid more than thirty (30) days in advance, or be subject to any set-off or defense Tenant might have had against any prior lessor.

          11.  NOTICES. Unless and except as otherwise specifically provided
               -------
herein, any and all notices, elections, approvals, consents, demands, requests and responses thereto ("Communications") permitted or required to be given under this Agreement shall be in writing, signed by or on behalf of the party giving the same, and shall be deemed to have been properly given and shall be effective upon the earlier of receipt thereof or three (3) days after deposit thereof in the United States mail, postage prepaid, certified with return receipt requested, to the other party at the address of such other party set forth hereinbelow or at such other address within the continental United States as such other party may designate by notice specifically designated as a notice of change of address and given in accordance herewith; provided, however, that the time period in which a response to any Communication must be given shall commence on the date of receipt thereof, and provided further that no notice of change of address shall be effective with respect to Communications sent prior to the third day after receipt of such change. Receipt of Communications hereunder shall occur upon actual delivery (whether by mail, messenger, courier service, or otherwise) to an individual party or to an officer, member, or general or limited partner of a party or to any agent or employee of such party at the address of such party set forth hereinbelow, subject to change as provided hereinabove. An attempted delivery in accordance with the foregoing, acceptance of which is refused or rejected, shall be deemed to be and shall constitute receipt; and an attempted delivery in accordance with the foregoing by mail, messenger, or courier service (whichever is chosen by the sender) which is not completed because of changed address of which no notice was received by the sender in accordance with this provision prior to the sending of the

                                                                            Form

Communication shall also be deemed to be and constitute receipt. Any Communication, if given to Lender, must be addressed as follows, subject to change as provided hereinabove:

_____________________________________________
_____________________________________________

and, if given to Tenant, must be addressed as follows, subject to change as provided hereinabove:

                     ________________________
_____________________________________________
_____________________________________________

and, if given to Landlord, must be addressed as follows, subject to change as provided hereinabove:

                     Capital Automotive, L.P.

_____________________________________________
_____________________________________________

     12.  MISCELLANEOUS.  This Agreement shall be binding upon and inure to the
          -------------
benefit of the parties hereto and their respective heirs, legal representatives, successors, successors-in-title and assigns. When used herein, the term "Landlord" or "landlord" refers to Landlord and to any successor to the interest of Landlord under the Lease.


                     [THIS SPACE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement under seal as of the date first above written.

                                            LENDER:

Signed, sealed and delivered
in the presence of:                    By:
                                            Title:

_____________________________          _______________________________
Witness
                                           (CORPORATE SEAL)



                                                       TENANT:

Signed, sealed and delivered
in the presence of:                    By:
                                            Title:

_____________________________          _______________________________
Witness                                (CORPORATE SEAL)

                                                       LANDLORD:

Signed, sealed and delivered
in the presence of:                    By:
                                            Title:

_____________________________          _______________________________
Witness                                (PARTNERSHIP SEAL)

                                                                            Form


                                   EXHIBIT A


Lease Dated __________ from ________________ to _______________ with Exhibit A attached, all in the form attached hereto as Attachment to Exhibit A.
                                             ------------------------

                                                                            Form

County of  _________________________:
                                            SS:
State of ___________________________:

     This is to certify that on this ____ day of ________, 1997, personally appeared before me, a notary public of the County (City) aforesaid, known to me (or satisfactorily identified to me) to be the individual signing on behalf of Lender in the capacity stated by his signature, and that he acknowledged the within document to be the act and deed of the Lender.



                                            ____________________________________
                                            Notary Public

                                            My commission expires:

                                                                            Form


County of  __________________________:
                                            SS:
State of ____________________________:

     This is to certify that on this ____ day of _________, 1997, personally appeared before me, a notary public of the County (City) aforesaid, known to me (or satisfactorily identified to me) to be the individual signing on behalf of Tenant in the capacity stated by his signature, and that he acknowledged the within document to be the act and deed of the Tenant.



                                            ____________________________________
                                            Notary Public

                                            My commission expires:

                                                                            Form

County of ____________________________
                                            SS:
State of _____________________________

     This is to certify that on this ____ day of _______, 1997, personally appeared before me, a notary public of the County (City) aforesaid, known to me (or satisfactorily identified to me) to be the individual signing on behalf of Landlord in the capacity stated by his signature, and that he acknowledged the within document to be the act and deed of the Landlord.


                                            ___________________________________
                                            Notary Public

                                            My commission expires:

                                EXHIBIT 4.4(c)

                     GUARANTY AND SUBORDINATION AGREEMENT


     THIS GUARANTY AND SUBORDINATION AGREEMENT (this "Agreement"), made as of the ______ day of _________, 19__, by ______________ , a _______________
corporation ("Guarantor"), in favor of Capital Automotive, L.P., a Delaware limited partnership ("Landlord").

                                  WITNESSETH:
                                  ----------

     WHEREAS, Landlord has this day entered into a lease (the "Lease") of certain Properties identified on Schedule A hereto (individually a "Property"
and collectively the "Properties") with    ____________, a ________________
corporation ("Tenant"), this Agreement being attached to the Lease;

     WHEREAS, Tenant is a subsidiary [affilate] of Guarantor; and

     WHEREAS, Landlord has required, as a condition to entering into the Lease, Guarantor to be a guarantor of each and every obligation imposed upon Tenant by the Lease.

     NOW, THEREFORE, to induce Landlord to enter into the Lease and in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Guarantor, for itself, its successors and assigns, hereby covenants and agrees for the benefit of Landlord, as follows:

     1.   Guaranty.  Guarantor does hereby unconditionally and irrevocably
          --------
guarantee to Landlord the full, complete and timely performance of all obligations imposed on Tenant by the terms of the Lease, including, but not limited to, the full, complete and timely payment of rent and all other sums due by Tenant under the Lease, and the payment as required by the Lease of all damages to Landlord which may result from Tenant's breach of any provision of the Lease, including, but not limited to, those relating to damage to any Property or the leased premises.

     2.   Guaranty of Payment and Performance. Guarantor acknowledges and agrees
         ------------------------------------
that this is a guaranty of payment and performance and not mere collection. The liability of Guarantor under this Agreement shall be direct and immediate and not conditional or contingent upon the pursuit of any remedies against Tenant or any other person or entity. Guarantor waives any right to require that an action be brought against Tenant or any other person or entity. In the event, on account of the Bankruptcy Reform Act of 1978, as amended, or any other debtor relief law (whether statutory, common law, case law or otherwise) of any jurisdiction whatsoever, now or hereafter in effect, which may be or become applicable, Tenant shall be relieved of the Lease or any debt, obligation or liability as provided in the Lease, Guarantor shall nevertheless be fully liable for the complete and timely performance of all obligations imposed on Tenant by the Lease throughout the entire term of the Lease, all to the same extent as if Guarantor had been the original tenant thereunder and the Lease shall be deemed unaffected by any such relief granted to Tenant. In the event of a default under the Lease which is not cured within any applicable grace or cure period, Landlord shall have the right to enforce its rights, powers and remedies thereunder or hereunder, in any order to the maximum extent permitted by law, and all rights, powers and remedies provided thereunder or hereunder or by law or in equity. If the obligations guaranteed hereby are partially performed, paid or discharged by reason of the exercise of any of the remedies available to Landlord, this Agreement shall nevertheless remain in full force and effect, and Guarantor shall continue to be liable for all remaining obligations guaranteed hereby, even though any rights which Guarantor may have against Tenant may be destroyed or dismissed by the exercise of any such remedy.

     3.   Waivers by Guarantor. To the extent permitted by law, Guarantor hereby
          --------------------
waives and agrees not to assert or take advantage of:

          (a) Any right to require Landlord to proceed against Tenant or any other person or entity or to proceed against or exhaust any security held by Landlord at any time or to pursue any other remedy in Landlord's power or under any other agreement before proceeding against Guarantor;

          (b) Any defense that may arise by reason of the incapacity, lack of authority, death or disability of any other person or persons or the failure of Landlord to file or enforce a claim against the estate (in administration, bankruptcy or any other proceeding) of any other person or persons:

          (c)  Any defense based upon an election of remedies by Landlord;

          (d) Any right or claim or right to cause a marshaling of the assets of Tenant or Guarantor;

          (e) Any invalidity, irregularity or unenforceability, in whole or in part, of any one or more provisions of the Lease;

          (f) Any modification of the Lease or of any obligation of Tenant thereunder by amendments to the Lease, by waivers granted by Landlord or by operation of law or by action of any court, whether pursuant to the Bankruptcy Reform Act of 1978, as amended, or any other debtor relief law (whether statutory, common law, case law or otherwise) of any jurisdiction whatsoever, now or hereafter in effect, or otherwise.

     4.   Subordination.  Guarantor and those parties signing below for the
          -------------
purpose of being bound by this Section 4 (collectively, "Section 4 Signers) hereby unconditionally and irrevocably subordinate (i) all payments due or to become due by Tenant to the Section 4 Signers, or any of them, by reason of any and all debts or other obligations, including the obligation to pay salaries or other compensation (collectively "Debt Payments") and (ii) the receipt of all dividends or other distributions of any kind or nature (collectively, "Distributions") to the payment of all sums due or to become due by Tenant to Landlord under the Lease, including the payment of Rent and all damages due by reason of Tenant's breach of the Lease; provided, however, that for so long as there shall be no existing Event of Default under the Lease, after the payment of each monthly installment of Rent, the Section 4 Signers shall be entitled to receive Debt Payments due for such month.

     5.   General Provisions.
          ------------------

          (a)  Survival.  This Agreement shall be deemed to be continuing in
               --------
nature and shall remain in full force and effect and shall survive the exercise of any remedy by Landlord under the Lease;

          (b)  No Subrogation; No Recourse Against Landlord. Notwithstanding the
               --------------------------------------------
satisfaction by Guarantor of any liability hereunder, Guarantor's rights of subrogation, contribution, reimbursement or indemnity, if any, or any right of recourse to or with respect to the assets or property of Tenant, shall be subject and subordinate to the rights of Landlord. Guarantor expressly agrees not to exercise any and all rights of subrogation against Landlord.

          (c)  Entire Agreement; Amendment; Severability.  This Agreement
               -----------------------------------------
contains the entire agreement between the parties respecting the matters herein set forth and supersedes all prior agreements, whether written or oral, between the parties respecting such matters. Any amendments or modifications hereto, in order to be effective, shall be in writing and executed by Landlord and Guarantor. A determination that any provision of this Agreement is unenforceable or invalid shall not affect the enforceability or validity of any other provision, and any determination that the application of any provision of this Agreement to any person or circumstance is illegal or unenforceable shall not affect the enforceability or validity of such provision as it may apply to any other persons or circumstances.

          (d)  Governing Law: Binding Effect; Waiver of Acceptance.  This
               ---------------------------------------------------
Agreement shall be governed by and construed in accordance with the laws of the State of Virginia without regard to conflicts of laws principles thereof. This Agreement shall bind Guarantor, it successors and assigns (but in the event of an assignment, Guarantor shall not be relieved of its obligations hereunder), and shall inure to the benefit of Landlord, its successors and assigns. Guarantor hereby waives any acceptance of this Agreement by Landlord and this Agreement shall immediately be binding upon Guarantor.

          (e)  Notice. All notices, demands, requests or other communications to
               ------
be sent by one party to the other hereunder or required by law shall be in writing and shall be deemed to have been validly given or served by delivery of the same in person to the intended addressee, or certified mail or by depositing the same with Federal Express or another reputable private courier service for next business day delivery to the intended addressee at its address set forth in the last section of this Agreement or at such other address as may be designated by such party as herein provided. All notices, demands and requests shall be effective upon such personal delivery, or one (1) business day after being deposited with the private courier service, or two (2) business days after being deposited in the United States mail as required above. Rejection or other refusal to accept or the inability to deliver because of changed address of which no notice was given as herein required shall be deemed to be receipt of the notice, demand or request sent. By giving to the other party hereto at least seven (7) days' prior written notice thereof in accordance with the provisions hereof, each party shall have the right from time to time to change their respective addresses and each shall have the right to specify as its address any other address within the United States of America.

          (f)  No Waiver; Time of Essence.  The failure of either party to
               --------------------------
enforce any of the respective rights or remedies hereunder, or to promptly enforce any such rights or remedies, shall not constitute a waiver thereof nor give rise to any estoppel against such party nor excuse any of the parties hereto from their respective obligations hereunder. Any waiver of such right or remedy must be in writing and signed by the party to be bound and must expressly state that such right or remedy has been or thereby is waived. This Agreement is subject to enforcement at law or in equity, including actions for damages or specific performance. Time is of the essence hereof.

          (g)  Captions for Convenience.  The captions and headings of the
               ------------------------
section and paragraphs of this Agreement are for convenience of reference only and shall not be construed in interpreting the provisions hereof.

          (h)  Attorney's Fees.  In the event it is necessary for Landlord to
               ---------------
retain the services of an attorney or any other consultants in order to enforce this Agreement, or any portion hereof, Guarantor shall promptly pay to Landlord any and all costs and expenses, including, without limitation, attorney's fees, incurred by Landlord as a result thereof and such costs, fees and expenses shall be included in the costs of the case to the extent the Landlord wins the issue under contest.

          (i)  Successive Actions.  Separate and successive actions may be
               ------------------
brought hereunder to enforce any of the provisions hereof at any time and from time to time. No action hereunder shall preclude any subsequent action, and Guarantor hereby waives any covenants to the maximum extent permitted by law not to assert any defense in the nature of splitting of causes of action or merger of judgments.

          (j)  Reliance.  Landlord would not enter into the Lease without this
               --------
Agreement. Accordingly, Guarantor intentionally, irrevocably and unconditionally enters into the covenants and agreements as set forth above and understand that, in reliance upon and in consideration of such covenants and agreements, the Lease has been made.

     4.   Notices:  The following addresses shall be used for notice purposes:
          -------

          If to Landlord:

          __________________________
          __________________________
          __________________________

               With copies to:

          _________________________
          _________________________
          _________________________

          _________________________
          _________________________
          _________________________

     IN WITNESS WHEREOF, Guarantor has executed this Agreement under seal as of the day and year first above written:

                                       GUARANTOR:

ATTEST/WITNESS:                        ________________________________
________________________________       By: ____________________________
Name:___________________________       Name: __________________________
Title:__________________________       Title:__________________________

                               Exhibit 7.2.1(i)
                               ----------------

                            CAPITAL AUTOMOTIVE L.P.
                     UNITS OF LIMITED PARTNERSHIP INTEREST
                     CONFIDENTIAL PURCHASER QUESTIONNAIRE
                               (NATURAL PERSONS)


Capital Automotive L.P.
1925 North Lynn Street
Suite 306
Arlington, Virginia 22209

          The information contained in this Investor Questionnaire is being furnished in order to determine whether the undersigned is accredited to purchase units of limited partnership interest (the "Units") of Capital Automotive L.P. (the "Partnership") pursuant to the Agreement of Contribution of Interests dated November __, 1997 (the "Contribution Agreement"), by and among the persons and entities named on Schedule I hereto consisting of all of the
                                  ----------
owners of an interest in any of the Properties (as hereafter defined) (each individually, a "Purchaser" and collectively, the "Purchasers"), and Capital Automotive REIT, a Maryland real estate investment trust (the "Company"), and the Partnership.

          ALL INFORMATION CONTAINED IN THIS INVESTOR QUESTIONNAIRE WILL BE TREATED CONFIDENTIALLY. Any offer or sale to any Purchaser will be made by the Partnership. You understand, however, that the Company may be required to present this Investor Questionnaire to such parties as it deems appropriate if called upon to establish that the proposed offer and sale of the Units are exempt from registration under the Securities Act of 1933, as amended (the "Securities Act"), or applicable state securities or blue sky laws or if otherwise required. Further, the undersigned understands that the offering and sale of the Units may be required to be reported to the Securities and Exchange Commission and reported or registered under applicable state securities or blue sky laws.

Name(s) of Purchaser(s):/*/
                        --
                                    (1)
                                    ___________________________________________

                                    (2)
                                    ___________________________________________

_______________________

/*/  If there is more than one Purchaser (other than husband and wife), a
--
separate Confidential Purchaser Questionnaire must be completed for each such Purchaser and attached to this Confidential Purchaser Questionnaire.

1.   Background Information.

     a.   Home Address:____________________________________________________


                       ____________________________________________________

     b.   Home Telephone:__________________________________________________

     c.   Social Security #s:______________________________________________

     d.   U.S. Citizen:       ___________ Yes ________ No

     e.   Occupation:______________________________________________________

     f.   Employer:________________________________________________________

     g.   Bus. Address:____________________________________________________

     h.   Bus. Telephone:__________________________________________________

     i.   Age:_____________________________________________________________

     j.   Send Mail to:       _______ Home _______ Office
          Other:    __________________________________________

     k.   State your education and degrees earned:

               Degree                School                   Year

     _____________________________________________________________

     _____________________________________________________________


     l.   Do you currently own securities or other types of investments?
_________

     _____________________________________________________________

     m. Do you have means of providing for your needs and personal contingencies?

     _____________________________________________________________

     n. Do you have a preexisting business relationship with the person who contacted you in connection with the offering of the Units?

     _____________________________________________________________

2.   Type of Ownership.

     Indicate type of ownership you intend to subscribe for (if other than for a single individual):

     ______  Individual

     ______  Joint Tenants with Rights of Survivorship

     ______  Tenants in Common

     ______  Tenants by the Entirety

3.   Purchaser Suitability.

     Please indicate whichever of the following (if any) certifications apply to you by initialing the appropriate space:

          (i) I certify that I am an "accredited investor" because I have an individual net worth/**/ (or joint net worth with my spouse) in excess of
                         ---
     $1,000,000.

          Yes___    No___

          (ii) I certify that I am "accredited investor" because I had an individual income (not including any amounts attributable to my spouse or to property owned by my spouse) of more than $200,000 in each of the previous two calendar years and I reasonably expect to reach the same income level in the current year.

          Yes ____  No ____

______________________________

/**/ For purposes of this Questionnaire, a purchaser's "net worth" is equal to
---
the excess of total assets at fair market value over total liabilities. Net worth may include the equity value (i.e., current appraised value less mortgage indebtedness) of real property owned by the Purchaser.

          (iii) I certify that I am an "accredited investor" because I had a joint income with my spouse in excess of $300,000 in each of the previous two calendar years and I reasonably expect to reach the same income level in the current year.

          Yes ____  No ____


4.   The Purchaser hereby acknowledges and represents and warrants that:

     1. (a) He/she has read and understands the risks associated with an investment in the Units and understands those risks, (b) the information contained in this Investor Questionnaire is true, complete and accurate as of the date hereof, and (c) he/she will contact Capital Automotive REIT immediately if any material change in any of this information occurs.

     2. The Units will be acquired for the Purchaser's own account for investment, and not for distribution or resale to others. The Purchaser agrees that it will not sell or otherwise transfer the Units unless any third party consents as required are first obtained and unless the securities are registered under the Securities Act, and under applicable state securities laws or unless an exemption from such registration is available. There is no market for the Units and none is expected to develop.

     3. All documents, records and books pertaining to this investment have been made available to the Purchaser and his/her respective attorney, accountant or investment representative; the Partnership has provided answers to all of his/her or their questions concerning the offering and an investment in the Partnership; and the books and records of the Partnership will be available upon reasonable notice for inspection during normal business hours of the Partnership at the Partnership's principal place of business.

_____4.   The Purchaser has such knowledge and experience in financial and business matters in general and in particular with respect to this type of investment that it is, he/she is capable of evaluating the merits and risks of an investment in the Partnership, and will be able to bear the financial risks of this investment for an indefinite period of time.

     5. The Purchaser has discussed with his/her investment representative, lawyer, accountant or tax advisor, as applicable, the suitability of an investment in the Partnership for its particular tax and financial situation.

     6. The Purchaser is acquiring the Units without being furnished any offering.

     7. The Purchaser has kept confidential all information furnished to them by or on behalf of the Partnership and has not provided the same to anyone other than their agents (including counsel and accountants) on a need to know basis.


5.   Reliance by Partnership.

     I understand that the Partnership will be relying on the accuracy and completeness of my responses to the foregoing questions and I represent, warrant and covenant to the Partnership as follows:

     1. I/We certify under the penalties of perjury that the social security number provided below and information provided with respect to Section 3406(a)(1)(C) of the Internal Revenue Code is true, correct and complete; and

     2. The answers to the above questions are complete and correct and may be relied upon by the Partnership in determining whether the offering in connection with which I have executed this Questionnaire is exempt from registration under the Securities Act and applicable state securities laws; and hereby agree to indemnify the Partnership and its partners, affiliates, agents, employees and control persons, and hold each of them harmless against any and all loss, damages, liability or expense, including reasonable attorney's fees, which they or any of them may suffer, sustain or incur by reason of or in connection with any misrepresentation or breach of warranty or agreement made by the undersigned under this Investor Questionnaire or in connection with the sale or distribution by the undersigned of the Units purchased by the undersigned pursuant hereto in violation of the Securities Act or any other applicable law.

__________________________________________________
(please print the exact name(s) and title in which the Units should be issued)

     (Signature of Purchaser)

__________________________________________

     (Name Typed or Printed)

__________________________________________

     (Date)

__________________________________________

     (Signature of Co-Purchaser)

__________________________________________


     (Name Typed or Printed)

__________________________________________

                            CAPITAL AUTOMOTIVE L.P.
                     UNITS OF LIMITED PARTNERSHIP INTEREST
                      CONFIDENTIAL PURCHASER QUESTIONNAIRE
                                   (ENTITIES)


Capital Automotive L.P.
1925 North Lynn Street
Suite 306
Arlington, Virginia 22209

     The information contained in this Investor Questionnaire is being furnished in order to determine whether the undersigned is accredited to purchase units of limited partnership interest (the "Units") of Capital Automotive L.P. (the "Partnership") pursuant to the Agreement of Contribution of Interests dated November __, 1997 (the "Contribution Agreement"), by and among the persons and entities named on Schedule I hereto consisting of all of the owners of an
                  ----------
interest in any of the Properties (as hereafter defined) (each individually, a "Purchaser" and collectively, the "Purchasers"), and Capital Automotive REIT, a Maryland real estate investment trust (the "Company"), and the Partnership.

     ALL INFORMATION CONTAINED IN THIS INVESTOR QUESTIONNAIRE WILL BE TREATED CONFIDENTIALLY. Any offer or sale to any Purchaser will be made by the Partnership. You understand, however, that the Company may be required to present this Investor Questionnaire to such parties as it deems appropriate if called upon to establish that the proposed offer and sale of the Units are exempt from registration under the Securities Act of 1933, as amended (the "Securities Act"), or applicable state securities or blue sky laws or if otherwise required. Further, the undersigned understands that the offering and sale of the Units may be required to be reported to the Securities and Exchange Commission and reported or registered under applicable state securities or blue sky laws.

1.   Background Information.

     a.   Name of Investing Entity:____________________________________

     b.   Address:                 ____________________________________


                                   ____________________________________

          Address for correspondence (if different):

                                   ____________________________________

                                   ____________________________________

                                   ____________________________________

     c.   Telephone Number:        ____________________________________

     d.   Description of Business:_____________________________________

                                  _____________________________________

     e.   Federal Tax ID Number:  _____________________________________


     f. Individual(s) authorized to execute documents on behalf of the entity in connection with this investment:

          Name:                    ____________________________________

          Position or title:       ____________________________________


               NOTE: In the case of a partnership or trust, a power of attorney is required if such entity's Partnership Agreement or Trust Agreement does not specifically authorize the above-named individual(s) to make this investment for such Partnership or Trust. In the case of a corporate investor, corporate resolutions (or other evidence of corporate authority) authorizing this investment and specifying the individuals authorized to execute investment documents on behalf of the corporation are required to be delivered herewith.


2.   Type of Entity:                     Corporation                ______

                                         Limited Partnership        ______

                                         General Partnership        ______

                                         Limited Liability Company  ______

                                         Revocable Trust/***/       ______

_____________________

/***/  UNLESS (i) the Trust has total assets in excess of $5,000,000; (ii) the
 ---
Trust was not formed for the specific purpose of acquiring the Interest; and
(iii) the purchase by the Trust is directed by a person who has such knowledge and experience in financial and business matters that he/she is capable of evaluating the merits and risks of an investment in the Units, the grantor(s) of the Trust also must provide a completed individual investor questionnaire
                                                                  (continued...)

                                    Irrevocable Trust         ______

                                    Pension or Profit
                                    Sharing Plan or Trust
                                    (indicate type of Plan
                                    or Trust)                 ______

                                    Individual Retirement
                                    Account (Note:  The
                                    beneficiary of an
                                    Individual Retirement
                                    Account also must provide
                                    a complete individual
                                    investor questionnaire)   ______

     a.   Place of Organization:

____________________________________________

     b.   Date of Organization:

_____________________________________________

     c. Was the entity organized for the specific purpose of investing in Capital Automotive L.P.?

          Yes _____ No _____

     d. Does the entity have a preexisting business relationship with the person who contacted it in connection with the offering of the Units?

          Yes _____ No _____

     e. Number of equity owners (Note: an "equity owner" for the purposes of this Questionnaire means (1) stockholders in the case of a corporation, (2) limited partners only in the case of a limited partnership, (3) general partners in the case of a general partnership, (4) grantor(s) in the case of a trust revocable at the sole option of grantor(s) or (5) beneficiaries in the case of other trusts): _______


3.   Accredited Investors.

_____________________

/***/ (continued)
 ---
for each grantor.

          All Purchasers will be required to represent that they meet at least one of the following requirements. Please indicate which of the following you meet:

          (i)  All of the equity owners of the entity meet either (1), (2) or
(3) below:

                    (1) have an individual net worth/*/ (or joint net worth with spouse) in excess of $1,000,000;

                    (2) had an individual income (not including any amounts attributable to spouse or to property owned by spouse) of more than $200,000 in each of the previous two calendar years and a reasonable expectation to reach the same income level in the current year; or

                    (3) had a joint income with spouse in excess of $300,000 in each of the previous two calendar years and a reasonable expectation to reach the same income level in the current year.

                         Yes ____   No _____

          (ii) The Purchaser is any of the following entities (please indicate which by initialing the appropriate line(s)):

               (1)___ A bank is defined in Section 3(a)(2) of the Securities Act or a savings and loan association or other institution defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity.

               (2)___ A broker/dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934 (the "Exchange Act").

               (3)___ An insurance company as defined in Section 2(13) of the Securities Act.

____________________

/****/    For purposes of this Questionnaire, a purchaser's "net worth" is equal
 ----
to the excess of total assets at fair market value over total liabilities (excluding home and home furnishings).

          (4)___ An investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section (2)(a)(48) of that Act.

          (5)___ Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

          (6)___ A plan established and maintained by a state, its political subdivisions, or any agency or instrumentality thereof, for the benefits of its employees, if such plan has total assets in excess of $5,000,000.

          (7)___ An employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 "ERISA"), if the investment decision is made a plan fiduciary, as defined in
                    Section 3(21) of ERISA, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors.

          (8)___    A private business development company as defined in
                    Section 202(a)(22) of the Investment Advisers Act of 1940.

          (9)___ An organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended (the "Code"), a corporation, Massachusetts or similar business trust or partnership not formed for the specific purpose of acquiring the Units with total assets in excess of $5,000,000.

          (10)___ A trust with total assets in excess of $5,000,000 not formed for the specific purpose of acquiring the whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) under the Securities Act.

4.   Additional Information

     a.   If for a Trust:

          A Trust must attach a copy of its Declaration of Trust or other governing instrument, as amended, as well as all other documents that authorize the Trust to invest in the Units. All documentation must be complete and correct.

     b.   If for a Retirement Plan:

          The Retirement Plan must attach copies of all documents governing the Plan as well as all other documents authorizing the Retirement Plan to invest in the Units. Include, as necessary, documents defining permitted investments by the Retirement Plan and demonstrating the authority of the signing individual to act on behalf of the Plan. All documentation must be complete and correct.


5.   The Purchaser hereby acknowledges and represents and warrants that:

     1. (a) He/she/it has read and understands the risks associated with an investment in the Units and understands those risks, (b) the information contained in this Investor Questionnaire is true, complete and accurate as of the date hereof, and (c) he/she will contact Capital Automotive REIT immediately if any material change in any of this information occurs.

     2. The Units will be acquired for the Purchaser's own account for investment, and not for distribution or resale to others. The Purchaser agrees that it will not sell or otherwise transfer the Units unless any third party consents as required are first obtained and unless the securities are registered under the Securities Act, and under applicable state securities laws or unless an exemption from such registration is available. There is no market for the Units and none is expected to develop.

     3. All documents, records and books pertaining to this investment have been made available to the Purchaser and his/her/it respective attorney, accountant or investment representative; the Partnership has provided answers to all of his/her or their questions concerning the offering and an investment in the Partnership; and the books and records of the Partnership will be available upon reasonable notice for inspection during normal business hours of the Partnership at the Partnership's principal place of business.

_____4.   The Purchaser has such knowledge and experience in financial and business matters in general and in particular with respect to this type of investment that it is, he/she is capable of evaluating the merits and risks of an investment in the Partnership, and will be able to bear the financial risks of this investment for an indefinite period of time.

     5. The Purchaser has discussed with his/her investment representative, lawyer, accountant or tax advisor, as applicable, the suitability of an investment in the Partnership for its particular tax and financial situation.

     6. The Purchaser is acquiring the Units without being furnished any offering.

     7. The Purchaser has kept confidential all information furnished to them by or on behalf of the Partnership and has not provided the same to anyone other than their agents (including counsel and accountants) on a need to know basis.


6.   Reliance by Partnership.

     I understand that the Partnership will be relying on the accuracy and completeness of my responses to the foregoing questions and I represent, warrant and covenant to the Partnership as follows:

     1. I/We certify under the penalties of perjury that the social security number provided below and information provided with respect to Section 3406(a)(1)(C) of the Internal Revenue Code is true, correct and complete;

     2. The answers to the above questions are complete and correct and may be relied upon by the Partnership in determining whether the offering in connection with which I have executed this Questionnaire is exempt from registration under the Securities Act and applicable state securities laws; and hereby agree to indemnify the Partnership and its partners, affiliates, agents, employees and control persons, and hold each of them harmless against any and all loss, damages, liability or expense, including reasonable attorney's fees, which they or any of them may suffer, sustain or incur by reason of or in connection with any misrepresentation or breach of warranty or agreement made by the undersigned under this Investor Questionnaire or in connection with the sale or distribution by the undersigned of the Units purchased by the undersigned pursuant hereto in violation of the Securities Act or any other applicable law; and

     3. The person signing this Questionnaire on behalf of the Investing Entity has been duly authorized to sign the Questionnaire on behalf of the Investing Entity.


7.   Other Certifications.

     a.   If by a Corporation:

          By signing the Signature Page, the undersigned certifies the following:

          (A) that the Corporation's name, address of principal office, place of incorporation and taxpayer identification number as set forth in this Questionnaire are true, correct and complete; and

          (B)  that one of the following is true and correct (check one):

               [_] (i) the Corporation is a corporation organized in or under the laws of the United States or any political subdivision thereof.

               [_] (ii) the Corporation is a corporation which is neither created nor organized in or under the laws of the United States or any political subdivision thereof, but which has made an election under either Section 897(i) or 897(k) of the United States Internal Revenue Code of 1986, as amended, to be treated as a domestic corporation for certain purposes of United States Federal income taxation (A COPY OF THE INTERNAL REVENUE SERVICE ACKNOWLEDGMENT OF THE UNDERSIGNED'S ELECTION MUST BE ATTACHED TO THIS QUESTIONNAIRE IF THIS PROVISION IS APPLICABLE).

               [_]  (iii) neither (i) nor (ii) above is true.

     b.   If by a Partnership:

               By signing the Signature Page, the undersigned certifies on behalf of such Partnership the following:

               (A) that such Partnership's name, address of principal office, place of formation and taxpayer identification number as set forth in this Questionnaire are true, correct and complete; and

               (B)  that one of the following is true and correct (check one).

                    [_] (i) such Partnership is a partnership formed in or under the laws of the United States or any political subdivision thereof.

                    [_] (ii) such Partnership is not a partnership formed in or under the laws of the United States or any political subdivision thereof.

     c.   If by a Trust (other than a retirement related trust) or Estate:

               By signing the Signature Page, the undersigned certifies on behalf of such Trust or Estate the following:

               (A) that such Trust's or Estate's purchase of the Units in within the investment powers and authority of such Trust of Estate (as set forth in the declaration of trust or other governing instruments) and that all necessary consents, approvals and authorizations for such purchase have been obtained and that each person who signs the Signature Page has all requisite power and authority as trustee or executor or administrator to execute this Questionnaire and the Contribution Agreement on behalf of such Trust or Estate ;

               (B) that such Trust has not been established in connection with either (i) an employee benefit plan (as defined in Section 3(3) of ERISA), whether or not subject to the provisions of Title I of ERISA, or (ii) a plan described in Section 4975(e)(i) of the Internal Revenue Code;

               (C) that such Trust's or Estate's name, address of principal office, place of formation and taxpayer identification number as set forth in this Questionnaire are true, correct and complete; and

               (D)  that one of the following is true and correct (check one):

                    [_] (i) such Trust is a trust whose income from sources outside of the United States Federal tax purposes regardless of its connection with a trade or business carried on in the United States.

                    [_] (ii) such Trust is an estate or trust whose income from sources outside of the United States Federal income tax purposes regardless of its connection with a trade or business carried on in the United States.

     d.   If by a Retirement Plan:

               By signing the Signature Page, the undersigned on behalf of such Retirement Plan certifies the following:

          (A) that such Retirement Plan's governing documents duly authorize the type of investment contemplated herein, and the undersigned is authorized and empowered to make such investment on behalf of such Retirement Plan.


_____________________________________________________________
(please print the exact name(s) and title in which the Units should be issued)


          (Investing Entity)

          (Signature of Purchaser)

__________________________________________


          (Name and Title Typed or Printed)

__________________________________________


          (Name of Trustee(s) (if Trust))

__________________________________________


__________________________________________

          (Date)

__________________________________________

                               EXHIBIT 7.2.1(p)

                             ESTOPPEL CERTIFICATE


To:  CAPITAL AUTOMOTIVE REIT
     1925 North Lynn Street, Suite 306
     Arlington, Virginia  22209
     Attention:  Thomas D. Eckert, President and Chief Executive Officer

Re: Mortgagee's Interest and Mortgage Status in and of the Property owned by __________________________________________________________________
     (the "The Contributor") and commonly known as _______________________
      (the "Property").

Gentlemen:

     The undersigned ("Mortgagee") hereby certifies to CAPITAL AUTOMOTIVE REIT (The "Company") and CAPITAL AUTOMOTIVE L.P. (the "Partnership") as follows:

          (i) The certifications contained herein are being made with the knowledge that the Company and the Partnership will place substantial reliance thereon in connection with a major financial transaction involving, among other maters, the acquisition of the Property, subject to Mortgagee's Interest and the Mortgage, based upon the value of the Property as so subjected.

          (ii) Mortgagee's interest in the property results from the lending to the Contributor of a sum of money in the original principal amount of $______________, upon the terms and conditions set forth in that certain promissory note (the"Note"), an exact copy of which annexed hereto as Exhibit A. The principal amount actually advanced under the note as of the date of this certificate is $_____________, of which $_____________ is outstanding as of the date of this certificate.

          (iii) Mortgagee's entire interest in the Property ("Mortgagee's Interest") is the security interest conferred by the security document annexed hereto as Exhibit B and such other security instruments and filings as are required by the terms of such document (collectively, the "Mortgage").

          (iv) As of the date of this certificate there exists no default or any condition or matter which, with the passage of time, could constitute a default under or with respect to the Note or the Mortgage and there are not prior defaults under the Note or the Mortgage which could become present or future defaults if any presently outstanding waivers by the Mortgagee are withdrawn.

          (v) If the Note or Mortgage contains any "due on sale" or other acceleration clause based upon change of ownership of the Property, the same shall be deemed deleted if the Property is hereafter acquired by the Partnership or the Company.

          (vi) The undersigned has not assigned, sold or otherwise encumbered its title to the Note, Mortgage or Mortgagee's interest and has full power and authority to execute this certificate without the approval of any other person, corporation or other entity.

          IN WITNESS WHEREOF, the undersigned has executed this certificate under seal this ____ day of ______________, 1997, intending the same to be a sealed instrument of the Mortgagee.


                                                           _____________________
                                                           Mortgagee



ATTEST/WITNESS                                       By:__________________(SEAL)

                                                     Title:_____________________

                               EXHIBIT 7.2.1(Q)
                               ----------------

[Not on Computer]

                               EXHIBIT 7.2.2(F)
                               ----------------

       OPINION OF WILMER, CUTLER & PICKERING TO BE DELIVERED AT CLOSING:

1. The Company is a corporation duly organized or formed, validly existing and in good standing under the laws of the State of Delaware.

2. The Partnership is a limited partnership duly organized or formed, validly existing and in good standing under the laws of the State of Maryland.

3. Each of the Company and the Partnership has the requisite corporate or partnership power (respectively) to execute and deliver, and to perform its obligations under, the Agreement.

4. The general partner of the Partnership has the requisite partnership power and authority to carry on its business and to execute an deliver, and to perform its obligations under, the Agreement and to execute and deliver on behalf of such Partnership, and to bind the Partnership to, the Agreement.

5. The execution and delivery by each of the Company and the Partnership has been duly authorized by all necessary corporate or partnership actions (respectively).

6. The execution, delivery and performance of the Agreement by the general partner of the Partnership on behalf of the Partnership have been duly authorized by all necessary partnership actions, and the individuals executing the Agreement on behalf of such general partner have been duly authorized to do so.

7. The execution, delivery and performance by the Company will not violate the charter or bylaws of the Company.

8. The execution, delivery and performance by the general partner of the Partnership, and such general partner's performance of its obligations under, the Agreement on behalf of the Partnership will not violate the Partnerships Organizational Documents.

9. The Agreement has been duly executed and delivered by each of the Partnership and the Company and is the legal, valid and binding obligation of each, enforceable against each in accordance with its terms.

                SCHEDULE I - CONTRIBUTORS' NAMES AND ADDRESSES
                ----------------------------------------------

                                   Property Numbers
Name                               from Schedule 1.2         Address
--------------------------------------------------------------------
1.  Pohanka Properties, Inc.           1-7            4101 St. Barnabas Road
                                                      Marlowe Heights, Maryland.

2.  Pohanka Virginia Properties        8 & 9          4601 St. Barnabas Road
                                                      Marlowe Heights, Maryland

                                 SCHEDULE 1.2
                                 ------------
             OWNERSHIP INTERESTS IN PROPERTIES AND PURCHASE PRICES

------------------------------------------------------------------------------------------------------------------------------------

 PROPERTY                                     TAX ACCOUNT                                                           CONTRIBUTION
                                              -----------
  NUMBER                 CONTRIBUTOR            NUMBER                     PROPERTY ADDRESS                            AMOUNT
  ------                 ------------           ------                     -----------------                           ------

-----------------------------------------------------------------------------------------------------------------------------------
    1          Pohanka Properties, Inc.       06-0590109       4601 St. Barnabas Rd., Marlow Heights, MD 20757       $4,204,227
                                              06-0590091       4615 St. Barnabas Rd., Marlow Heights, MD 20757
                                              06-038205        4619 St. Barnabas Rd., Marlow Heights, MD 20757
-----------------------------------------------------------------------------------------------------------------------------------

    2          Pohanka Properties, Inc.       06-0590125       4809 St. Barnabas Rd., Marlow Heights, MD 20757       $1,512,600
                                              06-0590117       3407 Dallas Drive, Marlow Heights, MD 20757
------------------------------------------------------------------------------------------------------------------------------------

    3          Pohanka Properties, Inc.       06-0642140       4608 St. Barnabas Rd., Marlow Heights, MD 20757       $3,596,100
------------------------------------------------------------------------------------------------------------------------------------

    4          Pohanka Properties, Inc.       06-0605873       4756 Stamp Rd., Marlow Heights, MD 20757              $  675,000
                                              06-0059247       4764 Stamp Rd., Marlow Heights, MD 20757
------------------------------------------------------------------------------------------------------------------------------------

                             SCHEDULE 1.2, CONTD.
                             --------------------

             OWNERSHIP INTERESTS IN PROPERTIES AND PURCHASE PRICES

------------------------------------------------------------------------------------------------------------------------------------

 PROPERTY                                   TAX ACCOUNT                                                               CONTRIBUTION
                                            -----------
  NUMBER          CONTRIBUTOR                 NUMBER                       PROPERTY ADDRESS                              AMOUNT
  ------          -----------                 ------                       -----------------                             ------
------------------------------------------------------------------------------------------------------------------------------------
    5       Pohanka Properties, Inc.        07-0801472           16600 Governor Bridge Rd., Bowie, MD 20716              $3,950,000
------------------------------------------------------------------------------------------------------------------------------------

    6       Pohanka Properties, Inc.      034-4-01-00-0051       13901 Lee Jackson Memorial Highway, Chantilly, VA       $3,411,055
                                                                 22021

                                          034-4-01-00-0050       13909 Lee Jackson Memorial Highway, Chantilly, VA
                                                                 22021

                                          034-4-01-00-0050-A     13909 Lee Jackson Memorial Highway, Chantilly, VA
                                                                 22021
------------------------------------------------------------------------------------------------------------------------------------

    7       Pohanka Properties, Inc.      034-4-01-00-0049       13911 Lee Jackson Memorial Highway, Chantilly, VA       $4,200,812
                                                                 22021
------------------------------------------------------------------------------------------------------------------------------------

    8       Pohanka Virginia Properties   034-4-01-00-0053       13915 Lee Jackson Memorial Highway, Chantilly, VA       $5,829,799
                                                                 20151 (undeveloped property)
------------------------------------------------------------------------------------------------------------------------------------

    9       Pohanka Virginia Properties     024-6-A10            5200 Jefferson Davis Highway, Fredericksburg, VA 22408  $3,405,407
                                            024-6-A20            5200 Jefferson Davis Highway, Fredericksburg, VA 22408
                                            024-6-A21            5200 Jefferson Davis Highway, Fredericksburg, VA 22408
------------------------------------------------------------------------------------------------------------------------------------

SCHEDULE 1.3(A) -- SCHEDULE OF UNITS ISSUED IN CONSIDERATION FOR EACH PROPERTY
------------------------------------------------------------------------------

Each Contributor will receive a number of Units that is equal to the Contribution Value of the Property contributed by such Contributor as determined by application of the formula set forth in Section 1.3 of the Agreement (as further adjusted pursuant to Section 2.1, if applicable).

                   SCHEDULE 1.3(B) -- MORTGAGE INDEBTEDNESS
                   ----------------------------------------

--------------------------------------------------------------------------------------------------------------
 Property/Parcel                 Name of Borrower           Lender     Outstanding     Maturity    Prepayment
                                                                       Principal on    Date        right
                                                                       November 1,
                                                                       1997/on
                                                                       Closing Date
---------------------------------------------------------------------------------------------------------------
 4809 St. Barnabas Rd.,          Pohanka Properties,        Nations    $10,431,        4/7/03      Yes; w/o
 Marlow Heights, MD 20757        Inc.                       Bank       113/(To be                  penalty
                                 (pursuant to Loan #34)                determined
 3407 Dallas Drive, Marlow                                             on Closing
 Heights, MD 20757                                                     Date)
---------------------------------------------------------------------------------------------------------------
 4608 St. Barnabas Rd.,          Pohanka Properties,        Nations    $10,431,113/    4/7/03      Yes; w/o
 Marlow Heights, MD 20757        Inc.                       Bank       (To be                      penalty
                                 (pursuant to Loan #34)                determined
                                                                       on Closing
                                                                       Date)
---------------------------------------------------------------------------------------------------------------
 16600 Governor's Bridge Rd.,    Pohanka Virginia           Nations    $ 2,898,002     11/1/00     Yes; w/o
 Bowie, MD 20716                 Properties                 Bank                                   penalty
                                 (pursuant to Loan
                                 #273)






---------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
 Property/Parcel                Name of Borrower            Lender     Outstanding     Maturity    Prepayment
                                                                       Principal on    Date        right
                                                                       November 1,
                                                                       1997/on
                                                                       Closing Date
--------------------------------------------------------------------------------------------------------------
 13911 Lee Jackson Memorial      Pohanka Virginia           Nations    $10,431,113/    4/7/03      Yes; w/o
 Highway, Chantilly, VA          Properties                 Bank       (To be                      penalty
 22021                           (pursuant to Loan #34)                determined
                                                                       on Closing
 13909 Lee Jackson Memorial                                            Date)
 Highway, Chantilly, VA
 22021

 13915 Lee Jackson Memorial
 Highway, Chantilly, VA
 22021
--------------------------------------------------------------------------------------------------------------
 13911 Lee Jackson Memorial      Pohanka Virginia           Nations    $10,431,113/    4/7/03      Yes; w/o
 Highway, Chantilly, VA          Properties                 Bank       To be                       penalty
 20151                           (pursuant to Loan #34)                determined
                                                                       on Closing
                                                                       Date









--------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
 Property/Parcel                 Name of Borrower          Lender     Outstanding     Maturity    Prepayment
                                                                      Principal on    Date        right
                                                                      November 1,
                                                                      1997/on
                                                                      Closing Date
-------------------------------------------------------------------------------------------------------------
 13915 Lee Jackson Memorial      Pohanka Virginia          Nations    $10,431,113     4/7/03      Yes; w/o
 Highway, Chantilly, VA          Properties                Bank                                   penalty
 20151                           (pursuant to Loan #34)

 13909 Lee Jackson Memorial      *NOTE:  SEVERAL
 Highway, Chantilly, VA          PROPERTIES ARE
 20151                           FINANCED
                                 TOGETHER
 13909 Lee Jackson Memorial      PURSUANT TO
 Highway, Chantilly, VA          LOAN #34
 20151
-------------------------------------------------------------------------------------------------------------

                                 SCHEDULE 4.1
                                 ------------

                                PRIOR OCCUPANTS

     1.   Lease Number 1 on Schedule 9.19.2 -- Lessee:  Pohanka Auto West, Inc.

     2.   Lease Number 2 on Schedule 9.19.2 -- Lessee:  Pohanka of Chantilly,
     Inc.

     3.   Lease Number 3 on Schedule 9.19.2 -- Lessee:  Pohanka Chevrolet-GEO,
     Inc.

     4.   Lease Number 4 on Schedule 9.19.2 -- Lessee:  Pohanka Auto North, Inc.

     5.   Lease Number 5 on Schedule 9.19.2 -- Lessee:  Pohanka Hyundai, Inc.

     6.   Lease Number 6 on Schedule 9.19.2 -- Lessee:  Pohanka Imports, Inc.

     7.   Lease Number 7 on Schedule 9.19.2 -- Lessee:  Pohanka Oldsmobile-GMC
     Trucks,     Inc.

     8.   Lease Number 1 on Schedule 9.19.2 -- Lessee:  Pohanka Auto North,
     Inc.-Saturn of     Bowie.

     9.   Lease Number 9 on Schedule 9.19.2 -- Lessee:  Pohanka Auto Center

                                SCHEDULE 4.4(B)
                                ---------------

                                  GUARANTIES

1. The following parties are guaranteeing a lease to be entered into by and among Pohanka Auto Center, Inc., Pohanka Oldsmobile-GMC Truck, Inc. and Capital Automotive L.P. with respect to Property located at 4601 St. Barnabas Rd., Marlow Heights, MD 20757, 4615 St. Barnabas Rd., Marlow Heights, MD 20757 and 4619 St. Barnabas Rd., Marlow Heights, MD 20757:

     Pohanka Hyundai, Inc.
     Pohanka Imports, Inc.
     Pohanka Oldsmobile-GMC Truck, Inc.
     Pohanka Virginia Properties
     Pohanka of Chantilly, Inc.
     Pohanka Auto West, Inc. & Pohanka Chevrolet-GEO, Inc.
     Pohanka Auto Center, Inc.

2. The following parties are guaranteeing a lease to be entered into by and between Pohanka Hyundai, Inc. and Capital Automotive L.P. with respect to Property located at 4809 St. Barnabas Rd., Marlow Heights, MD 20757 and 3407 Dallas Drive, Marlow Heights, MD 20757:

     Pohanka Imports, Inc.
     Pohanka Oldsmobile-GMC Truck, Inc.
     Pohanka Virginia Properties
     Pohanka of Chantilly, Inc.
     Pohanka Auto West, Inc. & Pohanka Chevrolet-GEO, Inc.
     Pohanka Auto Center, Inc.

3. The following parties are guaranteeing a lease to be entered into by and between Pohanka Imports, Inc. and Capital Automotive L.P. with respect to Property located at 4608 St. Barnabas Rd., Marlow Heights, MD 20757:

     Pohanka Hyundai, Inc.
     Pohanka Oldsmobile-GMC Truck, Inc.
     Pohanka Virginia Properties
     Pohanka of Chantilly, Inc.
     Pohanka Auto West, Inc. & Pohanka Chevrolet-GEO, Inc.
     Pohanka Auto Center, Inc.

4. The following parties are guaranteeing a lease to be entered into by and between Pohanka Oldsmobile-GMC Truck, Inc. and Capital Automotive L.P. with respect to Property located at 4756 Stamp Rd., Marlow Heights, MD 20757:

     Pohanka Hyundai, Inc.
     Pohanka Imports, Inc.
     Pohanka Virginia Properties
     Pohanka of Chantilly, Inc.
     Pohanka Auto West, Inc. & Pohanka Chevrolet-GEO, Inc.
     Pohanka Auto Center, Inc.

5. The following parties are guaranteeing a lease to be entered into by and between Pohanka Virginia Properties and Capital Automotive L.P. with respect to Property located at 16660 Governors Br. Rd., Bowie, MD 20716:

     Pohanka Hyundai, Inc.
     Pohanka Imports, Inc.
     Pohanka Oldsmobile-GMC Truck, Inc.
     Pohanka of Chantilly, Inc.
     Pohanka Auto West, Inc. & Pohanka Chevrolet-GEO, Inc.
     Pohanka Auto Center, Inc.
                             -

6. The following parties are guaranteeing a lease to be entered into by and between Pohanka of Chantilly, Inc. and Capital Automotive L.P. with respect to Property located at 13901 Lee Jackson Memorial Highway, Chantilly, VA 20151, 13909 Lee Jackson Memorial Highway, Chantilly, VA, and 13909 Lee Jackson Memorial Highway, Chantilly, VA 20151:

     Pohanka Hyundai, Inc.
     Pohanka Imports, Inc.
     Pohanka Oldsmobile-GMC Truck, Inc.
     Pohanka of Chantilly, Inc.
     Pohanka Auto West, Inc. & Pohanka Chevrolet-GEO, Inc.
     Pohanka Auto Center, Inc.

7. The following parties are guaranteeing a lease to be entered into by and among Pohanka Auto West, Inc., Pohanka Chevrolet-GEO, Inc. and Capital Automotive L.P. with respect to Property located at 13911 Lee Jackson Memorial Highway, Chantilly, VA 20151:

     Pohanka Hyundai, Inc.
     Pohanka Imports, Inc.
     Pohanka Oldsmobile-GMC Truck, Inc.
     Pohanka Virginia Properties
     Pohanka of Chantilly, Inc.
     Pohanka Auto Center, Inc.

8. The following parties are guaranteeing a lease to be entered into by and between Pohanka Virginia Properties and Capital Automotive L.P. with respect to Property located at 13915 Lee Jackson Memorial Highway, Chantilly, VA 20151 13911:

     Pohanka Hyundai, Inc.
     Pohanka Imports, Inc.
     Pohanka Oldsmobile-GMC Truck, Inc.
     Pohanka of Chantilly, Inc.
     Pohanka Auto West, Inc. & Pohanka Chevrolet-GEO, Inc.
     Pohanka Auto Center, Inc.

9. The following parties are guaranteeing a lease to be entered into by and between Pohanka Auto Center and Capital Automotive L.P. with respect to Property located at 5200 Jefferson Davis Highway, Fredericksburg, VA 22408:

     Pohanka Hyundai, Inc.
     Pohanka Imports, Inc.
     Pohanka Oldsmobile-GMC Truck, Inc.
     Pohanka Virginia Properties
     Pohanka of Chantilly, Inc.
     Pohanka Auto West, Inc. & Pohanka Chevrolet-GEO, Inc.

                                 SCHEDULE 5.1
                                 ------------

                             SCHEDULED EXCEPTIONS

     Any disclosures required by this Schedule 5.1 shall be inserted hereon after the execution of this Agreement according to Sections 5.1, 5.2 and
     5.3 of the Agreement.

                                 SCHEDULE 9.6
                                 ------------

                               MATERIAL DEFAULTS

     Any disclosures required by this Schedule 9.6 shall be inserted hereon after the execution of the Agreement according to Section 7.3.12 of the Agreement.

                                 SCHEDULE 9.13
                                 -------------

                                     ZONING


     Property Number from Schedule 1.2        Zoning Classification
     --------------------------------------------------------------

            1                                 Each Parcel Zoned C-M

            2                                 Both Parcels Zoned C-M

            3                                 C-M

            4                                 Both Parcels Zoned I-I

            5                                 Zoned C-M

            6                                 Each Parcel Zoned C-8

            7                                 Both Parcels Zoned C-8

            8                                 C-3

            9                                 C-3

                              SCHEDULE 9.15.5(A)
                              ------------------

     THE TREATMENT, STORAGE AND DISPOSAL LOCATIONS FOR SUBSTANCES OF CONCERN

     Any disclosures required by this Schedule 9.15.5(a) shall be inserted hereon after the execution of the Agreement according to Section 7.3.12 of the Agreement.

                              SCHEDULE 9.15.5(B)

                                 STORAGE TANKS

      PROPERTY                                                                TANKS
1. Pohanka Nissan - Cadillac -                         Seven aboveground storage tanks currently in use: (1) motor oil -
   Oldsmobile - Hyundai                                volume unknown; (2) transmission fluid - volume unknown; (3) anti-
   Spotsylvania County,Virginia                        freeze - volume unknown; (4) gasoline - volume unknown; (5) waste oil -
                                                       volume unknown; (6) waste oil - volume unknown; (7) anti-freeze-
                                                       volume unknown.


                                                       One underground storage tank not currently in use: (1) 1,000 gallon tank closed in place (with slurry).


2. Pohanka Oldsmobile - GMC - Isuzu                    Three aboveground storage tanks currently in use: (1) waste oil -
   Prince George's County, Maryland                    volume unknown; (2) motor oil - volume unknow n; (3) anti-freeze -
                                                       volume unknown.


                                                       Two underground storage tanks (volume and capacity unknown) were abandoned in place in approximately 1972.


3. Saturn of Marlow Heights                            Three aboveground storage tanks currently in use: (1) waste oil - volume
   Prince George's County, Maryland                    unknown; (2) motor oil - volume unknown; (3) anti-freeze - volume unknown.


                                                       An unknown number of underground storage tanks (volume and contents unknown)
                                                       installed by a prior owner were closed in place in 1972. Environmental sampling indicates the presence of petroleum contamination in the soil and the potential for groundwater contamination in the vicinity of these closed tanks. Consultants have recommended additional testing to determine the extent of contamination.

4.   Pohanka Oldsmobile - GMC Body Shop               One aboveground storage tank is currently in use: (1) waste oil - 550 gallons.
     Prince George's County, Maryland

                                                      Three underground storage tanks are not currently in use: (1) gasoline - 6000 gallons; (2) gasoline - 6000 gallons; (3) gasoline - 400 gallons.

5.   Pohanka Hyundai - Subaru                         Two aboveground storage tanks are currently in use: (1) waste oil - 550
     Prince George's County, Maryland                 gallons; (2) motor oil -550 gallons.

6.   Saturn of Bowie                                  Three aboveground storage tanks are currently in use: (1) motor oil - 550
     Prince George's County, Maryland                 gallons; (2) motor oil -550 gallons; (3) waste oil - 550 gallons.

7.   Pohanka Honda                                    Two aboveground storage tanks are currently in use: (1) waste oil - 550
     Prince George's County, Maryland                 gallons; (2) motor oil -550 gallons.

8.   Weidlein Property                                None.
     Fairfax County, Virginia

9.Pohanka Chevrolet                                   Three aboveground storage tanks are currently in use: (1) waste oil - 550
     Fairfax County, Virginia                         gallons; (2) motor oil -550 gallons; (3) 275 gallons - transmission fluid.

10.Pohanka Lexus                                      Two aboveground storage tanks are currently in use: (1) used anti-freeze -275
     Fairfax County, Virginia                         gallons; (2) used anti-freeze - 275 gallons.

11.Pohanka Acura                                      Three aboveground storage tanks are currently in use: (1) waste oil - 550
     Fairfax County, Virginia                         gallons; (2) motor oil -550 gallons; (3) motor oil - 275 gallons.
     Arlington, Virginia

                               SCHEDULE 9.15.5(C)
                               ------------------

                             EXISTENCE OF ASBESTOS

     None.

                              SCHEDULE 9.15.5(F)
                              ------------------

                    ENVIRONMENTAL PERMITS AND AUTHORIZATIONS

     The disclosures required by this Schedule 9.15.5(f) shall be inserted hereon after the execution of the Agreement according to Section 7.3.12 of the Agreement.

                                 SCHEDULE 9.16
                                 -------------

                                   INSURANCE

     The disclosures required by this Schedule 9.16 shall be inserted hereon after the execution of the Agreement according to Section 7.3.12 of the Agreement.

                                 SCHEDULE 9.19
                                 -------------

                               LEASE DISCLOSURES

     Any disclosures required by this Schedule 9.19 shall be inserted hereon after the execution of the Agreement according to Section 7.3.12 of the Agreement.

                                SCHEDULE 9.19.2
                                ---------------

                             LEASES AND RENT ROLLS

1.   PROPERTY 7 (FROM SCHEDULE 1.2):

     Lessors:       Pohanka Properties, Inc.

     Lessee:        Pohanka Auto West, Inc.

     Annual Rent:   $403,200; (triple net lease)

2.   PROPERTY 6 (FROM SCHEDULE 1.2)

     Lessors:       Pohanka Properties, Inc.

     Lessee:        Pohanka of Chantilly, Inc.

     Annual Rent:   $420,200; (triple net lease)


3.   PROPERTY 7 (FROM SCHEDULE 1.2)

     Lessors:       Pohanka Properties, Inc.

     Lessee:        Pohanka Chevrolet-GEO, Inc.

     Annual Rent:   $450,000; (triple net lease)


4.   PROPERTY 1 (FROM SCHEDULE 1.2)

     Lessors:       Pohanka Properties, Inc.

     Lessee:        Pohanka Auto North, Inc.

     Annual Rent:   $228,000; (triple net lease)

                            SCHEDULE 9.19.2, CONTD.
                            -----------------------

                             LEASES AND RENT ROLLS

5.   PROPERTY 2 (FROM SCHEDULE 1.2)

     Lessors:       Pohanka Properties, Inc.

     Lessee:        Pohanka Hyundai, Inc.

     Annual Rent:   $351,900; (triple net lease)

6.   PROPERTY 3 (FROM SCHEDULE 1.2)

     Lessors:       Pohanka Properties, Inc.

     Lessee:        Pohanka Imports, Inc.

     Annual Rent:   $257,748; (triple net lease)

7.   PROPERTY 4 (FROM SCHEDULE 1.2)

     Lessors:       Pohanka Properties, Inc.

     Lessee:        Pohanka Oldsmobile-GMC Trucks, Inc.

     Annual Rent:   $392,110; (triple net lease)

8.   PROPERTY 5 (FROM SCHEDULE 1.2)

     Lessors:       Pohanka Virginia Properties

     Lessee:        Pohanka Auto North, Inc.-Saturn of Bowie

     Annual Rent:   432,000; (triple net lease)

9.   PROPERTY 9 (FROM SCHEDULE 1.2)

     Lessors:       Pohanka Virginia Properties

     Lessee:        Pohanka Auto Center

     Annual Rent:   $210,000; (triple net lease)

                               SCHEDULE 9.19.13
                                ----------------

                                OTHER LANDLORDS

     Any disclosures required by this Schedule 9.19.13 shall be inserted hereon after the execution of the Agreement according to Section 7.3.12 of the Agreement.

                                SCHEDULE 9.20(A)
                                ----------------

                               SERVICE CONTRACTS

     The disclosures required by this Schedule 9.20 shall be inserted hereon after the execution of the Agreement according to Section 7.3.12 of the Agreement.

                                SCHEDULE 9.20(B)
                                ----------------

                              MANAGEMENT CONTRACTS

     The disclosures required by this Schedule 9.20 shall be inserted hereon after the execution of the Agreement according to Section 7.3.12 of the Agreement.

                                 SCHEDULE 9.23
                                 -------------

                          LIABILITIES OF CONTRIBUTORS

     See Schedule 1.3(b).

                                 SCHEDULE 9.24
                                 -------------

                                   CONTRACTS

     The disclosures required by this Schedule 9.24 shall be inserted hereon after the execution of the Agreement according to Section 7.3.12 of the Agreement.

                                 SCHEDULE 9.26
                                 -------------

     EMPLOYEE BENEFIT PLANS/EMPLOYMENT CONTRACTS/EMPLOYEE BENEFIT LIABILITIES

     The disclosures required by this Schedule 9.26 shall be inserted hereon after the execution of the Agreement according to Section 7.3.12 of the Agreement.

                                SCHEDULE 12.1.5
                                ---------------

     RESTRICTIONS ON SALE AND/OR FINANCING OF SPECIFIED PROPERTIES

  Property Number from Schedule 1.2        Lock-Out Period for Sale/Financing
  ---------------------------------        ----------------------------------

            1                                            4 years

            2                                            4 years

            3                                            4 years

            4                                            4 years

            5                                            4 years

            6                                            7 years

            7                                            7 years

            8                                            7 years

            9                                            4 years

                                SCHEDULE 12.4.5
                                ---------------

                          LIMITATIONS ON INDEBTEDNESS

     None.

                                SCHEDULE 14.2.1
                                ---------------

                                  INDEMNITORS

     None.

                            CAPITAL AUTOMOTIVE REIT
                         1925 North Lynn Street, #306
                              Arlington, Virginia


                               November 21, 1997


Pohanka Properties Inc.
c/o John M. Pohanka
4601 St. Barnabas Road
Marlow Heights, MD 20747

Pohanka Virginia Properties, L.P.
c/o John M. Pohanka
4601 St. Barnabas Road
Marlow Heights, MD 20747

Dear Mr. Pohanka:

     We hereby agree that the first $400,000 of the increases in rent pursuant to Section 2.04(a) of the Leases to be entered into pursuant to the Contribution Agreement dated November 21, 1997, between us and you are waived and will be abated.

     We further agree that the deposit of Impositions pursuant to Section 3.04 of the Leases is hereby irrevocably waived.

     We acknowledge that you would not enter into the Contribution Agreement if we had not agreed to the abatement and waiver of deposit of impositions set forth above. The waiver and abatement pursuant to this letter shall be binding upon us and our successors and assigns.

                                   Capital Automobile, L.P.

                                   by /s/ Thomas D. Eckert